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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4676


                                      HARBOR FUND
--------------------------------------------------------------------------------

(Exact name of registrant as specified in charter)

                                      One SeaGate
                                   Toledo, Ohio 43666
--------------------------------------------------------------------------------

(Address of principal executive offices)     (Zip code)


David G. Van Hooser                             Ernest V. Klein, Esq.
HARBOR FUND                                     HARBOR FUND

One SeaGate                                     One SeaGate
Toledo, Ohio 43666                              Toledo, Ohio 43666
-------------------------------------------------------------------------------

(Name and address of agent for service)
Registrant's telephone number, including area code: (419) 247-1940

Date of fiscal year end: October 31

Date of reporting period: April 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

SEMI-ANNUAL REPORT


(HARBOR FUND LOGO)

APRIL 30, 2003


-----------------------------------------
HARBOR FUND

TABLE OF CONTENTS

                                  SEMI-ANNUAL REPORT OVERVIEW                              2

                                  LETTER FROM THE CHAIRMAN                                 4

                                  HARBOR DOMESTIC EQUITY FUNDS
                                  HARBOR CAPITAL APPRECIATION FUND
                                    Manager's Commentary                                   6
                                    Portfolio of Investments                               7
                                  HARBOR MID CAP GROWTH FUND
                                    Managers' Commentary                                   9
                                    Portfolio of Investments                              10
                                  HARBOR SMALL CAP GROWTH FUND
                                    Manager's Commentary                                  12
                                    Portfolio of Investments                              13
                                  HARBOR LARGE CAP VALUE FUND
                                    Manager's Commentary                                  15
                                    Portfolio of Investments                              16
                                  HARBOR MID CAP VALUE FUND
                                    Managers' Commentary                                  18
                                    Portfolio of Investments                              19
                                  HARBOR SMALL CAP VALUE FUND
                                    Manager's Commentary                                  21
                                    Portfolio of Investments                              22
                                  STATEMENT OF ASSETS AND LIABILITIES                     24
                                  STATEMENT OF OPERATIONS                                 25
                                  STATEMENT OF CHANGES IN NET ASSETS                      26
                                  FINANCIAL HIGHLIGHTS                                    28

                                  HARBOR INTERNATIONAL EQUITY FUNDS
                                  HARBOR INTERNATIONAL FUND
                                    Manager's Commentary                                  32
                                    Portfolio of Investments                              33
                                  HARBOR INTERNATIONAL GROWTH FUND
                                    Managers' Commentary                                  35
                                    Portfolio of Investments                              36
                                  HARBOR GLOBAL EQUITY FUND
                                    Managers' Commentary                                  38
                                    Portfolio of Investments                              39
                                  STATEMENT OF ASSETS AND LIABILITIES                     41
                                  STATEMENT OF OPERATIONS                                 42
                                  STATEMENT OF CHANGES IN NET ASSETS                      43
                                  FINANCIAL HIGHLIGHTS                                    44

                                  HARBOR FIXED INCOME FUNDS
                                  HARBOR HIGH-YIELD BOND FUND
                                    Managers' Commentary                                  46
                                    Portfolio of Investments                              47
                                  HARBOR BOND FUND
                                    Manager's Commentary                                  50
                                    Portfolio of Investments                              51
                                  HARBOR SHORT DURATION FUND
                                    Manager's Commentary                                  60
                                    Portfolio of Investments                              61
                                  HARBOR MONEY MARKET FUND
                                    Manager's Commentary                                  64
                                    Portfolio of Investments                              65
                                  STATEMENT OF ASSETS AND LIABILITIES                     66
                                  STATEMENT OF OPERATIONS                                 67
                                  STATEMENT OF CHANGES IN NET ASSETS                      68
                                  FINANCIAL HIGHLIGHTS                                    70
                                  NOTES TO FINANCIAL STATEMENTS                           72

                                  ADDITIONAL INFORMATION                                  83

                                DOMESTIC EQUITY
                              INTERNATIONAL EQUITY
                                  FIXED INCOME

HARBOR FUND
SEMI-ANNUAL REPORT OVERVIEW (UNAUDITED)


The first half of Harbor Fund's fiscal year ended April 30, 2003. The total return is shown below for each of the 13 portfolios. All performance figures for the Harbor Funds assume the reinvestment of dividends and capital gains. The section below entitled Market Indices Long-Term Total Return reflects the 30-year returns for unmanaged indices, which are included as an indication of longer-term potential associated with taking different levels of market risk. The unmanaged indices do not reflect fees and expenses and are not available for direct investment. Performance data quoted represents past performance and is not predictive of future results.

                                                                       UNANNUALIZED TOTAL RETURN
                                                                    6 MONTHS ENDING APRIL 30, 2003
                                                                ---------------------------------------
                                                                INSTITUTIONAL    RETIREMENT    INVESTOR
                                                                    CLASS         CLASS(1)     CLASS(1)
                                                                -------------    ----------    --------
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund..........................         1.90%           1.90%        1.70%
  Harbor Mid Cap Growth Fund................................        12.11           12.11        12.11
  Harbor Small Cap Growth Fund..............................         4.05            4.05         4.05
  Harbor Large Cap Value Fund...............................         2.89            2.89         2.72
  Harbor Mid Cap Value Fund.................................         0.12            0.12         0.12
  Harbor Small Cap Value Fund...............................         4.40            4.40         4.40
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund.................................         4.44%           4.33%        4.26%
  Harbor International Growth Fund..........................        -5.78           -5.78        -5.82
  Harbor Global Equity Fund.................................         3.11            3.11         3.11
HARBOR FIXED INCOME FUNDS
  Harbor High-Yield Bond Fund...............................         7.93%(a)        7.93%(a)     7.89%(a)
  Harbor Bond Fund..........................................         6.02            5.95          N/A
  Harbor Short Duration Fund................................         1.02            1.01          N/A
  Harbor Money Market Fund..................................         0.50            0.00(b)       N/A

                                                                     UNANNUALIZED
                                                                     TOTAL RETURN
                                                                       6 MONTHS
                                                                        ENDING
                                                                    APRIL 30, 2003
    COMMONLY USED MARKET INDICES                                    --------------
      Standard & Poor's 500 (S&P 500); large cap, domestic
        equity..................................................          4.48%
      Wilshire 5000; entire U.S. stock market...................          5.02
      Russell 1000(R) Growth; large cap, domestic equity........          4.28
      Russell Midcap(R) Growth; domestic equity.................          8.19
      Russell 2000(R) Growth; small cap, domestic equity........          7.68
      Russell 1000(R) Value; large cap, domestic equity.........          5.25
      Russell Midcap(R) Value; domestic equity..................          7.13
      Russell 2000(R) Value; small cap, domestic equity.........          7.44
      Morgan Stanley Capital International Europe, Australia,
        and Far East (EAFE); international equity...............          1.81
      Morgan Stanley Capital International Europe, Australia,
        and Far East Growth (EAFE Growth); international
        equity..................................................          0.55
      Morgan Stanley Capital International World Index (MSCI
        World); global equity...................................          3.62
      Credit Suisse First Boston High-Yield (CSFB High-Yield)...         19.75
      Lehman Brothers Aggregate (LB AGG); domestic bonds........          4.31
      Citigroup 1 YR Treasury; domestic bonds...................          0.97
      90-Day U.S. Treasury Bills (T-Bills); domestic
        short-term..............................................          0.61

                                                                      30 YEARS
                                                                     1973-2002
    MARKET INDICES LONG-TERM TOTAL RETURN                           ANNUAL RATES
    (AS OF DECEMBER 31, 2002)                                       ------------
      S&P 500...................................................        10.66%
      WILSHIRE 5000.............................................        10.54
      EAFE......................................................         8.68
      MSCI World................................................         8.57
      Domestic Bonds (intermediate and long)(2).................         9.02
      T-Bills...................................................         6.96
      Consumer Price Index......................................         4.95

HARBOR FUND
SEMI-ANNUAL REPORT OVERVIEW--CONTINUED

                                                                  HARBOR FUND EXPENSE RATIOS(3)
                                                   ------------------------------------------------------------     MORNINGSTAR
                                                   1999          2000         2001         2002         2003(C)      AVERAGE(4)
                                                   ----          ----         ----         ----         -------     -----------
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund
    Institutional Class........................    0.66%         0.64%        0.66%        0.69%          0.71%         1.34%
    Retirement Class(1)........................     N/A          N/A          N/A          N/A            0.96          1.52
    Investor Class(1)..........................     N/A          N/A          N/A          N/A            1.14          1.52
  Harbor Mid Cap Growth Fund
    Institutional Class........................     N/A          N/A          1.20%        1.20%          1.20%         1.24%
    Retirement Class(1)........................     N/A          N/A          N/A          N/A            1.40          1.37
    Investor Class(1)..........................     N/A          N/A          N/A          N/A            1.40          1.37
  Harbor Small Cap Growth Fund
    Institutional Class........................     N/A          N/A          1.20%        0.95%          0.95%         1.32%
    Retirement Class(1)........................     N/A          N/A          N/A          N/A            1.20          1.40
    Investor Class(1)..........................     N/A          N/A          N/A          N/A            1.38          1.40
  Harbor Large Cap Value Fund
    Institutional Class........................    0.76%         0.80%        0.77%        0.77%          0.79%         0.98%
    Retirement Class(1)........................     N/A          N/A          N/A          N/A            1.04          1.07
    Investor Class(1)..........................     N/A          N/A          N/A          N/A            1.22          1.07
  Harbor Mid Cap Value Fund
    Institutional Class........................     N/A          N/A          N/A          1.20%(d)       1.20%         1.30%
    Retirement Class(1)........................     N/A          N/A          N/A          N/A            1.40          1.44
    Investor Class(1)..........................     N/A          N/A          N/A          N/A            1.40          1.44
  Harbor Small Cap Value Fund
    Institutional Class........................     N/A          N/A          N/A          1.20%(e)       1.20%         1.22%
    Retirement Class(1)........................     N/A          N/A          N/A          N/A            1.40          1.31
    Investor Class(1)..........................     N/A          N/A          N/A          N/A            1.40          1.31
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund
    Institutional Class........................    0.92%         0.92%        0.91%        0.87%          0.90%         1.22%
    Retirement Class(1)........................     N/A          N/A          N/A          N/A            1.15          1.29
    Investor Class(1)..........................     N/A          N/A          N/A          N/A            1.33          1.29
  Harbor International Growth Fund
    Institutional Class........................    0.91%         0.89%        0.89%        0.95%          0.99%         1.32%
    Retirement Class(1)........................     N/A          N/A          N/A          N/A            1.24          1.35
    Investor Class(1)..........................     N/A          N/A          N/A          N/A            1.40          1.35
  Harbor Global Equity Fund
    Institutional Class........................     N/A          N/A          1.20%(f)     1.20%          1.20%         1.43%
    Retirement Class(1)........................     N/A          N/A          N/A          N/A            1.40          1.51
    Investor Class(1)..........................     N/A          N/A          N/A          N/A            1.40          1.51
HARBOR FIXED INCOME FUNDS
  Harbor High-Yield Bond Fund
    Institutional Class........................     N/A          N/A          N/A          N/A            1.12%(a)      0.81%
    Retirement Class...........................     N/A          N/A          N/A          N/A            1.37(a)       0.88
    Investor Class.............................     N/A          N/A          N/A          N/A            1.40(a)       0.88
  Harbor Bond Fund
    Institutional Class........................    0.60%         0.60%        0.56%        0.58%          0.58%         0.64%
    Retirement Class(1)........................     N/A          N/A          N/A          N/A            0.83          0.72
  Harbor Short Duration Fund
    Institutional Class........................    0.28%         0.28%        0.27%        0.31%          0.37%         0.60%
    Retirement Class(1)........................     N/A          N/A          N/A          N/A            0.62          0.68
  Harbor Money Market Fund
    Institutional Class........................    0.46%         0.47%        0.38%        0.36%          0.36%          N/A
    Retirement Class(1)........................     N/A          N/A          N/A          N/A            0.61           N/A

   ------------------

   1  Commenced operations on November 1, 2002.

   2 LB AGG not available for 30 year period; blended historic data used to approximate total Bond Market Return.

   3 Harbor Fund expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)

   4 Institutional Class comparison includes all actively managed no-load funds in the March 31, 2003 Morningstar Universe with the same investment style as the comparable Harbor Fund portfolio. Retirement and Investor Class comparisons include all actively managed no-load funds in the March 31, 2003 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Fund portfolio.

   a  For the period December 1, 2002 (inception) through April 30, 2003.

   b The six-month return as of April 30, 2003 for the Money Market Retirement Fund was 0.00% because the fund had assets of only $1.00 and did not earn income. The following return is hypothetical based on the performance of the Money Market Institutional Class shares, restated for the higher expense ratio of the Retirement Class shares. This return approximates the return of the Money Market Retirement Class if there were more assets. Unannualized total return for six months ending April 30, 2003: 0.37%.

   c  Annualized figures for the six-month period ended April 30, 2003.

   d  For the period March 1, 2002 (inception) through October 31, 2002.

   e  For the period December 14, 2001 (inception) through October 31, 2002.

   f  For the period February 1, 2001 (inception) through October 31, 2001.

LETTER FROM THE CHAIRMAN

        (PHOTO)
  DAVID G. VAN HOOSER
        Chairman

Fellow Shareholder:

     After a difficult fiscal 2002, major equity indices showed positive returns for the first half of our fiscal year 2003. Although equity markets improved generally, the six months ended April 30, 2003 were a period of considerable market volatility. For example, one of the most widely followed indices of the domestic stock market, the S&P 500 Index, began the fiscal year with a gain for November but then retreated for three consecutive months in response to concerns about weak worldwide economic conditions and the war in Iraq. By early March, 2003 the S&P 500 Index had fallen to its lowest level since its recent market bottom of October 9, 2002. Then, as war concerns gradually eased, the index turned upward, ultimately delivering a return of 4.48% for the six-month period.

     In addition to the S&P 500, indices for all major equity investment styles and market capitalizations increased for the six-month period as shown in the table below. Major fixed income indices also posted positive total returns.

RETURNS FOR PERIODS ENDED APRIL 30, 2003                        6 MONTHS         1 YEAR         5 YEARS         10 YEARS
----------------------------------------                        --------         ------         -------         --------
Wilshire 5000 (entire U.S. stock market)....................      5.02%          -13.59%         -2.61%           9.11%
S&P 500 (large cap stocks)..................................      4.48           -13.31          -2.43            9.66
Russell Midcap(R) (mid cap stocks)..........................      7.58           -14.13           1.00           10.14
Russell 2000(R) (small cap stocks)..........................      7.55           -20.76          -2.47            7.49
EAFE (foreign stocks).......................................      1.81           -16.27          -5.52            1.98
CSFB High-Yield (high-yield bonds)..........................     19.75            11.26           3.06            6.98
LB AGG (taxable investment grade bonds).....................      4.31            10.47           7.58            7.24
90-Day T-Bills (proxy for money market returns).............      0.61             1.46           3.98            4.43

PORTFOLIO MANAGERS' COMMENTARY

     Beginning with this semi-annual report, we have expanded the space allotted for information on each Harbor fund to enable the portfolio managers to give our shareholders their perspective on fund performance and the conditions affecting each fund. For several years, we have made quarterly interviews with each portfolio manager available on our web site (www.harborfund.com). This is the first time, however, that we have included extensive commentaries from each manager in our semi-annual report.

     As a shareholder, you know that all of our funds are subadvised by investment managers who are specialists in the asset class they manage for Harbor Fund. We select managers who we believe will provide Harbor Fund investors with good performance relative to appropriate benchmarks over the long term. When a fund does not meet our standards for long-term performance, we will replace existing managers with new subadvisers, as we have done on several occasions since Harbor Fund began in 1986.

     We hope you will find these semi-annual commentaries by each of the managers to be informative summaries on your investments.

NOTABLE PERFORMERS

     Notable fund performers for the six-month period included the Harbor Mid Cap Growth Fund, Harbor Bond Fund, and Harbor International Fund. Directed by portfolio manager William Jeffery and his team, Harbor Mid Cap Growth was the top performer in the Harbor family for this volatile semi-annual period. With a portfolio constructed to perform well in a climate of economic recovery, the Harbor Mid Cap Growth Fund had a total return of 12.11% for the six months and exceeded its benchmark return.

     Harbor Bond Fund and Harbor International Fund, two of the most established and widely held funds in the Harbor family, outpaced their benchmarks for the six months as well as for longer-term periods. During the fiscal half-year period, both funds also received important industry recognition for long-term performance. Harbor Bond Fund, managed by Bill Gross since its inception in 1987, was one of only 10 funds chosen as winners of the first annual Standard & Poor's/Business Week Excellence in Fund Management awards. Morningstar nominated Hakan Castegren, who has managed Harbor International Fund since its inception in 1987, for its International-Stock Manager of the Year award.

     One further highlight of the latest six-month period was the addition of the Harbor High-Yield Bond Fund to our existing lineup of fixed income funds. The Harbor High-Yield Bond Fund is managed by Mark R. Shenkman, president and founder of Shenkman Capital Management, Inc. ("Shenkman Capital"), New York City. Shenkman Capital specializes exclusively in high-yield investments. Launched on December 1, 2002, this new fund provides individual investors with access to Shenkman Capital's services.

ASSET ALLOCATION AND DIVERSIFICATION

     The volatility of the last six months highlights the merits of certain investment fundamentals. One of these fundamentals is asset allocation. At various times during the last six months, equity markets were improving, then declining and finally improving again to show positive results for the semi-annual period. Some equity markets did better than others. Yet it is impossible for any investor to consistently determine which direction the broad markets, or a style within the broad market, may move in the short term. One way to cope with the natural volatility in the markets is to determine how much risk you can accept as an investor and then allocate the assets in your portfolio to several different asset classes consistent with your risk tolerance. The diversification that can result from an effective asset allocation is one way investors can lower the risk in their portfolio.

     Harbor Fund has funds in many asset classes, including all major domestic equity styles, international equities, and major fixed income alternatives. Whether you use one or more Harbor funds in your portfolio, allocating your investments to include large, mid and small cap domestic stock funds in both growth and value styles and international equity funds in both growth and value styles can diversify an investor's equity portfolio. Investing some of your assets in fixed income funds provides additional diversification and usually lowers the risk in a portfolio. You can find additional information on the asset class and risk characteristics of each Harbor fund on page 1 of our prospectus dated March 1, 2003 and at our web site, www.harborfund.com.

LONG-TERM PERSPECTIVE

     The declines in equity returns over the last three years and the improvement in equity returns in this fiscal semi-annual period serve as a good reminder that we should invest with a long-term perspective. All funds in the Harbor Fund family are managed by investment professionals who are looking to beat their benchmarks over the long-term. For investors, this should typically mean an investment time horizon of at least five years, and it may mean ten years and even longer for some more volatile equity investments. Investors with near-term needs for the funds in their investments should consider more conservative fixed income alternatives and short duration or money market funds to meet their investment objectives.

LOWER TAXES ON INVESTMENT RETURNS

     On May 28, President Bush signed into law new tax legislation. This new tax package lowers the tax rate on dividends to a maximum of 15% compared with the previous maximum of 38.6%. In addition, the rate on capital gains on investments held for at least one year will drop to 15% from the previous 20%. Short-term capital gains on investments held for less than one year will continue to be taxed as ordinary income with rates up to the maximum rate of 35%.

     As we go to press with this semi-annual report, certain aspects of this tax legislation are still being clarified, including some provisions that could affect mutual funds. In general, dividends from equity mutual funds that are the result of dividends received on equity investments in a fund's portfolio will be passed through to shareholders and taxed at a maximum rate of 15%. Dividends that are the result of interest income or short-term capital gains will be passed through at the investor's ordinary income tax rate. In other words, mutual fund shareholders will receive two types of dividends--one that qualifies for the maximum rate of 15% and another that will be taxed as ordinary income with rates up to a maximum of 35%. Dividends received from fixed income mutual funds generally are derived from interest income received by the fund. These fixed income fund dividends will be passed through and taxed at maximum rates up to 35%.

     The lower tax rates on ordinary dividends from equity funds and on long-term capital gains can represent significant benefits to investors with assets in taxable accounts. While the impact will vary by investor, the bottom line is that mutual fund shareholders should pay lower taxes on their equity dividends and long-term capital gains as a result of the new tax legislation.

     Thank you for your investment in Harbor Fund. As always, we are committed to providing investment products that we believe have the potential to help you reach your financial goals over the long term.

June 13, 2003


                                                             -s- David G. Van Hooser
                                                             David G. Van Hooser
                                                             Chairman

HARBOR CAPITAL APPRECIATION FUND
MANAGER'S COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
                                    (PHOTO)
                                 SPIROS SEGALAS
                               Portfolio Manager
INVESTMENT GOAL
Long-term growth of capital.

INSTITUTIONAL CLASS
Fund #: 012
Cusip: 411511504
Ticker: HACAX
Inception Date: 12-29-1987

RETIREMENT CLASS
Fund #: 212
Cusip: 411511827
Ticker: HRCAX
Inception Date: 11-01-2002

INVESTOR CLASS
Fund #: 412
Cusip: 411511819
Ticker: HCAIX
Inception Date: 11-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Harbor Capital Appreciation Fund posted positive returns but underperformed the S&P 500 and Russell 1000(R) Growth indices for the six months ended April 30, 2003. The Fund's relative performance can be reviewed within the framework of two distinct periods. From November 2002 through February 2003, as geopolitical uncertainties weighed heavily on investor sentiment and equities slid lower, the Fund underperformed the S&P 500 and Russell 1000(R) Growth indices. However, with a successful end to the military campaign in Iraq, lower energy prices, rebounding confidence, and a significant lift in financial conditions, investors focused more on market fundamentals than on headlines and bid equities higher. For the two-month period ended April 30, 2003 the portfolio outperformed both indices.

Information technology stocks were the largest contributors to the Fund's absolute return for the six-month period. Among the top-performing technology stocks in the portfolio were Cisco, KLA-Tencor, Xilinx and SAP. All of these companies have improved their competitive positions during this cyclical downturn while significantly reducing costs, thus creating attractive earnings potential as demand for their products makes a comeback. KLA-Tencor's stock benefited from incrementally stronger shipments in the semiconductor industry. Lean inventory levels and new technology penetration in areas such as wireless networking and electronic entertainment devices are promising indications for an improvement in semiconductor demand.

Xilinx has demonstrated strength in its advanced products division alongside higher gross margins as a result of yield improvements and lower manufacturing costs. The company also reported a large increase in backlog orders, which resulted in improved visibility for its business. SAP moved sharply higher in April on the back of a third consecutive quarter of good earnings that highlighted strong relative performance versus other application software competitors, continued market share gains, improved execution, and margin expansion. SAP's performance is notable in light of the difficult operating environment for the industry.

Health care stocks were another significant contributor to the portfolio's return, led by biotech holdings Amgen, MedImmune, and Genentech. We have been emphasizing companies that we believe are earlier in their growth cycles and whose revenue bases benefit more from successful new product launches than those of more mature companies. The more traditional pharmaceutical companies in the portfolio also rose for the period.

Our consumer discretionary stocks, the largest emphasis in the portfolio, were essentially flat for the period and trailed the Fund's overall return. Strong performances from media-related stocks like Univision and specialty retailers like Bed Bath & Beyond were offset by negative returns in Porsche and Harley-Davidson. Our more defensively oriented holdings in the consumer staples and industrials sectors lagged the broader market's performance as investors transitioned to more aggressive positions in anticipation of a pick-up in economic and market activity. Within the industrials sector Lockheed Martin and Northrop Grumman detracted from performance.

We have purchased stocks that, in our opinion, have company-specific growth catalysts or are in industries with secular and cyclical fundamental improvements. We have taken advantage of market volatility to selectively add to our positions at relatively inexpensive prices.

GROWTH OF A $10,000 INVESTMENT
For the period 04-30-1993 through 04-30-2003
(HARBOR CAPITAL APPRECIATION FUND GRAPH)

                                     CAPITAL             CAPITAL             CAPITAL                             RUSSELL 1000(R)
                                APPRECIATION-INST   APPRECIATION-RET    APPRECIATION-INV         S&P 500             GROWTH
                                -----------------   ----------------    ----------------         -------         ---------------
Oct-93                              11449.40            11435.10            11424.80            10782.20            10696.30
Oct-94                              12279.60            12233.60            12200.60            11199.20            11274.10
Oct-95                              16666.70            16562.80            16488.30            14160.30            14569.80
Oct-96                              18870.40            18705.90            18588.30            17572.10            17782.00
Oct-97                              25612.20            25325.40            25120.90            23215.10            23200.90
Oct-98                              29639.20            29234.10            28945.90            28320.00            28917.80
Oct-99                              44040.30            43329.90            42825.40            35590.00            38821.90
Oct-00                              49437.60            48518.60            47867.50            37758.00            42444.60
Oct-01                              32020.00            31346.30            30869.90            28354.90            25489.80
Oct-02                              25552.90            24952.80            24529.30            24071.70            20489.50

TOTAL RETURNS
For the periods ended 04-30-2003

                                                 Annualized          Final Value
                                   6        1        5       10      of a $10,000
                                 Months    Year    Years    Years     Investment
     ----------------------------------------------------------------------------
     CAPITAL APPRECIATION
            Institutional Class   1.90%   -19.19%  -3.41%   10.04%     $26,038
            Retirement Class      1.90    -19.29   -3.63     9.78       25,426
            Investor Class        1.70    -19.52   -3.82     9.57       24,947
     ----------------------------------------------------------------------------
     COMPARATIVE INDICES
            S&P 500               4.48%   -13.31%  -2.43%    9.66%     $25,150
            Russell 1000(R)
             Growth               4.28    -14.35   -5.63     7.89       21,367
     ----------------------------------------------------------------------------

The graph compares a $10,000 investment in the Fund with the performance of the S&P 500 Index and the Russell 1000(R) Growth Index. The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the respective class. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

                                DOMESTIC EQUITY

HARBOR CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2003 (UNAUDITED)

STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investments of 2.0%)

    Paper & Forest Products
                                             0.2
    Commercial Services & Supplies
                                             0.4
    Internet & Catalog Retail
                                             0.5
    Personal Products
                                             0.7
    Health Care Equipment & Supplies
                                             0.9
    Food & Drug Retailing
                                             1.4
    Beverages
                                             1.6
    Banks
                                             1.7
    Household Products
                                             1.7
    Energy Equipment & Services
                                             1.8
    Oil & Gas
                                             1.9
    Aerospace & Defense
                                             2.0
    Wireless Telecommunication Services
                                             2.0
    Industrial Conglomerates
                                             2.3
    Automobiles
                                             2.4
    Hotels Restaurants & Leisure
                                             3.1
    Insurance
                                             4.3
    Software
                                             4.6
    Communications Equipment
                                             4.8
    Specialty Retail
                                             5.0
    Computers & Peripherals
                                             5.7
    Multiline Retail
                                             6.6
    Biotechnology
                                             6.7
    Media
                                             7.0
    Diversified Financials
                                             7.1
    Semiconductor Equipment & Products
                                             10.6
    Pharmaceuticals
                                             11.0

COMMON STOCKS--97.1%
                                                              VALUE
  SHARES                                                      (000S)
----------------------------------------------------------------------
AEROSPACE & DEFENSE--2.0%
 1,097,900    Lockheed Martin Corp. ......................  $   54,950
   572,300    Northrop Grumman Corp. .....................      50,334
                                                            ----------
                                                               105,284
                                                            ----------
AUTOMOBILES--1.5%
 1,685,600    Harley-Davidson Inc. .......................      74,908
                                                            ----------
BANKS--1.7%
 2,495,600    Bank One Corp. .............................      89,966
                                                            ----------
BEVERAGES--1.6%
 1,620,500    Anheuser-Busch Cos. Inc. ...................      80,831
                                                            ----------
BIOTECHNOLOGY--6.7%
 3,014,700    Amgen Inc.*.................................     184,831
 1,332,500    Genentech Inc.*.............................      50,622
 1,179,400    Gilead Sciences Inc. .......................      54,417
 1,525,300    MedImmune Inc.*.............................      53,797
                                                            ----------
                                                               343,667
                                                            ----------
COMMERCIAL SERVICES & SUPPLIES--0.4%
   732,400    Paychex Inc. ...............................      22,807
                                                            ----------
COMMUNICATIONS EQUIPMENT--4.8%
 9,996,900    Cisco Systems Inc.*.........................     150,353
 5,734,600    Nokia Corp. ADR(1)..........................      95,022
                                                            ----------
                                                               245,375
                                                            ----------
COMPUTERS & PERIPHERALS--5.7%
 4,132,900    Dell Computer Corp.*........................     119,482
 5,968,700    Hewlett-Packard Co. ........................      97,290
   927,200    International Business Machines Corp. ......      78,719
                                                            ----------
                                                               295,491
                                                            ----------
DIVERSIFIED FINANCIALS--7.1%
 3,141,700    American Express Co. .......................     118,945
 1,965,266    Citigroup Inc. .............................      77,137
 1,232,100    Goldman Sachs Group Inc. ...................      93,516
 1,924,200    Merrill Lynch & Co. Inc. ...................      78,988
                                                            ----------
                                                               368,586
                                                            ----------
ENERGY EQUIPMENT & SERVICES--1.8%
 2,176,600    Schlumberger Ltd. ..........................      91,265
                                                            ----------
FOOD & DRUG RETAILING--1.4%
 1,349,600    Walgreen Co. ...............................      41,649
   519,000    Whole Foods Market Inc. ....................      30,808
                                                            ----------
                                                                72,457
                                                            ----------
HEALTH CARE EQUIPMENT & SUPPLIES--0.9%
   936,200    Medtronic Inc. .............................      44,694
                                                            ----------
HOTELS RESTAURANTS & LEISURE--3.1%
 1,887,900    Marriott International Inc. Cl. A...........      67,794
 3,936,600    Starbucks Corp.*............................      92,471
                                                            ----------
                                                               160,265
                                                            ----------
HOUSEHOLD PRODUCTS--1.7%
   956,000    Procter & Gamble Co. .......................      85,897
                                                            ----------
INDUSTRIAL CONGLOMERATES--2.3%
   944,500    3M Co. .....................................     119,045
                                                            ----------
INSURANCE--4.3%
 2,511,625    American International Group Inc. ..........     145,549
   938,900    XL Capital Ltd. Cl. A.......................      77,271
                                                            ----------
                                                               222,820
                                                            ----------
INTERNET & CATALOG RETAIL--0.5%
   280,700    eBay Inc.*..................................      26,041
                                                            ----------

                                DOMESTIC EQUITY

HARBOR CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                              VALUE
  SHARES                                                      (000S)
----------------------------------------------------------------------
MEDIA--7.0%
 1,085,500    Clear Channel Communications Inc.*..........  $   42,454
   996,900    New York Times Co. Cl. A....................      46,236
   630,300    Omnicom Group Inc. .........................      39,016
 2,792,100    Univision Communications Inc. CI. A*........      84,545
 3,442,440    Viacom Inc. CI. B*..........................     149,436
                                                            ----------
                                                               361,687
                                                            ----------
MULTILINE RETAIL--6.6%
 2,875,900    Kohls Corp.*................................     163,351
 3,109,200    Wal-Mart Stores Inc. .......................     175,110
                                                            ----------
                                                               338,461
                                                            ----------
OIL & GAS--1.9%
   757,360    Total Fina Elf SA Series B*.................      99,500
                                                            ----------
PAPER & FOREST PRODUCTS--0.2%
   193,200    International Paper Co. ....................       6,907
   107,100    Weyerhaeuser Co. ...........................       5,311
                                                            ----------
                                                                12,218
                                                            ----------
PERSONAL PRODUCTS--0.7%
   362,100    Avon Products Inc. .........................      21,063
   432,000    Gillette Co. ...............................      13,154
                                                            ----------
                                                                34,217
                                                            ----------
PHARMACEUTICALS--11.0%
 2,894,400    Abbott Laboratories.........................     117,599
   827,100    Allergan Inc. ..............................      58,104
 1,246,100    AstraZeneca plc ADR(1)......................      49,682
 1,319,300    Forest Laboratories Inc. ...................      68,234
 2,095,700    Johnson & Johnson...........................     118,114
 3,649,879    Pfizer Inc. ................................     112,234
   971,000    Teva Pharmaceutical Industries Ltd.
                ADR(1)....................................      45,346
                                                            ----------
                                                               569,313
                                                            ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--10.6%
   766,700    Analog Devices Inc.*........................      25,393
 5,146,100    Applied Materials Inc.*.....................      75,133
 6,626,600    Intel Corp. ................................     121,929
 1,499,500    KLA-Tencor Corp.*...........................      61,479
 1,978,300    Novellus Systems Inc.*......................      55,472
 3,057,400    STMicroelectronics NV--Registered...........      62,952
 3,561,000    Texas Instruments Inc. .....................      65,843
 2,845,100    Xilinx Inc.*................................      77,017
                                                            ----------
                                                               545,218
                                                            ----------

COMMON STOCKS--CONTINUED
                                                              VALUE
  SHARES                                                      (000S)
----------------------------------------------------------------------
SOFTWARE--4.6%
 6,372,300    Microsoft Corp.*............................  $  162,940
 2,917,600    SAP AG ADR(1)*..............................      74,428
                                                            ----------
                                                               237,368
                                                            ----------
SPECIALTY RETAIL--5.0%
 2,849,300    Bed Bath & Beyond Inc.*.....................     112,576
 1,367,200    Lowe's Cos. Inc. ...........................      60,006
 2,989,400    Tiffany & Co. ..............................      82,926
                                                            ----------
                                                               255,508
                                                            ----------
WIRELESS TELECOMMUNICATION SERVICES--2.0%
 5,101,100    Vodafone Group plc ADR(1)...................     100,798
                                                            ----------
TOTAL COMMON STOCKS
  (Cost $4,865,421).......................................   5,003,687
                                                            ----------

PREFERRED STOCKS-- 0.9%
  (Cost $56,957)
AUTOMOBILES--0.9%
   126,473    Porsche AG*.................................      46,665
                                                            ----------

SHORT-TERM INVESTMENTS--1.6%
PRINCIPAL
  AMOUNT
  (000S)
----------------------------------------------------------------------
COMMERCIAL PAPER
              American Express Credit Corp. Yrs. 1&2
$   30,207      1.250%--05/01/2003........................      30,207
              General Electric Capital Corp.
    50,000      1.230%--05/01/2003........................      50,000
                                                            ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $80,207)..........................................      80,207
                                                            ----------
TOTAL INVESTMENTS--99.6%
  (Cost $5,002,585).......................................   5,130,559
CASH AND OTHER ASSETS, LESS LIABILITIES--0.4%.............      22,644
                                                            ----------
TOTAL NET ASSETS--100.0%..................................  $5,153,203
                                                            ==========

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR MID CAP GROWTH FUND
MANAGERS' COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
Wall Street Associates
1200 Prospect Street
Suite 100
LaJolla, CA 92037
                                    (PHOTO)
                                WILLIAM JEFFERY
                               Portfolio Manager
                                    (PHOTO)
                                 KENNETH MCCAIN
                               Portfolio Manager
                                    (PHOTO)
                                 DAVID BARATTA
                               Portfolio Manager
INVESTMENT GOAL
Long-term growth of capital.

INSTITUTIONAL CLASS
Fund #: 019
Cusip: 411511876
Ticker: HAMGX
Inception Date: 11-01-2000

RETIREMENT CLASS
Fund #: 219
Cusip: 411511793
Ticker: HRMGX
Inception Date: 11-01-2002

INVESTOR CLASS
Fund #: 419
Cusip: 411511785
Ticker: HIMGX
Inception Date: 11-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

During the six months ended April 30, 2003 stock markets produced some of their more volatile performance in recent history. The rally that began in October 2002 continued into November but was short-lived as stocks declined in December on fears of war and a sagging economy. The broad market posted gains in early January, followed by a mid-quarter sell-off as world events and higher oil prices dampened investors' enthusiasm for equities. Stocks enjoyed a rally late in the quarter when the war began in Iraq and again in April as the combat phase of the war reached a conclusion.

The Harbor Mid Cap Growth Fund returned over 12% and outpaced its benchmark, the Russell Midcap(R) Growth Index, by approximately four percentage points for the six-month period. Stock selection and sector allocation both contributed to the Fund's strong performance relative to the benchmark.

Investments in the health care sector produced the most significant contribution to portfolio returns for the Fund. The strong performance relative to the benchmark was due principally to stock selection, including positions in WebMD, MedImmune, and Gilead Sciences. In all, the Fund's investments in the health care sector gained approximately 19% during the period, compared with a return of approximately 7% for the benchmark's health care sector.

Portfolio holdings in the consumer discretionary sector also added value, gaining approximately 14% during the period. Retailer Abercrombie & Fitch provided the largest contribution to return of any stock in the portfolio. In addition, the Fund's overweighted position in the information technology sector paid off as tech stocks performed well in January and April.

Investments in the industrials sector, where the Fund had an underweighted position, proved to be the largest detractor from both absolute and relative performance. It was the only sector in which the portfolio had a negative return for the period.

Equity markets were extremely volatile during the first quarter of 2003 as investors focused on headline news rather than economic data. With the combat phase of the war completed, investors began to focus on economic news and corporate earnings, leading to a recovery in stock prices. We anticipate that the economy will continue to recover and expect that smaller capitalization growth stocks will lead the recovery and ultimately outperform, as they have done historically during such periods.

The Fund is invested in areas that we believe offer the greatest potential for growth. The portfolio will have a continued emphasis on the technology sector, as these stocks tend to lead the market during periods of recovery. We anticipate that health care also will be a large contributor to returns going forward. Despite the recent strong performance of consumer stocks, we have some concern about the strength of the consumer and have slightly underweighted the sector. Finally, we will continue to overweight the energy sector, which we expect will benefit from a supply/demand imbalance for natural gas.

GROWTH OF A $10,000 INVESTMENT
For the period 11-01-2000 through 04-30-2003
(HARBOR MID CAP GROWTH FUND GRAPH)

                                          MID CAP GROWTH -       MID CAP GROWTH -                             RUSSELL MIDCAP(R)
                                                INST                   RET            MID CAP GROWTH - INV          GROWTH
                                          ----------------       ----------------     --------------------    -----------------
Oct-01                                         5640.00               5628.72                5628.72                5721.88
Oct-02                                         4130.00               4113.50                4113.50                4713.98

TOTAL RETURNS
For the periods ended 04-30-2003

                                                 Annualized
                                                            Life     Final Value
                                    6        1        5      of      of a $10,000
                                  Months    Year    Years   Fund      Investment
     ----------------------------------------------------------------------------
     MID CAP GROWTH
            Institutional Class   12.11%   -19.76%   N/A   -26.57%      $4,630
            Retirement Class      12.11    -19.84    N/A   -26.69        4,612
            Investor Class        12.11    -19.84    N/A   -26.69        4,612
     ----------------------------------------------------------------------------
     COMPARATIVE INDEX
            Russell Midcap(R)
             Growth                8.19%   -16.67%   N/A   -23.61%      $5,100
     ----------------------------------------------------------------------------

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap(R) Growth Index. The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund's adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns, and without these waivers, the returns may have been lower. The waivers may be discontinued at any time without notice. Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the respective class. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

                                DOMESTIC EQUITY

HARBOR MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2003 (UNAUDITED)

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investment of 3.6%)

    Multi-Utilities
                                             0.4
    Airlines
                                             0.7
    Multiline Retail
                                             0.7
    Diversified Financials
                                             1.0
    Pharmaceuticals
                                             1.0
    Auto Components
                                             1.5
    Beverages
                                             1.6
    Aerospace & Defense
                                             1.7
    Computers & Peripherals
                                             1.7
    Commercial Services & Supplies
                                             1.9
    IT Consulting & Services
                                             1.9
    Road & Rail
                                             1.9
    Textiles & Apparel
                                             2.5
    Insurance
                                             2.7
    Software
                                             3.0
    Hotels Restaurants & Leisure
                                             3.2
    Communications Equipment
                                             3.6
    Health Care Providers & Services
                                             4.0
    Electronic Equipment & Instruments
                                             4.5
    Specialty Retail
                                             11.3
    Biotechnology
                                             12.7
    Energy Equipment & Services
                                             15.5
    Semiconductor Equipment & Products
                                             17.4

COMMON STOCKS--96.4%
                                                                VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
 AEROSPACE & DEFENSE--1.7%
  3,400      Alliant Techsystems Inc.*.......................  $   183
                                                               -------
 AIRLINES--0.7%
  5,900      SKYWEST Inc. ...................................       75
                                                               -------
AUTO COMPONENTS--1.5%
  5,400      Gentex Corp.*...................................      163
                                                               -------
BEVERAGES--1.6%
  6,600      Constellation Brands Inc. Cl. A*................      177
                                                               -------
BIOTECHNOLOGY--12.7%
 10,500      Celgene Corp.*..................................      279
  4,800      Cephalon Inc.*..................................      196
  4,800      Genzyme Corp.*..................................      193
  5,900      Gilead Sciences Inc.*...........................      272
  4,600      IDEC Pharmaceuticals Corp.*.....................      151
  8,200      MedImmune Inc.*.................................      289
                                                               -------
                                                                 1,380
                                                               -------
COMMERCIAL SERVICES & SUPPLIES--1.9%
  8,000      Monster Worldwide Inc. .........................      134
  2,300      Paychex Inc. ...................................       72
                                                               -------
                                                                   206
                                                               -------
COMMUNICATIONS EQUIPMENT--3.6%
  5,300      Emulex Corp.*...................................      109
  3,900      Harris Corp. ...................................      111
 10,400      Scientific-Atlanta Inc. ........................      169
                                                               -------
                                                                   389
                                                               -------
COMPUTERS & PERIPHERALS--1.7%
 13,800      Network Appliance Inc.*.........................      183
                                                               -------
DIVERSIFIED FINANCIALS--1.0%
  1,900      iShares Trust...................................      105
                                                               -------
ELECTRONIC EQUIPMENT & INSTRUMENTS--4.5%
 11,700      Agilent Technologies Inc.*......................      187
 17,000      Symbol Technologies Inc. .......................      186
  6,200      Thermo Electron Corp.*..........................      113
                                                               -------
                                                                   486
                                                               -------
ENERGY EQUIPMENT & SERVICES--15.5%
  8,000      BJ Services Co.*................................      292
  6,100      ENSCO International Inc. .......................      155
 13,000      Global Industries Ltd.*.........................       58
 11,800      Grant Prideco Inc.*.............................      135
  5,500      Nabors Industries Inc.*.........................      216
  8,300      National-Oilwell Inc.*..........................      174
  7,900      Patterson-UTI Energy Inc.*......................      261
  7,500      Precision Drilling Corp.*.......................      258
  3,300      Weatherford International Ltd. .................      133
                                                               -------
                                                                 1,682
                                                               -------
HEALTH CARE PROVIDERS & SERVICES--4.0%
  1,600      AdvancePCS*.....................................       48
  9,600      Caremark Rx Inc.*...............................      191
 20,400      WebMD Corp.*....................................      197
                                                               -------
                                                                   436
                                                               -------
HOTELS RESTAURANTS & LEISURE--3.2%
  4,000      Outback Steakhouse Inc. ........................      143
  3,900      Starbucks Corp.*................................       92
  4,100      Wendy's International Inc. .....................      119
                                                               -------
                                                                   354
                                                               -------

                                DOMESTIC EQUITY

HARBOR MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
 INSURANCE--2.7%
  3,500      PartnerRe Ltd. .................................  $   187
  2,100      StanCorp Financial Group Inc. ..................      113
                                                               -------
                                                                   300
                                                               -------
IT CONSULTING & SERVICES--1.9%
  1,200      Affiliated Computer Services Inc. Cl. A.........       57
  4,700      Computer Sciences Corp.*........................      155
                                                               -------
                                                                   212
                                                               -------
MULTILINE RETAIL--0.7%
  3,000      Dollar Tree Stores Inc. ........................       76
                                                               -------
MULTI-UTILITIES--0.4%
  7,500      Calpine Corp.*..................................       40
                                                               -------
PHARMACEUTICALS--1.0%
  3,800      Mylan Laboratories Inc. ........................      107
                                                               -------
ROAD & RAIL--1.9%
 11,500      Swift Transportation Co. Inc.*..................      208
                                                               -------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--17.4%
 23,400      Atmel Corp.*....................................       43
  4,300      Broadcom Corp. Cl. A*...........................       77
 17,600      Cypress Semiconductor Corp.*....................      154
  9,900      Intersil Holding Corp. Cl. A*...................      183
  3,000      KLA-Tencor Corp.*...............................      123
  9,800      Lam Research Corp.*.............................      142
  9,600      LSI Logic Corp.*................................       51
  9,600      Marvell Technology Group Ltd.*..................      222
  1,800      Maxim Integrated Products Inc.*.................       71
 10,100      Micrel Inc.*....................................      118
 10,700      Microchip Technology Inc.*......................      222
  3,900      National Semiconductor Corp.*...................       73
  3,600      Novellus Systems Inc.*..........................      101
  3,800      QLogic Corp.*...................................      167
  5,300      Xilinx Inc.*....................................      144
                                                               -------
                                                                 1,891
                                                               -------
SOFTWARE--3.0%
  2,200      Adobe Systems Inc. .............................       76
  5,800      Autodesk Inc. ..................................       90
  7,700      BEA Systems Inc.*...............................       83
  2,200      Mercury Interactive Corp.*......................       75
                                                               -------
                                                                   324
                                                               -------

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
SPECIALTY RETAIL--11.3%
  9,600      Abercrombie & Fitch Co. Cl. A*..................  $   316
  8,000      Bed Bath & Beyond Inc.*.........................      316
  3,900      Best Buy Co. Inc.*..............................      135
 17,900      Foot Locker Inc.*...............................      197
  5,900      Tiffany & Co. ..................................      164
  4,000      Williams-Sonoma Inc.*...........................      104
                                                               -------
                                                                 1,232
                                                               -------
TEXTILES & APPAREL--2.5%
  6,300      Jones Apparel Group Inc.*.......................      180
  3,100      Reebok International Ltd. ......................       96
                                                               -------
                                                                   276
                                                               -------
TOTAL COMMON STOCKS
  (Cost $10,263).............................................   10,485
                                                               -------

SHORT-TERM INVESTMENT--3.5%
(Cost $383)
PRINCIPAL
AMOUNT
(000S)
----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated April 30, 2003 due May 1, 2003 at
               0.25% collateralized by a U.S. Treasury Bill
               8.00% November 15, 2021, par value of $275
               (repurchase proceeds of $383 when closed on
 $  383        May 1, 2003)                                        383
                                                               -------
TOTAL INVESTMENTS--99.9%
  (Cost $10,646).............................................   10,868
CASH AND OTHER ASSETS, LESS LIABILITIES--0.1%................        7
                                                               -------
TOTAL NET ASSETS--100.0%.....................................  $10,875
                                                               =======

------------

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR SMALL CAP GROWTH FUND
MANAGER'S COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
Westfield Capital Management
  Company LLC
One Financial Center
23rd Floor
Boston, MA 02111
                                    (PHOTO)
                                 WILLIAM MUGGIA
                               Portfolio Manager
INVESTMENT GOAL
Long-term growth of capital.

INSTITUTIONAL CLASS
Fund #: 010
Cusip: 411511868
Ticker: HASGX
Inception Date: 11-01-2000

RETIREMENT CLASS
Fund #: 210
Cusip: 411511769
Ticker: HRSGX
Inception Date: 11-01-2002

INVESTOR CLASS
Fund #: 410
Cusip: 411511777
Ticker: HISGX
Inception Date: 11-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Harbor Small Cap Growth Fund delivered positive returns for the six months ended April 30, 2003, as markets rallied in March and April. The Fund lagged the Russell 2000(R) Growth index for the period but outperformed the index for the latest 12 months and since the Fund's inception.

We continue to feel that the economy will pick up now that geopolitical issues are closer to resolution. For the most part, the companies we have invested in appear to have weathered the prolonged downturn admirably and we are positioning the portfolio for growth. At period end, our analysis indicated that the small cap growth asset class remained substantially undervalued relative to small cap value on a historical basis. We are committed to maintaining a long-term view when reviewing companies, and believe that our efforts to discount short-term volatility have served our investors well.

Our largest weight continued to be in the healthcare sector, representing approximately 22% of the portfolio for the period, about four percentage points above the benchmark weight. This group was down in 2002 but we continue to think that fundamentals do not warrant the selling, particularly given the strong demographics for the group. Celgene was among our best performers in this sector, up approximately 20% over the six-month period.

Industrials made up the next largest weight in the portfolio at 22%, almost eight percentage points above the benchmark weighting. With good performance from names such as Checkfree, Career Education, and Corporate Executive Board, our holdings were up roughly 13% versus almost 5% for the benchmark sector. Armor Holdings was one of the largest disappointments in the group but we feel the company should benefit from the government's increased spending on homeland security.

The consumer discretionary sector made up the next largest component within the portfolio at almost 14%, slightly below the index. Entravision and Extended Stay America detracted from performance as our holdings in this sector slightly lagged those in the benchmark. Extended Stay has since been sold and Entravision was placed under review. We recently added Chico's FAS to the portfolio and feel that management's ability to generate industry-leading sales productivity and profit margins will transfer to its new Pazo brand, which is aimed at a younger demographic than the company's core line.

The technology sector continues to represent our largest underweight at just over 13% versus the index weight of 25%. We are closely following the company fundamentals in technology and are concerned that they will not justify any substantial short-term price increases. Our goal is to selectively add to technology as the economy begins to recover.

We reduced our position in financials during the quarter, resulting in an average weight of almost 14%, slightly below the benchmark. We added Investors Financial Services to the portfolio and feel the company will benefit dramatically from any stabilization in the markets. We continue to be overweighted in the energy sector, which added value in terms of sector allocation. We believe that domestic natural gas assets will command a premium going forward due to a growing imbalance between supply and demand.

GROWTH OF A $10,000 INVESTMENT
For the period 11-01-2000 through 04-30-2003
(HARBOR SMALL CAP GROWTH FUND GRAPH)

                                       SMALL CAP GROWTH -     SMALL CAP GROWTH -     SMALL CAP GROWTH -
                                              INST                   RET                    INV            RUSSELL 2000(R) GROWTH
                                       ------------------     ------------------     ------------------    ----------------------

Oct-01                                       9720.00               9700.56                9700.56                  6849.76
Oct-02                                       8650.00               8615.43                8615.43                  5372.45


TOTAL RETURNS
For the periods ended 04-30-2003

                                                  Annualized           Final Value
                                   6        1           5     Life     of a $10,000
                                 Months    Year       Years of Fund     Investment
     ------------------------------------------------------------------------------
     SMALL CAP GROWTH
            Institutional Class   4.05%   -17.73%      N/A    -4.14%      $9,000
            Retirement Class      4.05    -17.82       N/A    -4.29        8,964
            Investor Class        4.05    -17.82       N/A    -4.29        8,964
     ------------------------------------------------------------------------------
     COMPARATIVE INDEX
            Russell 2000(R)
             Growth               7.68%   -23.50%      N/A   -19.66%      $5,785
     ------------------------------------------------------------------------------

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000(R) Growth Index. The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund's adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns, and without these waivers, the returns may have been lower. The waivers may be discontinued at any time without notice. Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the respective class. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

                                DOMESTIC EQUITY

HARBOR SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2003 (UNAUDITED)

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash, convertible bond and short-term investment of 12.6%)

    Aerospace & Defense
                                             0.9
    Media
                                             0.9
    Electronic Equipment & Instruments
                                             1.0
    Hotels Restaurants & Leisure
                                             1.7
    Oil & Gas
                                             1.9
    Diversified Financials
                                             2.0
    Pharmaceuticals
                                             2.1
    Internet Software & Services
                                             2.7
    Communications Equipment
                                             3.6
    Insurance
                                             4.3
    Energy Equipment & Services
                                             5.2
    Banks
                                             6.1
    Biotechnology
                                             6.7
    Health Care Providers & Services
                                             7.1
    Specialty Retail
                                             7.1
    Semiconductor Equipment & Products
                                             8.2
    Health Care Equipment & Supplies
                                             9.8
    Commercial Services & Supplies
                                             16.1

COMMON STOCKS--87.4%
                                                               VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
 AEROSPACE & DEFENSE--0.9%
 231,300     Armor Holdings Inc.*...........................  $  2,787
                                                              --------
 BANKS--6.1%
 175,300     East West Bancorp Inc. ........................     5,934
 176,800     Southwest Bancorporation of Texas Inc.*........     6,008
 244,800     UCBH Holdings Inc. ............................     6,228
                                                              --------
                                                                18,170
                                                              --------
BIOTECHNOLOGY--6.7%
 221,300     Celgene Corp.*.................................     5,889
 356,200     CV Therapeutics Inc.*..........................     7,117
 205,000     Invitrogen Corp.*..............................     6,703
                                                              --------
                                                                19,709
                                                              --------

COMMON STOCKS--CONTINUED
                                                               VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--16.1%
 125,100     Career Education Corp.*........................  $  7,522
 237,100     CheckFree Corp.*...............................     6,537
 177,000     Corporate Executive Board Co.*.................     7,255
 225,700     NDCHealth Corp. ...............................     4,345
 280,000     Republic Services Inc.*........................     6,009
 100,900     Stericycle Inc.*...............................     3,964
 360,800     Sylvan Learning Systems Inc.*..................     6,328
 166,900     Waste Connections Inc.*........................     5,614
                                                              --------
                                                                47,574
                                                              --------
COMMUNICATIONS EQUIPMENT--3.6%
 254,200     Advanced Fibre Communications Inc.*............     3,889
 694,700     Polycom Inc.*..................................     6,822
                                                              --------
                                                                10,711
                                                              --------
DIVERSIFIED FINANCIALS--2.0%
 264,900     Investors Financial Services Corp. ............     5,777
                                                              --------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.0%
 286,000     PerkinElmer Inc. ..............................     2,837
                                                              --------
ENERGY EQUIPMENT & SERVICES--5.2%
 217,300     Helmerich & Payne Inc. ........................     5,591
 572,000     Superior Energy Services Inc.*.................     5,177
 262,400     W-H Energy Services Inc.*......................     4,723
                                                              --------
                                                                15,491
                                                              --------
HEALTH CARE EQUIPMENT & SUPPLIES--9.8%
 300,000     CTI Molecular Imaging Inc.*....................     5,508
 213,700     Integra LifeSciences Holdings Corp.*...........     5,704
 403,500     Quinton Cardiology Systems Inc.*...............     2,389
 257,700     Wilson Greatbatch Technologies Inc.*...........     8,450
 360,200     Wright Medical Group Inc.*.....................     6,837
                                                              --------
                                                                28,888
                                                              --------
HEALTH CARE PROVIDERS & SERVICES--7.1%
 504,200     Cross Country Inc.*............................     5,713
 283,700     Manor Care Inc.*...............................     5,518
  85,200     Pediatrix Medical Group Inc.*..................     2,715
 396,800     PSS World Medical Inc.*........................     2,385
 268,400     Select Medical Corp.*..........................     4,541
                                                              --------
                                                                20,872
                                                              --------
HOTELS RESTAURANTS & LEISURE--1.7%
 118,500     P.F. Chang's China Bistro Inc.*................     4,965
                                                              --------
INSURANCE--4.3%
 124,200     Philadelphia Consolidated Holding Corp.*.......     4,845
 194,000     Platinum Underwriters Holdings Ltd. ...........     5,131
  61,000     RenaissanceRe Holdings Ltd. ...................     2,702
                                                              --------
                                                                12,678
                                                              --------
INTERNET SOFTWARE & SERVICES--2.7%
 412,200     Digital River Inc.*............................     6,892
 142,300     DoubleClick Inc.*..............................     1,224
                                                              --------
                                                                 8,116
                                                              --------
MEDIA--0.9%
 360,200     Entravision Communications Corp.*..............     2,741
                                                              --------
OIL & GAS--1.9%
 704,300     Chesapeake Energy Corp. .......................     5,677
                                                              --------
 PHARMACEUTICALS--2.1%
 140,300     Trimeris Inc.*.................................     6,228
                                                              --------

                                DOMESTIC EQUITY

HARBOR SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                               VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS--8.2%
 280,300     Lam Research Corp.*............................  $  4,073
 310,600     Power Integrations Inc.*.......................     6,874
 374,600     Semtech Corp.*.................................     5,956
             Varian Semiconductor Equipment Associates
 318,100       Inc.*........................................     7,332
                                                              --------
                                                                24,235
                                                              --------
SPECIALTY RETAIL--7.1%
 204,100     Chico's FAS Inc.*..............................     4,968
 185,100     Cost Plus Inc.*................................     5,688
 214,000     Guitar Center Inc.*............................     4,956
 207,300     Williams-Sonoma Inc.*..........................     5,365
                                                              --------
                                                                20,977
                                                              --------
TOTAL COMMON STOCKS
  (Cost $237,040)...........................................   258,433
                                                              --------

CONVERTIBLE BOND--0.3%
(Cost $769)
PRINCIPAL
 AMOUNT
 (000S)
----------------------------------------------------------------------
             SystemOne Technologies Inc.
 $ 3,029     8.250%--12/31/2005 PIK(1)......................  $    754
                                                              --------

SHORT-TERM INVESTMENT--14.1%
(Cost $41,615)
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                       (000S)
----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated April 30, 2003 due May 1, 2003 at
               0.25% collateralized by a U.S. Treasury Bill
               8.00% November 15, 2021, par value of $32,580
               (repurchase proceeds of $41,615 when closed
 $41,615       on May 1, 2003)..............................  $ 41,615
                                                              --------
TOTAL INVESTMENTS--101.8%
  (Cost $279,424)...........................................   300,802
CASH AND OTHER ASSETS, LESS LIABILITIES--(1.8%).............    (5,168)
                                                              --------
TOTAL NET ASSETS--100.0%....................................  $295,634
                                                              ========

------------

1  PIK--Payment-in-kind security.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR LARGE CAP VALUE FUND
MANAGER'S COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
Armstrong Shaw Associates, Inc.
45 Grove Street
New Canaan, CT 06840
                                    (PHOTO)
                                  JEFFREY SHAW
                               Portfolio Manager
INVESTMENT GOAL
Long-term total return.

INSTITUTIONAL CLASS
Fund #: 013
Cusip: 411511603
Ticker: HAVLX
Inception Date: 12-29-1987

RETIREMENT CLASS
Fund #: 213
Cusip: 411511751
Ticker: HRLVX
Inception Date: 11-01-2002

INVESTOR CLASS
Fund #: 413
Cusip: 411511744
Ticker: HILVX
Inception Date: 11-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Harbor Large Cap Value Fund posted a positive return for the six-month period ended April 30, 2003 but trailed its benchmark, the Russell 1000(R) Value Index. Holdings in the consumer discretionary sector provided the largest positive contribution to returns as well as to Fund performance relative to the benchmark.

Liberty Media and Comcast, our two largest holdings in the consumer discretionary sector, were also the two largest contributors to Fund performance. We believe that Liberty's investments in public companies such as News Corp, USA Interactive, and AOL Time Warner and in privately held concerns such as Discovery Communications, QVC, and Starz trade at a significant discount to their value. Comcast is now the largest cable operator in the United States. Its stock price rose by 30% during the period as investors reacted to better-than-expected subscriber retention efforts and leading broadband penetration statistics. Another important contributor was Cendant, which is rebounding after a difficult 2002. We expect the company to generate strong free cash flow in 2003, which should enable it to continue its de-leveraging process and to repurchase shares.

The single largest detractor from performance was Textron, which during the first quarter of 2003 lowered its guidance for business jet deliveries after a large customer cancelled orders. The company is attempting to offset lower deliveries with furloughs, head count reductions, and further cuts in discretionary spending. However, we trimmed our position in Textron based on the deteriorating fundamentals.

HCA and Oxford Health Plans also were among the worst performing stocks in the portfolio for the six-month period. HCA, the largest hospital management company in the U.S., experienced volume weakness in the first quarter of 2003 due to bad weather, a weak flu season, and increased competition in some of its markets. We anticipate a modest rebound in volume for the balance of 2003 and, as such, have maintained our position. In the wake of the sell off in HCA shares, the company announced a $1.5 billion share repurchase plan, which represented roughly 10% of the outstanding market cap at the time of the announcement. Oxford, an HMO based in the metropolitan New York area, sold off for three main reasons: medical cost trends coming in above expectations, industry-wide concerns over the adequacy of reserve levels, and fears of a terrorist event in New York City, Oxford's largest market. We believe that these concerns will prove to be overdone and that Oxford should rebound strongly.

In March the market successfully retested its lows reached last October and we are hopeful that a market bottom has been reached. Only time will tell. Looking ahead, we expect a muted economic recovery at best and therefore are avoiding highly cyclical names including most technology stocks. We would need to see clearer signs of economic strength before shifting to a more aggressive strategy.

The essence of our decision-making process at Armstrong Shaw is the appraisal of a business's intrinsic value. Our goal is to buy good businesses run by proven, capable managers at prices equal to or less than 70% of their intrinsic value. The current post-bubble, back-to-basics environment should provide a perfect backdrop for these disciplines.

GROWTH OF A $10,000 INVESTMENT
For the period 04-30-1993 through 04-30-2003
(HARBOR LARGE CAP VALUE FUND GRAPH)

                                      LARGE CAP VALUE -
                                             INST           LARGE CAP VALUE - RET   LARGE CAP VALUE - INV   RUSSELL 1000(R) VALUE
                                      -----------------     ---------------------   ---------------------   ---------------------
Oct-93                                     10605.10               10591.90                10582.30                10933.00
Oct-94                                     11114.10               11072.40                11042.50                11017.10
Oct-95                                     13450.30               13366.40                13306.30                13736.00
Oct-96                                     16554.90               16410.50                16307.40                16996.10
Oct-97                                     21700.10               21457.10                21283.80                22636.40
Oct-98                                     23152.00               22835.60                22610.40                25992.30
Oct-99                                     26531.90               26103.90                25799.90                30287.90
Oct-00                                     27346.60               26838.20                26478.00                31958.60
Oct-01                                     26471.30               25914.20                25520.40                28167.60
Oct-02                                     23340.00               22791.80                22405.00                25345.00

TOTAL RETURNS
For the periods ended 04-30-2003

                                                Annualized          Final Value
                                  6        1        5       10      of a $10,000
                                Months    Year    Years    Years     Investment
     ---------------------------------------------------------------------------
     LARGE CAP VALUE
            Institutional
             Class               2.89%   -19.84%  -1.21%    9.16%     $24,016
            Retirement Class     2.89    -19.94   -1.43     8.90       23,452
            Investor Class       2.72    -20.15   -1.63     8.69       23,014
     ---------------------------------------------------------------------------
     COMPARATIVE INDEX
            Russell 1000(R)
             Value               5.25%   -13.01%  -0.49%   10.31%     $26,676
     ---------------------------------------------------------------------------

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000(R) Value Index. The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the respective class. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

                                DOMESTIC EQUITY

HARBOR LARGE CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2003 (UNAUDITED)

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investment of 7.5%)

    Aerospace & Defense
                                             2.0
    Electric Utilities
                                             2.7
    Chemicals
                                             2.8
    Hotels Restaurants & Leisure
                                             2.9
    Household Durables
                                             2.9
    Electrical Equipment
                                             3.4
    Banks
                                             3.5
    Food & Drug Retailing
                                             4.1
    Health Care Providers & Services
                                             4.7
    Industrial Conglomerates
                                             4.8
    Specialty Retail
                                             5.6
    Pharmaceuticals
                                             5.7
    Commercial Services & Supplies
                                             6.9
    Oil & Gas
                                             7.4
    Media
                                             9.0
    Insurance
                                             11.4
    Diversified Financials
                                             12.7

COMMON STOCKS--92.5%
                                                               VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
 AEROSPACE & DEFENSE--2.0%
 138,100     Honeywell International Inc. ..................  $  3,259
                                                              --------
 BANKS--3.5%
 213,321     FleetBoston Financial Corp. ...................     5,657
                                                              --------
CHEMICALS--2.8%
 106,999     E.I. du Pont De Nemours & Co. .................     4,551
                                                              --------
COMMERCIAL SERVICES & SUPPLIES--6.9%
 466,400     Cendant Corp.*.................................     6,660
 131,200     Pitney Bowes Inc. .............................     4,606
                                                              --------
                                                                11,266
                                                              --------

COMMON STOCKS--CONTINUED
                                                               VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
DIVERSIFIED FINANCIALS--12.7%
 139,100     American Express Co. ..........................  $  5,266
 140,012     Citigroup Inc. ................................     5,495
 112,400     Federal Home Loan Mortgage Corp. ..............     6,508
  83,400     Merrill Lynch & Co. Inc. ......................     3,424
                                                              --------
                                                                20,693
                                                              --------
ELECTRIC UTILITIES--2.7%
  82,100     Exelon Corp. ..................................     4,355
                                                              --------
ELECTRICAL EQUIPMENT--3.4%
 109,700     Emerson Electric Co. ..........................     5,562
                                                              --------
FOOD & DRUG RETAILING--4.1%
 189,400     CVS Corp. .....................................     4,585
 122,700     Safeway Inc.*..................................     2,039
                                                              --------
                                                                 6,624
                                                              --------
HEALTH CARE PROVIDERS & SERVICES--4.7%
 120,600     HCA Inc. ......................................     3,871
 128,600     Oxford Health Plans Inc.*......................     3,764
                                                              --------
                                                                 7,635
                                                              --------
HOTELS RESTAURANTS & LEISURE--2.9%
 189,300     Yum! Brands Inc.*..............................     4,676
                                                              --------
HOUSEHOLD DURABLES--2.9%
  86,900     Whirlpool Corp. ...............................     4,648
                                                              --------
INDUSTRIAL CONGLOMERATES--4.8%
 194,800     General Electric Co. ..........................     5,737
  67,700     Textron Inc. ..................................     1,997
                                                              --------
                                                                 7,734
                                                              --------
INSURANCE--11.4%
 136,700     Allstate Corp. ................................     5,166
  82,465     Chubb Corp. ...................................     4,362
 136,800     John Hancock Financial Services Inc. ..........     3,970
 112,200     MGIC Investment Corp. .........................     5,101
                                                              --------
                                                                18,599
                                                              --------
MEDIA--9.0%
 157,000     Comcast Corp. Cl. A*...........................     4,719
  51,400     Gannett Inc. ..................................     3,892
 550,400     Liberty Media Corp. Series A*..................     6,054
                                                              --------
                                                                14,665
                                                              --------
OIL & GAS--7.4%
  50,600     ChevronTexaco Corp. ...........................     3,178
  82,300     Devon Energy Corp. ............................     3,889
 117,300     Kerr-McGee Corp. ..............................     4,940
                                                              --------
                                                                12,007
                                                              --------
PHARMACEUTICALS--5.7%
 118,200     Abbott Laboratories............................     4,802
  76,000     Merck & Co Inc. ...............................     4,422
                                                              --------
                                                                 9,224
                                                              --------
SPECIALTY RETAIL--5.6%
 308,300     Office Depot Inc.*.............................     3,903
 216,300     RadioShack Corp. ..............................     5,129
                                                              --------
                                                                 9,032
                                                              --------
TOTAL COMMON STOCKS
  (Cost $151,705)...........................................   150,187
                                                              --------

                                DOMESTIC EQUITY

HARBOR LARGE CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                               VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------

SHORT-TERM INVESTMENT--8.8%
(Cost $14,363)
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                       (000S)
----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated April 30, 2003 due May 1, 2003 at
               0.25% collateralized by a U.S. Treasury Bill
               8.00% November 15, 2021, par value of $10,260
               (repurchase proceeds of $14,363 when closed
 $14,363       on May 1, 2003)..............................  $ 14,363
                                                              --------
TOTAL INVESTMENTS--101.3%
  (Cost $166,068)...........................................   164,550
CASH AND OTHER ASSETS, LESS LIABILITIES--(1.3%).............    (2,142)
                                                              --------
TOTAL NET ASSETS--100.0%....................................  $162,408
                                                              ========

------------

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR MID CAP VALUE FUND
MANAGERS' COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
Dalton, Greiner, Hartman,
  Maher & Co.
565 Fifth Avenue
Suite 2101
New York, NY 10017
                                    (PHOTO)
                             TIMOTHY G. DALTON, JR.
                               Portfolio Manager
                                    (PHOTO)
                               KENNETH J. GREINER
                               Portfolio Manager
                                    (PHOTO)
                                BRUCE H. GELLER
                               Portfolio Manager
                                    (PHOTO)
                                 PETER A. GULLI
                               Portfolio Manager
INVESTMENT GOAL
Long-term total return.

INSTITUTIONAL CLASS
Fund #: 023
Cusip: 411511835
Ticker: HAMVX
Inception Date: 03-01-2002

RETIREMENT CLASS
Fund #: 223
Cusip: 411511728
Ticker: HRMVX
Inception Date: 11-01-2002

INVESTOR CLASS
Fund #: 423
Cusip: 411511736
Ticker: HIMVX
Inception Date: 11-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Harbor Mid Cap Value Fund lagged its benchmark, the Russell Midcap(R) Value Index, for the six-month period ended April 30, 2003. The Fund had outperformed the index in the fourth calendar quarter of 2002 as it benefited from its exposure to economically sensitive stocks. However, the positive momentum of the economy and equity markets from the fourth quarter stalled in the first quarter of 2003, as uncertainty regarding the war in Iraq took a toll on business and consumer spending. Unfortunately, the momentum that the Fund had carried into the first quarter also stalled. The portfolio produced a positive return in April as markets rallied in the aftermath of the war.

Major detractors from the Fund's performance included Interstate Bakeries and BJ's Wholesale Club, which declined sharply during the six-month period. Both came under pressure as a result of earnings forecasts that were weaker than had been expected. Performance also was hurt by positions in King Pharmaceuticals and Tellabs. Shares of King Pharmaceuticals fell after the company disclosed that the SEC was investigating its Medicaid pricing practices. Uneven spending patterns by major customers caused lower than expected results for Tellabs. We no longer hold Interstate Bakeries or King Pharmaceuticals in the portfolio, since we believe there are others that offer better risk-reward opportunities.

The largest positive contributions to performance were from PACCAR in the industrials sector, Insight Communications in the consumer discretionary sector, and information technology stocks Synopsys and Lattice Semiconductor. These stocks all had upward moves of 27% or greater for the six-month period. Benefiting from a recovery in North American heavy-duty truck production, PACCAR posted better than expected results. Higher rates and strong demand for digital services drove strong results for Insight Communications. Shares of Synopsys and Lattice Semiconductor rose in anticipation of improved spending on advanced semiconductors.

Although the economic outlook is unclear, we believe that sufficient monetary and fiscal stimuli are in place to offset various risks to economic growth. Consequently, we continue to tilt the portfolio toward groups that are more economically sensitive, such as industrial cyclicals and technology. Our biggest underweights relative to the index are in financials and utilities.

We have continued to find attractive opportunities in several sectors, including Jefferson-Pilot in the financials sector and Valassis Communications in the industrials sector, both of which were purchased during the first quarter of 2003. These two companies have many of the characteristics we look for in analyzing stocks for the portfolio: proven management, high profitability, strong free cash flow, solid balance sheets, and attractive valuations.

Although we are disappointed with our results for the six months ended April 30, 2003, we are encouraged by the quality of the companies in the portfolio. In terms of key metrics for valuation, profitability, and financial strength, the portfolio as of April 30, 2003 compares favorably with the stocks represented in the Russell Midcap(R) Value Index.

GROWTH OF A $10,000 INVESTMENT
For the period 03-01-2002 through 04-30-2003
(HARBOR MID CAP VALUE FUND GRAPH)

                                                                                                              RUSSELL MIDCAP(R)
                                        MID CAP VALUE - INST   MID CAP VALUE - RET    MID CAP VALUE - INV           VALUE
                                        --------------------   -------------------    -------------------     -----------------
Mar-02                                        10570.00               10568.20               10568.20               10511.10
May-02                                        10620.00               10614.70               10614.70               10488.30
Jul-02                                         8630.00                8622.80                8622.80                9039.04
Sep-02                                         7860.00                7850.83                7850.83                8221.05
Nov-02                                         9150.00                9137.79                9137.79                9016.36
Jan-03                                         8160.00                8149.12                8149.12                8558.28
Mar-03                                         7910.00                7899.45                7899.45                8445.13

TOTAL RETURNS
For the periods ended 04-30-2003

                                                  Annualized           Final Value
                                   6        1         5       Life     of a $10,000
                                 Months    Year     Years   of Fund     Investment
     ------------------------------------------------------------------------------
     MID CAP VALUE
            Institutional Class   0.12%   -21.84%    N/A     -14.44%      $8,340
            Retirement Class      0.12    -21.92     N/A     -14.53        8,329
            Investor Class        0.12    -21.92     N/A     -14.53        8,329
     ------------------------------------------------------------------------------
     COMPARATIVE INDEX
            Russell Midcap(R)
             Value                7.13%   -13.49%    N/A      -7.88%      $9,087
     ------------------------------------------------------------------------------

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap(R) Value Index. The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund's adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns, and without these waivers, the returns may have been lower. The waivers may be discontinued at any time without notice. Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the respective class. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

                                DOMESTIC EQUITY

HARBOR MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2003 (UNAUDITED)

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investment of 5.7%)

    Hotels Restaurants & Leisure
                                             2.1
    Specialty Retail
                                             2.1
    Leisure Equipment & Products
                                             2.2
    Multiline Retail
                                             2.4
    Electronic Equipment & Instruments
                                             2.5
    Household Durables
                                             2.6
    IT Consulting & Services
                                             2.7
    Paper & Forest Products
                                             2.7
    Communications Equipment
                                             2.8
    Energy Equipment & Services
                                             2.8
    Oil & Gas
                                             2.8
    Food Products
                                             3.0
    Machinery
                                             3.0
    Software
                                             3.1
    Media
                                             3.3
    Diversified Financials
                                             3.4
    Metals & Mining
                                             3.4
    Real Estate
                                             3.6
    Road & Rail
                                             3.6
    Electrical Equipment
                                             3.8
    Health Care Providers & Services
                                             3.8
    Semiconductor Equipment & Products
                                             5.4
    Banks
                                             5.8
    Insurance
                                             6.3
    Electric Utilities
                                             6.9
    Commercial Services & Supplies
                                             8.2

COMMON STOCKS--94.3%
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
 BANKS--5.8%
  6,900      Banknorth Group Inc. ............................  $  165
  9,500      Hibernia Corp. Cl. A.............................     172
                                                                ------
                                                                   337
                                                                ------
COMMERCIAL SERVICES & SUPPLIES--8.2%
  4,700      D&B*.............................................     178
  5,100      Valassis Communications Inc.*....................     136
  8,200      Viad Corp. ......................................     165
                                                                ------
                                                                   479
                                                                ------
COMMUNICATIONS EQUIPMENT--2.8%
 26,500      Tellabs Inc.*....................................     164
                                                                ------
DIVERSIFIED FINANCIALS--3.4%
 14,300      Janus Capital Group Inc. ........................     199
                                                                ------
ELECTRIC UTILITIES--6.9%
  5,900      FirstEnergy Corp. ...............................     199
  3,300      FPL Group Inc. ..................................     201
                                                                ------
                                                                   400
                                                                ------
 ELECTRICAL EQUIPMENT--3.8%
  5,900      Cooper Industries Inc. Cl. A.....................     219
                                                                ------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.5%
  7,800      Jabil Circuit Inc.*..............................     146
                                                                ------
ENERGY EQUIPMENT & SERVICES--2.8%
  6,500      ENSCO International Inc. ........................     165
                                                                ------
FOOD PRODUCTS--3.0%
 21,700      Del Monte Foods Co.*.............................     172
                                                                ------
HEALTH CARE PROVIDERS & SERVICES--3.8%
  8,400      Omnicare Inc. ...................................     223
                                                                ------
HOTELS RESTAURANTS & LEISURE--2.1%
  3,500      Outback Steakhouse Inc. .........................     125
                                                                ------
HOUSEHOLD DURABLES--2.6%
  7,200      Leggett & Platt Inc. ............................     149
                                                                ------
INSURANCE--6.3%
  3,200      Ambac Financial Group Inc. ......................     187
  4,500      Jefferson-Pilot Corp. ...........................     180
                                                                ------
                                                                   367
                                                                ------
IT CONSULTING & SERVICES--2.7%
  7,400      SunGard Data Systems Inc.*.......................     159
                                                                ------
LEISURE EQUIPMENT & PRODUCTS--2.2%
  2,400      Polaris Industries Inc. .........................     127
                                                                ------
MACHINERY--3.0%
  3,050      PACCAR Inc. .....................................     178
                                                                ------
MEDIA--3.3%
 14,100      Insight Communications Co. Inc. Cl. A*...........     194
                                                                ------
METALS & MINING--3.4%
  4,800      Nucor Corp. .....................................     196
                                                                ------
MULTILINE RETAIL--2.4%
  9,800      BJ's Wholesale Club Inc.*........................     138
                                                                ------
OIL & GAS--2.8%
  4,300      EOG Resources Inc. ..............................     161
                                                                ------
PAPER & FOREST PRODUCTS--2.7%
  6,900      Boise Cascade Corp. .............................     158
                                                                ------

                                DOMESTIC EQUITY

HARBOR MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
 REAL ESTATE--3.6%
  5,900      Kimco Realty Corp. ..............................  $  213
                                                                ------
ROAD & RAIL--3.6%
  9,366      Werner Enterprises Inc. .........................     211
                                                                ------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--5.4%
 18,600      Lattice Semiconductor Corp.*.....................     161
  5,600      Novellus Systems Inc.*...........................     157
                                                                ------
                                                                   318
                                                                ------
SOFTWARE--3.1%
  3,700      Synopsys Inc.*...................................     180
                                                                ------
SPECIALTY RETAIL--2.1%
  7,800      Payless ShoeSource Inc.*.........................     124
                                                                ------
TOTAL COMMON STOCKS
  (COST $5,451)...............................................   5,502
                                                                ------

SHORT-TERM INVESTMENT--5.6%
(Cost $328)
PRINCIPAL
AMOUNT                                                          VALUE
(000S)                                                          (000S)
----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated April 30, 2003 due May 1, 2003 at
               0.25% collateralized by a U.S. Treasury Bill
               6.25% August 15, 2023, par value of $285
               (repurchase proceeds of $328 when closed on May
 $  328        1, 2003).......................................  $  328
                                                                ------
TOTAL INVESTMENTS--99.9%
  (Cost $5,779)...............................................   5,830
CASH AND OTHER ASSETS, LESS LIABILITIES--0.1%.................       8
                                                                ------
TOTAL NET ASSETS--100.0%......................................  $5,838
                                                                ======

------------

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR SMALL CAP VALUE FUND
MANAGER'S COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
EARNEST Partners LLC
75 Fourteenth Street
Suite 2300
Atlanta, GA 30309
                                    (PHOTO)
                                 PAUL E. VIERA
                               Portfolio Manager
INVESTMENT GOAL
Long-term total return.

INSTITUTIONAL CLASS
Fund #: 022
Cusip: 411511843
Ticker: HASCX
Inception Date: 12-14-2001

RETIREMENT CLASS
Fund #: 222
Cusip: 411511710
Ticker: HSVRX
Inception Date: 11-01-2002

INVESTOR CLASS
Fund #422
Cusip: 411511694
Ticker: HISVX
Inception Date: 11-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The six months ended April 30, 2003 brought ups and downs throughout the period. The small cap market ended in positive territory but had difficult months in November, December, and January. The improvement toward the end of the six-month period was due in part to greater clarity about the conflict with Iraq, and we believe that improvement will continue with signs of real economic strength.

The Harbor Small Cap Value Fund has outperformed its benchmark, the Russell 2000(R) Value Index, since the inception of the fund in December 2001, although the Fund's performance trailed that of the index for the six-month period. Although it delivered positive results, the Fund lagged the benchmark in the April index rally as many previously underperforming stocks in the broader market bounced back.

Performance of the Harbor Small Cap Value Fund for the six-month period was led by American Tower Corporation, a telecommunications company that executed its plan to generate increased levels of cash from the lease of cellular telecommunications towers. A strong performance by Verity led the Fund's holdings in the information technology sector. Verity posted strong operational results and won several significant contracts during the period. The Fund was underweighted in the sector but significantly outperformed the technology stocks represented in the index.

Harman International and Fred's, both in the consumer discretionary sector, also made major contributions to the Fund's performance. Harman, a manufacturer of stereo equipment, continued to expand its relationships with highly regarded automobile companies such as Mercedes-Benz. Fred's, a rural general merchandise retailer, continued to deliver strong sales in what many considered to be a difficult retail environment.

Cerner Corp. and Pediatrix Medical Group, both in the health care sector, were the most significant detractors from performance. Although Cerner posted lower than expected revenue during the first quarter, the shortfall was due in part to delays in the closing of several contracts; therefore, we believe Cerner should rebound in subsequent quarters. Concerns about a recent management change and antitrust issues caused weakness in Pediatrix shares. However, after reporting strong first quarter results, the stock rose sharply in the following weeks. The health care sector, where the Fund had its largest overweighted position, was also its biggest detractor from performance relative to the index.

As of April 30, 2003 the Fund's largest positions were in the health care, financials, and consumer discretionary sectors. Relative to the benchmark, the portfolio was overweighted in the health care, consumer discretionary, and telecommunications sectors and underweighted in financials, information technology, industrials, materials, utilities, and consumer staples.

Going forward, we expect that interest rates will remain very low and stimulative fiscal policy should positively impact the economy. The Harbor Small Cap Value Fund will continue to use its proven investment philosophy to seek above-average returns.

GROWTH OF A $10,000 INVESTMENT
For the period 12-14-2001 through 04-30-2003
(HARBOR SMALL CAP VALUE FUND GRAPH)

                                      SMALL CAP VALUE -
                                             INST           SMALL CAP VALUE - RET   SMALL CAP VALUE - INV   RUSSELL 2000(R) VALUE
                                      -----------------     ---------------------   ---------------------   ---------------------
Dec-01                                     10730                  10728.2                 10728.2                 10612.3
Feb-02                                     10600                  10594.7                 10594.7                 10818.6
Apr-02                                     11610                  11600.3                 11600.3                 12038.2
Jun-02                                     10700                  10687.5                 10687.5                 11382.3
Aug-02                                      9980                  9965.03                 9965.03                 9648.12
Oct-02                                      9990                  9971.68                 9971.68                  9093.7
Dec-02                                     10200                  10181.3                 10181.3                 9399.82
Feb-03                                      9690                  9672.23                 9672.23                 8828.08
Apr-03                                     10430                  10410.9                 10410.9                 9769.85

TOTAL RETURNS
For the periods ended 04-30-2003

                                                Annualized
                                                             Life     Final Value
                                 6        1           5       of      of a $10,000
                               Months    Year       Years    Fund      Investment
     -----------------------------------------------------------------------------
     SMALL CAP VALUE
            Institutional
             Class              4.40%   -10.16%      N/A      3.11%     $10,430
            Retirement Class    4.40    -10.25       N/A      2.97       10,411
            Investor Class      4.40    -10.25       N/A      2.97       10,411
     -----------------------------------------------------------------------------
     COMPARATIVE INDEX
            Russell 2000(R)
             Value              7.44%   -18.84%      N/A    -1.63%*     $ 9,770
     -----------------------------------------------------------------------------

* For the period December 1, 2001 through April 30, 2003.

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000(R) Value Index. The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund's adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns, and without these waivers, the returns may have been lower. The waivers may be discontinued at any time without notice. Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the respective class. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

                                DOMESTIC EQUITY

HARBOR SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2003 (UNAUDITED)

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investment of 4.4%)

    Aerospace & Defense
                                             0.4
    Textiles & Apparel
                                             0.5
    Personal Products
                                             0.7
    Automobiles
                                             0.8
    Biotechnology
                                             0.8
    Building Products
                                             1.1
    Electric Utilities
                                             1.4
    Gas Utilities
                                             1.5
    Real Estate Investment Trust
                                             2.0
    Software
                                             2.0
    Specialty Retail
                                             2.1
    Media
                                             2.2
    Wireless Telecommunication Services
                                             2.7
    Chemicals
                                             3.0
    Multiline Retail
                                             3.1
    Pharmaceuticals
                                             3.2
    Electronic Equipment & Instruments
                                             3.7
    Oil & Gas
                                             4.2
    Health Care Equipment & Supplies
                                             5.2
    Insurance
                                             5.4
    Hotels Restaurants & Leisure
                                             5.8
    Banks
                                             6.8
    Diversified Financials
                                             8.1
    Commercial Services & Supplies
                                             9.2
    Health Care Providers & Services
                                             9.6
    Household Durables
                                             10.1

COMMON STOCKS--95.6%
                                                                VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
 AEROSPACE & DEFENSE--0.4%
   5,900     Moog Inc. Cl. A.................................  $   188
                                                               -------
 AUTOMOBILES--0.8%
  10,200     Winnebago Industries Inc. ......................      378
                                                               -------
BANKS--6.8%
  21,900     Astoria Financial Corp. ........................      548
  75,100     BankUnited Financial Corp.*.....................    1,419
  22,300     Commerce Bancorp Inc. ..........................      907
  12,900     Hibernia Corp. Cl. A............................      234
                                                               -------
                                                                 3,108
                                                               -------
BIOTECHNOLOGY--0.8%
  41,400     Serologicals Corp. .............................      382
                                                               -------
BUILDING PRODUCTS--1.1%
  31,300     Watsco Inc. ....................................      485
                                                               -------
CHEMICALS--3.0%
  14,100     The Scotts Co. Cl. A*...........................      803
  12,600     Valspar Corp. ..................................      544
                                                               -------
                                                                 1,347
                                                               -------
COMMERCIAL SERVICES & SUPPLIES--9.2%
 130,000     Administaff Inc.*...............................      831
  78,800     Allied Waste Industries Inc.*...................      654
  25,100     Global Payments Inc. ...........................      778
  22,000     Kelly Services Inc. Cl. A.......................      509
  35,700     NDCHealth Corp. ................................      687
  34,300     Republic Services Inc.*.........................      736
                                                               -------
                                                                 4,195
                                                               -------
DIVERSIFIED FINANCIALS--8.1%
  88,200     AmeriCredit Corp.*..............................      599
  31,400     Eaton Vance Corp. ..............................      936
  21,450     Jefferies Group Inc. ...........................      833
  28,200     Raymond James Financial Inc. ...................      809
   4,900     Student Loan Corp. .............................      525
                                                               -------
                                                                 3,702
                                                               -------
ELECTRIC UTILITIES--1.4%
  29,000     PNM Resources Inc. .............................      643
                                                               -------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.7%
  23,000     FLIR Systems Inc.*..............................    1,198
 107,100     Sanmina-SCI Corp. ..............................      514
                                                               -------
                                                                 1,712
                                                               -------
GAS UTILITIES--1.5%
  36,500     ONEOK Inc. .....................................      692
                                                               -------
HEALTH CARE EQUIPMENT & SUPPLIES--5.2%
  34,300     Diagnostic Products Corp. ......................    1,355
  37,600     The Cooper Cos. Inc. ...........................    1,049
                                                               -------
                                                                 2,404
                                                               -------
HEALTH CARE PROVIDERS & SERVICES--9.6%
  20,600     Cerner Corp.*...................................      412
  42,300     Covance Inc.*...................................      750
  20,500     Lincare Holdings Inc.*..........................      623
  31,000     Pediatrix Medical Group Inc.*...................      988
  48,100     Pharmaceutical Product Development Inc.*........    1,259
  26,500     Quintiles Transnational Corp.*..................      372
                                                               -------
                                                                 4,404
                                                               -------

                                DOMESTIC EQUITY

HARBOR SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
 HOTELS RESTAURANTS & LEISURE--5.8%
  32,500     Brinker International Inc.*.....................  $ 1,032
  16,500     CEC Entertainment Inc.*.........................      497
  25,100     Sonic Corp. ....................................      678
  32,800     WMS Industries Inc.*............................      442
                                                               -------
                                                                 2,649
                                                               -------
HOUSEHOLD DURABLES--10.1%
  53,750     D.R. Horton Inc. ...............................    1,274
  22,300     Harman International Industries Inc. ...........    1,485
  39,000     Hovnanian Enterprises Inc. Cl. A*...............    1,552
  11,000     Snap-on Inc. ...................................      323
                                                               -------
                                                                 4,634
                                                               -------
INSURANCE--5.4%
  22,700     Commerce Group Inc. ............................      841
  29,500     Philadelphia Consolidated Holding Corp.*........    1,151
  15,900     Protective Life Corp. ..........................      457
                                                               -------
                                                                 2,449
                                                               -------
MEDIA--2.2%
  93,600     Sinclair Broadcast Group Inc. Cl. A*............      992
                                                               -------
MULTILINE RETAIL--3.1%
  43,550     Fred's Inc. Cl. A...............................    1,413
                                                               -------
OIL & GAS--4.2%
  29,000     Swift Energy Co.*...............................      241
  33,800     Westport Resources Corp. .......................      704
  50,966     XTO Energy Inc. ................................      994
                                                               -------
                                                                 1,939
                                                               -------
PERSONAL PRODUCTS--0.7%
  23,800     Chattem Inc. ...................................      325
                                                               -------
PHARMACEUTICALS--3.2%
  13,900     Barr Laboratories Inc.*.........................      773
  30,900     KV Pharmaceutical Co.*..........................      704
                                                               -------
                                                                 1,477
                                                               -------
REAL ESTATE INVESTMENT TRUST--2.0%
   8,400     Alexandria Real Estate Equities Inc. ...........      355
   8,100     Entertainment Properties Trust..................      218
  10,900     SL Green Realty Corp. ..........................      351
                                                               -------
                                                                   924
                                                               -------

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
SOFTWARE--2.0%
  56,600     Verity Inc.*....................................  $   936
                                                               -------
SPECIALTY RETAIL--2.1%
  52,400     CSK Auto Corp. .................................      537
  24,100     Movie Gallery Inc. .............................      446
                                                               -------
                                                                   983
                                                               -------
TEXTILES & APPAREL--0.5%
  17,200     Phillips-Van Heusen Corp. ......................      228
                                                               -------
WIRELESS TELECOMMUNICATION SERVICES--2.7%
 189,100     American Tower Corp. Cl. A*.....................    1,256
                                                               -------
TOTAL COMMON STOCKS
  (Cost $42,252).............................................   43,845
                                                               -------

SHORT-TERM INVESTMENT--10.5%
(Cost $4,821)
PRINCIPAL
 AMOUNT
 (000S)
----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated April 30, 2003 due May 1, 2003 at
               0.25% collateralized by a U.S. Treasury Bill
               6.25% August 15, 2023, par value of $4,135
               (repurchase proceeds of $4,821 when closed on
 $ 4,821       May 1, 2003)..................................    4,821
                                                               -------
TOTAL INVESTMENTS--106.1%
  (Cost $47,073).............................................   48,666
CASH AND OTHER ASSETS, LESS LIABILITIES--(6.1)%..............   (2,803)
                                                               -------
TOTAL NET ASSETS--100.0%.....................................  $45,863
                                                               =======

------------

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR DOMESTIC EQUITY FUNDS
STATEMENT OF ASSETS AND LIABILITIES--APRIL 30, 2003 (UNAUDITED)

(All amounts in Thousands, except per share amounts)

                                                 HARBOR         HARBOR        HARBOR         HARBOR        HARBOR        HARBOR
                                                CAPITAL         MID CAP      SMALL CAP      LARGE CAP      MID CAP      SMALL CAP
                                              APPRECIATION      GROWTH        GROWTH          VALUE         VALUE         VALUE
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost*..........     $5,002,585       $10,646      $279,424       $166,068       $5,779        $47,073
=================================================================================================================================
Investments, at value.....................     $5,130,559       $10,485      $259,187       $150,187       $5,502        $43,845
Repurchase agreements.....................             --           383        41,615         14,363          328          4,821
Cash......................................             --             1            --              1            1              1
Receivables for:
  Investments sold........................         51,813            72         1,492             --           --             --
  Capital shares sold.....................          7,338            53           771            104           35             76
  Dividends...............................          1,899             1            21             55            3             17
  Interest................................              3            --            83             --           --             --
Withholding tax receivable................            262            --            --             --           --             --
Other assets..............................            316            --            52             50           --             --
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS........................      5,192,190        10,995       303,221        164,760        5,869         48,760
LIABILITIES
Payables for:
  Investments purchased...................         31,782            86         6,801          1,927           --          2,789
  Capital shares reacquired...............          4,297            21           526            317           24             55
Accrued expenses:
  Management fees.........................          2,413             4           224             80            2             16
  12b-1 fees..............................              1            --             1             --           --             --
  Trustees' fees..........................             13            --            --             --           --             --
  Transfer agent fees.....................            409             3            30             10            1              3
  Other...................................             72             6             5             18            4             34
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES...................         38,987           120         7,587          2,352           31          2,897
NET ASSETS................................     $5,153,203       $10,875      $295,634       $162,408       $5,838        $45,863
=================================================================================================================================
NET ASSETS CONSIST OF:
  Paid-in capital.........................     $8,421,970       $17,615      $383,381       $191,153       $6,638        $44,412
  Undistributed/(overdistributed) net
    investment income.....................          8,225           (52)         (659)           276            6            (60)
  Accumulated net realized gain/(loss)....     (3,404,976)       (6,910)     (108,466)       (27,503)        (857)           (82)
  Unrealized appreciation/(depreciation)
    of investments........................        127,984           222        21,378         (1,518)          51          1,593
---------------------------------------------------------------------------------------------------------------------------------
                                               $5,153,203       $10,875      $295,634       $162,408       $5,838        $45,863
=================================================================================================================================
NET ASSET VALUE PER SHARE BY CLASS(1):
INSTITUTIONAL CLASS
Net assets................................     $5,146,041       $10,804      $286,459       $162,161       $5,831        $45,619
Shares of beneficial interest.............        240,475         2,335        31,824         13,887          698          4,374
Net asset value per share.................     $    21.40       $  4.63      $   9.00       $  11.68       $ 8.35        $ 10.43
RETIREMENT CLASS
Net assets................................     $       18       $    --      $     --       $     --       $   --        $    --
Shares of beneficial interest.............              1            --            --             --           --             --
Net asset value per share.................     $    21.40       $  4.63      $   9.00       $  11.68       $ 8.35        $ 10.43
INVESTOR CLASS
Net assets................................     $    7,144       $    71      $  9,175       $    247       $    7        $   244
Shares of beneficial interest.............            334            15         1,020             22            1             23
Net asset value per share.................     $    21.37       $  4.63      $   9.00       $  11.67       $ 8.35        $ 10.43

------------

*  Including repurchase agreements and short-term investments.

1 Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR DOMESTIC EQUITY FUNDS
STATEMENT OF OPERATIONS--SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)

(All amounts in Thousands)

                                                 HARBOR         HARBOR        HARBOR         HARBOR        HARBOR        HARBOR
                                                CAPITAL         MID CAP      SMALL CAP      LARGE CAP      MID CAP      SMALL CAP
                                              APPRECIATION      GROWTH        GROWTH          VALUE         VALUE         VALUE
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.............................       $  26,074        $     8      $    150        $ 1,298        $  38        $   86
  Interest..............................             482              1           153             10           --             4
  Foreign taxes withheld................            (826)            --            --             --           --            --
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...............          25,730              9           303          1,308           38            90
OPERATING EXPENSES:
  Management fees.......................          14,816             38           757            437           20            95
  12b-1 fees:
     Retirement Class...................              --             --            --             --           --            --
     Investor Class.....................               5             --             2             --           --            --
  Shareholder communications............             366              2            41             13            1             4
  Custodian fees........................             116             38            25             19           26            63
  Transfer agent fees:
     Institutional Class................           1,858              4            77             55            3            20
     Retirement Class...................              --             --            --             --           --            --
     Investor Class.....................               5             --             3             --           --            --
  Professional fees.....................             182             --            78              5           --             1
  Trustees' fees and expenses...........              49             --             2              2           --            --
  Registration fees.....................              62             17            49             40           22            21
  Miscellaneous.........................              50              5             6              6            6             3
---------------------------------------------------------------------------------------------------------------------------------
     Total operating expenses...........          17,509            104         1,040            577           78           207
  Management fees waived................              --            (10)           --             --           (5)          (26)
  Other expenses waived.................              --            (33)          (78)            --          (41)          (31)
---------------------------------------------------------------------------------------------------------------------------------
  Net operating expenses................          17,509             61           962            577           32           150
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)............           8,221            (52)         (659)           731            6           (60)
REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENT TRANSACTIONS:
  Net realized gain/(loss) on:
     Investments........................        (338,241)        (1,760)      (99,250)        (3,672)        (543)          169
     Foreign currency transactions......             (83)            --            --             --           --            --
  Change in net unrealized
     appreciation/(depreciation) of:
     Investments........................         423,033          2,900        24,621          7,311          539         1,702
     Translation of assets and
       liabilities in foreign
       currencies.......................               9             --            --             --           --            --
---------------------------------------------------------------------------------------------------------------------------------
  Net gain/(loss) on investment
     transactions.......................          84,718          1,140       (74,629)         3,639           (4)        1,871
---------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS..........       $  92,939        $ 1,088      $(75,288)       $ 4,370        $   2        $1,811
=================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR DOMESTIC EQUITY FUNDS
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in Thousands)

                                                                          HARBOR                           HARBOR
                                                                   CAPITAL APPRECIATION                MID CAP GROWTH
                                                                --------------------------       --------------------------
                                                                NOVEMBER 1,    NOVEMBER 1,       NOVEMBER 1,    NOVEMBER 1,
                                                                   2002           2001              2002           2001
                                                                  THROUGH        THROUGH           THROUGH        THROUGH
                                                                 APRIL 30,     OCTOBER 31,        APRIL 30,     OCTOBER 31,
                                                                   2003           2002              2003           2002
---------------------------------------------------------------------------------------------------------------------------
                                                                (UNAUDITED)                      (UNAUDITED)
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................    $    8,221     $     9,555         $   (52)       $  (120)
  Net realized gain/(loss) on investments, foreign currency
     transactions and swap agreements.......................      (338,324)     (1,154,037)         (1,760)        (2,902)
  Net unrealized appreciation/(depreciation) of
     investments............................................       423,042        (171,944)          2,900           (455)
---------------------------------------------------------------------------------------------------------------------------
     NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
       OPERATIONS...........................................        92,939      (1,316,426)          1,088         (3,477)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
     Institutional Class....................................        (8,941)         (9,070)             --             --
     Retirement Class(1)....................................            --              --              --             --
     Investor Class(1)......................................            (5)             --              --             --
  Net realized gain on investments
     Institutional Class....................................            --              --              --             --
     Retirement Class(1)....................................            --              --              --             --
     Investor Class(1)......................................            --              --              --             --
---------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS....................        (8,946)         (9,070)             --             --
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ACQUIRED FROM FUND MERGERS(2)....................            --              --              --             --
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS
  (NOTE 5)..................................................        13,718         360,889             813          2,699
---------------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease) in net assets.....................        97,711        (964,607)          1,901           (778)
NET ASSETS:
  Beginning of period.......................................     5,055,492       6,020,099           8,974          9,752
---------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD*............................................    $5,153,203     $ 5,055,492         $10,875        $ 8,974
===========================================================================================================================
* Includes undistributed/(over-distributed) net investment
  income of:................................................    $    8,225     $     8,950         $   (52)       $    --

------------

1  Commenced operations November 1, 2002.

2 After the close of business on October 31, 2002, the former Harbor Small Cap Growth Fund was merged with and into Harbor Growth Fund. The accounting survivor of the merger is the former Harbor Small Cap Growth Fund. Effective November 1, 2002, Harbor Growth Fund changed its name to Harbor Small Cap Growth Fund.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

              HARBOR                       HARBOR                       HARBOR                       HARBOR
         SMALL CAP GROWTH             LARGE CAP VALUE               MID CAP VALUE                SMALL CAP VALUE
    --------------------------   --------------------------   --------------------------   ---------------------------
    NOVEMBER 1,    NOVEMBER 1,   NOVEMBER 1,    NOVEMBER 1,   NOVEMBER 1,     MARCH 1,     NOVEMBER 1,    DECEMBER 14,
       2002           2001          2002           2001          2002           2002          2002            2001
      THROUGH        THROUGH       THROUGH        THROUGH       THROUGH        THROUGH       THROUGH        THROUGH
     APRIL 30,     OCTOBER 31,    APRIL 30,     OCTOBER 31,    APRIL 30,     OCTOBER 31,    APRIL 30,     OCTOBER 31,
       2003           2002          2003           2002          2003           2002          2003            2002
----------------------------------------------------------------------------------------------------------------------
    (UNAUDITED)                  (UNAUDITED)                  (UNAUDITED)                  (UNAUDITED)
     $   (659)      $   (365)     $    731       $  1,161       $     6        $   (6)       $   (60)       $   (29)
      (99,250)        (8,606)       (3,672)       (10,349)         (543)         (314)           169           (251)
       24,621         (3,298)        7,311        (13,779)          539          (488)         1,702           (109)
----------------------------------------------------------------------------------------------------------------------
      (75,288)       (12,269)        4,370        (22,967)            2          (808)         1,811           (389)
----------------------------------------------------------------------------------------------------------------------
           --             --          (976)          (570)           --            --             --             --
           --             --            --             --            --            --             --             --
           --             --            --             --            --            --             --             --
           --             --            --             --            --            --             --             --
           --             --            --             --            --            --             --             --
           --             --            --             --            --            --             --             --
----------------------------------------------------------------------------------------------------------------------
           --             --          (976)          (570)           --            --             --             --
----------------------------------------------------------------------------------------------------------------------
       65,746             --            --             --            --            --             --             --
----------------------------------------------------------------------------------------------------------------------
      201,225         98,903        16,951         35,571           969         5,675         29,146         15,295
----------------------------------------------------------------------------------------------------------------------
      191,683         86,634        20,345         12,034           971         4,867         30,957         14,906
      103,951         17,317       142,063        130,029         4,867            --         14,906             --
----------------------------------------------------------------------------------------------------------------------
     $295,634       $103,951      $162,408       $142,063       $ 5,838        $4,867        $45,863        $14,906
======================================================================================================================
     $   (659)      $     --      $    276       $    521       $     6        $   --        $   (60)       $    --

                                DOMESTIC EQUITY

HARBOR DOMESTIC EQUITY FUNDS FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                                        INCOME FROM INVESTMENT OPERATIONS
                                                                   -------------------------------------------
                                                                                         NET REALIZED AND
                                                      NET ASSET                     UNREALIZED GAINS/(LOSSES)
                                                        VALUE           NET              ON INVESTMENTS,          TOTAL FROM
                                                      BEGINNING     INVESTMENT         SWAP AGREEMENTS AND        INVESTMENT
YEAR/PERIOD ENDED                                     OF PERIOD    INCOME/(LOSS)    FOREIGN CURRENCY CONTRACTS    OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
HARBOR CAPITAL APPRECIATION FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)......................     $21.04          $ .04                 $   .36                $   .40
  October 31, 2002................................      26.40            .04                   (5.36)                 (5.32)
  October 31, 2001................................      48.16            .04                  (15.63)                (15.59)
  October 31, 2000................................      46.92             --                    5.84                   5.84
  October 31, 1999................................      33.51           (.02)                  15.78                  15.76
  October 31, 1998................................      34.01            .07                    4.35                   4.42
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(1)...................     $21.04          $ .04                 $   .36                $   .40
INVESTOR CLASS
  April 30, 2003 (Unaudited)(1)...................     $21.04          $ .01                 $   .35                $   .36
-----------------------------------------------------------------------------------------------------------------------------
HARBOR MID CAP GROWTH FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)......................     $ 4.14          $(.02)(c)             $   .51                $   .49
  October 31, 2002................................       5.64           (.06)(c)               (1.44)                 (1.50)
  October 31, 2001(2).............................      10.00             --                   (4.36)                 (4.36)
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(1)...................     $ 4.14          $  --                 $   .49                $   .49
INVESTOR CLASS
  April 30, 2003 (Unaudited)(1)...................     $ 4.14          $(.01)(c)             $   .50                $   .49
-----------------------------------------------------------------------------------------------------------------------------
HARBOR SMALL CAP GROWTH FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)......................     $ 8.65          $(.02)(c)             $   .37                $   .35
  October 31, 2002(3).............................       9.72           (.03)(c)               (1.04)                 (1.07)
  October 31, 2001(2).............................      10.00             --                    (.28)                  (.28)
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(1)...................     $ 8.65          $  --                 $   .35                $   .35
INVESTOR CLASS
  April 30, 2003 (Unaudited)(1)...................     $ 8.65          $(.01)(c)             $   .36                $   .35
-----------------------------------------------------------------------------------------------------------------------------


                                                          LESS DISTRIBUTIONS
                                                    ------------------------------
                                                    DIVIDENDS      DISTRIBUTIONS
                                                     FROM NET         FROM NET
                                                    INVESTMENT        REALIZED
YEAR/PERIOD ENDED                                     INCOME      CAPITAL GAINS(7)
HARBOR CAPITAL APPRECIATION FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)......................    $(.04)           $   --
  October 31, 2002................................     (.04)               --
  October 31, 2001................................       --             (6.17)
  October 31, 2000................................       --             (4.60)
  October 31, 1999................................     (.07)            (2.28)
  October 31, 1998................................     (.07)            (4.85)
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(1)...................    $(.04)           $   --
INVESTOR CLASS
  April 30, 2003 (Unaudited)(1)...................    $(.03)           $   --
---------------------------------------------------------------------------------------------------
HARBOR MID CAP GROWTH FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)......................    $  --            $   --
  October 31, 2002................................       --                --
  October 31, 2001(2).............................       --                --
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(1)...................    $  --            $   --
INVESTOR CLASS
  April 30, 2003 (Unaudited)(1)...................    $  --            $   --
---------------------------------------------------------------------------------------------------------------------
HARBOR SMALL CAP GROWTH FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)......................    $  --            $   --
  October 31, 2002(3).............................       --                --
  October 31, 2001(2).............................       --                --
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(1)...................    $  --            $   --
INVESTOR CLASS
  April 30, 2003 (Unaudited)(1)...................    $  --            $   --
-----------------------------------------------------------------------------------------------------------------------------

See page 30 for notes to the Domestic Equity Funds Financial Highlights.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY


                                                                                                   RATIO OF         RATIO OF
                                                                         RATIO OF                 OPERATING        OPERATING
                                                                         OPERATING               EXPENSES NOT     EXPENSES NET
                      NET ASSET                       NET ASSETS        EXPENSES TO               IMPOSED TO     OF ALL OFFSETS
        TOTAL           VALUE        TOTAL           END OF PERIOD        AVERAGE                  AVERAGE         TO AVERAGE
    DISTRIBUTIONS   END OF PERIOD   RETURN              (000S)       NET ASSETS (%)(8)          NET ASSETS (%)   NET ASSETS (%)
-------------------------------------------------------------------------------------------------------------------------------

       $ (.04)         $21.40         1.90%(b)        $5,146,041              .71%(a)                  --%             .71%(a)
         (.04)          21.04       (20.20)            5,055,492              .69                      --              .69
        (6.17)          26.40       (35.23)            6,020,099              .66                      --              .66
        (4.60)          48.16        12.26             9,100,317              .64                      --              .64
        (2.35)          46.92        48.59             6,484,801              .66                      --              .66
        (4.92)          33.51        15.72             3,833,598              .68                      --              .68
       $ (.04)         $21.40         1.90%(b)        $       18              .96%(a)                  --%             .96%(a)
       $ (.03)         $21.37         1.70%(b)        $    7,144             1.14%(a)                  --%            1.14%(a)
-------------------------------------------------------------------------------------------------------------------------------
       $   --          $ 4.63        12.11%(b,d)      $   10,804             1.20%(a,c)               .84%(a)         1.20%(a,c)
           --            4.14       (26.77)(d)             8,974             1.20(c)                  .31             1.20(c)
           --            5.64       (43.60)(d)             9,752             1.20(c)                  .53             1.20(c)
       $   --          $ 4.63        12.11%(b,d)      $       --             1.40%(a,c)               .89%(a)         1.40%(a,c)
       $   --          $ 4.63        12.11%(b,d)      $       71             1.40%(a,c)              1.07%(a)         1.40%(a,c)
-------------------------------------------------------------------------------------------------------------------------------
       $   --          $ 9.00         4.05%(b,d)      $  286,459              .95%(a,c)               .08%(a)          .95%(a,c)
           --            8.65       (11.01)(d)           103,951              .95(c)                  .08              .95(c)
           --            9.72        (2.80)(d)            17,317             1.20(c)                  .63             1.20(c)
       $   --          $ 9.00         4.05%(b,d)      $       --             1.20%(a,c)               .08%(a)         1.20%(a,c)
       $   --          $ 9.00         4.05%(b,d)      $    9,175             1.38%(a,c)               .08%(a)         1.38%(a,c)
-------------------------------------------------------------------------------------------------------------------------------


         RATIO OF           RATIO OF
     INTEREST/DIVIDEND   NET INVESTMENT
        EXPENSE TO       INCOME/(LOSS)
          AVERAGE          TO AVERAGE             PORTFOLIO
      NET ASSETS (%)     NET ASSETS (%)          TURNOVER (%)
             --%                .33%(a)               31%(b)
            .01(f)              .16                   76
             --                 .15                   89
             --                (.07)                  86
             --                (.05)                  68
             --                 .24                   70
             --%                 --%                  31%(b)
             --%               (.12)%(a)              31%(b)
--------------------------------------------------------------------------
             --%              (1.01)%(a,c)            51%(b)
             --               (1.11)(c)               70
             --                (.92)(c)               61
             --%                 --%                  51%(b)
             --%              (1.23)%(a,c)            51%(b)
----------------------------------------------------------------------------------------
             --%               (.64)%(a,c)            29%(b)
             --                (.71)(c)               50
             --                (.67)(c)               56
             --%                 --%                  29%(b)
             --%               (.99)%(a,c)            29%(b)
------------------------------------------------------------------------------------------------------

                                DOMESTIC EQUITY

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                                        INCOME FROM INVESTMENT OPERATIONS
                                                                   -------------------------------------------
                                                                                         NET REALIZED AND
                                                      NET ASSET                     UNREALIZED GAINS/(LOSSES)
                                                        VALUE           NET              ON INVESTMENTS,          TOTAL FROM
                                                      BEGINNING     INVESTMENT         SWAP AGREEMENTS AND        INVESTMENT
YEAR/PERIOD ENDED                                     OF PERIOD    INCOME/(LOSS)    FOREIGN CURRENCY CONTRACTS    OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
HARBOR LARGE CAP VALUE FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)......................     $11.43          $ .06                 $   .27                $   .33
  October 31, 2002................................      13.01            .10                   (1.63)                 (1.53)
  October 31, 2001(4).............................      13.88            .24                    (.68)                  (.44)
  October 31, 2000................................      15.40            .27                     .08                    .35
  October 31, 1999................................      15.21            .27                    1.80                   2.07
  October 31, 1998................................      18.17            .27                     .79                   1.06
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(1)...................     $11.43          $ .08                 $   .25                $   .33
INVESTOR CLASS
  April 30, 2003 (Unaudited)(1)...................     $11.43          $ .06                 $   .25                $   .31
-----------------------------------------------------------------------------------------------------------------------------
HARBOR MID CAP VALUE FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)......................     $ 8.33          $  --                 $   .02                $   .02
  October 31, 2002(5).............................      10.00             --                   (1.67)                 (1.67)
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(1)...................     $ 8.33          $  --                 $   .02                $   .02
INVESTOR CLASS
  April 30, 2003 (Unaudited)(1)...................     $ 8.33          $  --                 $   .02                $   .02
-----------------------------------------------------------------------------------------------------------------------------
HARBOR SMALL CAP VALUE FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)......................     $ 9.99          $(.01)(c)             $   .45                $   .44
  October 31, 2002(6).............................      10.00           (.02)(c)                 .01                   (.01)
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(1)...................     $ 9.99          $  --                 $   .44                $   .44
INVESTOR CLASS
  April 30, 2003 (Unaudited)(1)...................     $ 9.99          $(.02)(c)             $   .46                $   .44
-----------------------------------------------------------------------------------------------------------------------------


                                                          LESS DISTRIBUTIONS
                                                    ------------------------------
                                                    DIVIDENDS      DISTRIBUTIONS
                                                     FROM NET         FROM NET
                                                    INVESTMENT        REALIZED
YEAR/PERIOD ENDED                                     INCOME      CAPITAL GAINS(7)
-----------------------------------------------------------------------------------------------------------------------------
HARBOR LARGE CAP VALUE FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)......................    $(.08)           $   --
  October 31, 2002................................     (.05)               --
  October 31, 2001(4).............................     (.24)             (.19)
  October 31, 2000................................     (.30)            (1.57)
  October 31, 1999................................     (.25)            (1.63)
  October 31, 1998................................     (.28)            (3.74)
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(1)...................    $(.08)           $   --
INVESTOR CLASS
  April 30, 2003 (Unaudited)(1)...................    $(.07)           $   --
-----------------------------------------------------------------------------------------------------------------------------
HARBOR MID CAP VALUE FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)......................    $  --            $   --
  October 31, 2002(5).............................       --                --
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(1)...................    $  --            $   --
INVESTOR CLASS
  April 30, 2003 (Unaudited)(1)...................    $  --            $   --
-----------------------------------------------------------------------------------------------------------------------------
HARBOR SMALL CAP VALUE FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)......................    $  --            $   --
  October 31, 2002(6).............................       --                --
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(1)...................    $  --            $   --
INVESTOR CLASS
  April 30, 2003 (Unaudited)(1)...................    $  --            $   --
-----------------------------------------------------------------------------------------------------------------------------

1  Commenced operations on November 1, 2002.

2  Commenced operations on November 1, 2000.

3 After the close of business on October 31, 2002, the former Harbor Small Cap Growth Fund was merged with and into Harbor Growth Fund. The accounting survivor of the merger is the former Harbor Small Cap Growth Fund. Effective November 1, 2002, Harbor Growth Fund changed its name to Harbor Small Cap Growth Fund.

4 Effective September 30, 2001, Harbor Value Fund changed its name to Harbor Large Cap Value Fund and appointed Armstrong Shaw Associates, Inc. as its subadviser.

5  Commenced operations on March 1, 2002.

6  Commenced operations on December 14, 2001.

7  Includes both short-term and long-term capital gains.

8  Percentage does not reflect reduction for credit balance arrangements (see
   Note 4 to financial statements).

a  Annualized.

b  Unannualized.

c Reflects the Adviser's waiver of a portion of its management fees and other operating expenses.

d The total returns would have been lower had certain expenses not been waived during the periods shown.

e  Dividend expense from investments sold short.

f  Interest expense for swap agreements.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY


                                                                                                   RATIO OF          RATIO OF
                                                                         RATIO OF                  OPERATING        OPERATING
                                                                         OPERATING               EXPENSES NOT      EXPENSES NET
                      NET ASSET                       NET ASSETS        EXPENSES TO               IMPOSED TO      OF ALL OFFSETS
        TOTAL       VALUE END OF     TOTAL           END OF PERIOD        AVERAGE                   AVERAGE         TO AVERAGE
    DISTRIBUTIONS      PERIOD       RETURN              (000S)       NET ASSETS (%)(8)          NET ASSETS (%)    NET ASSETS (%)
--------------------------------------------------------------------------------------------------------------------------------

       $ (.08)         $11.68         2.89%(b)         $162,161               .79%(a)                  --%              .79%(a)
         (.05)          11.43       (11.83)             142,063               .77                      --               .77
         (.43)          13.01        (3.20)             130,029               .77                      --               .77
        (1.87)          13.88         3.07              147,615               .80                      --               .80
        (1.88)          15.40        14.60              157,382               .76                      --               .76
        (4.02)          15.21         6.69              170,468               .79                      --               .79
       $ (.08)         $11.68         2.89%(b)         $     --              1.04%(a)                  --%             1.04%(a)
       $ (.07)         $11.67         2.72%(b)         $    247              1.22%(a)                  --%             1.22%(a)
--------------------------------------------------------------------------------------------------------------------------------
       $   --          $ 8.35          .12%(b,d)       $  5,831              1.20%(a,c)              1.73%(a)          1.20%(a,c)
           --            8.33       (16.70)(b,d)          4,867              1.20(a,c)               1.93(a)           1.20(a,c)
       $   --          $ 8.35          .12%(b,d)       $     --              1.40%(a,c)              1.78%(a)          1.40%(a,c)
       $   --          $ 8.35          .12%(b,d)       $      7              1.40%(a,c)              1.96%(a)          1.40%(a,c)
--------------------------------------------------------------------------------------------------------------------------------
       $   --          $10.43         4.40%(b,d)       $ 45,619              1.20%(a,c)               .45%(a)          1.20%(a,c)
           --            9.99         (.10)(b,d)         14,906              1.20(a,c)                .90(a)           1.20(a,c)
       $   --          $10.43         4.40%(b,d)       $     --              1.40%(a,c)               .50%(a)          1.40%(a,c)
       $   --          $10.43         4.40%(b,d)       $    244              1.40%(a,c)               .68%(a)          1.40%(a,c)
--------------------------------------------------------------------------------------------------------------------------------


         RATIO OF         RATIO OF NET
     INTEREST/DIVIDEND     INVESTMENT
        EXPENSE TO       INCOME/(LOSS)
          AVERAGE          TO AVERAGE             PORTFOLIO
      NET ASSETS (%)     NET ASSETS (%)          TURNOVER (%)
             --%              1.00%(a)                 9%(b)
             --                .75                    35
         .14(e)               1.64                   194
         .16(e)               2.05                   106
             --               1.65                   110
             --               1.67                   114
             --%                --%                    9%(b)
             --%               .27%(a)                 9%(b)
--------------------------------------------------------------------------
             --%               .24%(a,c)              32%(b)
             --               (.22)(a,c)              41(b)
             --%                --%                   32%(b)
             --%               .06%(a,c)              32%(b)
----------------------------------------------------------------------------------------
             --%              (.48)%(a,c)              6%(b)
             --               (.46)(a,c)              20(b)
             --%                --%                    6%(b)
             --%              (.67)%(a,c)              6%(b)
------------------------------------------------------------------------------------------------------

                                DOMESTIC EQUITY

HARBOR INTERNATIONAL FUND
MANAGER'S COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
Northern Cross Investments
  Limited
Clarendon House
2 Church Street
Hamilton, Bermuda HMDX
                                    (PHOTO)
                                HAKAN CASTEGREN
                               Portfolio Manager
INVESTMENT GOAL
Long-term total return, principally from growth of capital.

INSTITUTIONAL CLASS
Fund #: 011
Cusip: 411511306
Ticker: HAINX
Inception Date: 12-29-1987

RETIREMENT CLASS
Fund #: 211
Cusip: 411511652
Ticker: HRINX
Inception Date: 11-01-2002

INVESTOR CLASS
Fund #: 411
Cusip: 411511645
Ticker: HIINX
Inception Date: 11-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

International equity markets were extremely volatile during the six-month period ended April 30, 2003. The Harbor International Fund, with its portfolio of quality names and solid business franchises, was able to weather the storm and achieve positive results. With a strong rebound in April, the Fund had returns of over 4% for the six-month period. The Fund outperformed its benchmark, the EAFE index, by more than two percentage points. We also continued to outperform the index by significant margins for the latest 12-month, five-year, and 10-year periods.

The EAFE Index rose by more than 4% in November and then suffered four straight months of negative returns before rising by nearly 10% in April. The Harbor International Fund followed a similar pattern but outpaced the index in four of the six months, including a gain of more than 10.5% in April. The upward move in April mirrored a broad-based equity rally as investors increased their focus on economic fundamentals in the aftermath of the war in Iraq.

Foreign currencies rose in value against the U.S. dollar, which contributed significantly to the performance of both the Fund and the index. For example, the value of the Euro rose by nearly 13% during the six-month period. Foreign currency effects contributed more than eight percentage points to the performance of the Fund and more than six percentage points to that of the EAFE Index for the period.

The single largest contributor to Fund performance was French tire manufacturer Michelin. Michelin shares rose as investors reacted to falling prices of crude oil, a key raw material for its manufacturing process. Another important contributor was IntesaBci SpA, a leading Italian bank, where management's cost-cutting and restructuring programs gained increased visibility with investors.

Novo Nordisk and Saint-Gobain also made important contributions to performance. A major pharmaceutical company based in Denmark, Novo Nordisk is benefiting from growing demand for its diabetes care products. Shares of Saint-Gobain, a major building supplies manufacturer based in France, rebounded as concerns about potential liabilities of a U.S. affiliate subsided.

Investors responded positively to a smooth transition of government leadership in Brazil. This benefited our Brazilian holdings such as Petrobras, a major producer of petroleum products, and Banco Bradesco, one of the country's leading banks. Brazilian stocks accounted for about 4% of the Fund's portfolio while the index includes no Brazilian holdings.

An important factor in our favorable performance was the absence from the portfolio of any stocks sustaining major losses for the six-month period. The two largest detractors from performance were Sony in Japan and Swiss-based specialty retailer Richemont. Sony suffered from the maturity of its games business and an increasingly competitive environment in consumer electronics. Richemont's volumes and margins were affected as demand for its broad line of luxury goods was weakened by concerns over the uncertain economic climate and the war in Iraq.

Looking ahead, we expect world economies to improve in the second half of 2003 and in 2004. We are continuing to look for opportunities to add selectively to economically-sensitive industries while gradually trimming positions in traditionally defensive sectors.

GROWTH OF A $10,000 INVESTMENT
For the period 04-30-1993 through 04-30-2003
(HARBOR INTERNATIONAL FUND GRAPH)

                                                                                                            EAFE (INCL DIV NET OF
                                       INTERNATIONAL - INST   INTERNATIONAL - RET    INTERNATIONAL - INV           TAXES)
                                       --------------------   -------------------    -------------------    ---------------------

Oct-93                                       11931.10               11916.20               11905.50               11048.90
Oct-94                                       14146.40               14093.40               14055.40               12164.20
Oct-95                                       14862.80               14770.00               14703.70               12118.90
Oct-96                                       17563.80               17410.60               17301.10               13388.00
Oct-97                                       20946.80               20712.30               20545.00               14007.70
Oct-98                                       22407.30               22101.00               21883.00               15358.80
Oct-99                                       26586.90               26158.00               25853.30               18896.40
Oct-00                                       27580.20               27067.40               26704.10               18349.40
Oct-01                                       23058.20               22572.90               22229.80               13774.70
Oct-02                                       22322.00               21797.70               21427.70               11954.80


TOTAL RETURNS
For the periods ended 04-30-2003

                                                Annualized           Final Value
                                 6        1           5       10     of a $10,000
                               Months    Year       Years   Years     Investment
     ----------------------------------------------------------------------------
     INTERNATIONAL
            Institutional
             Class              4.44%   -11.48%     -1.57%   8.83%     $23,313
            Retirement Class    4.33    -11.68      -1.82    8.56       22,742
            Investor Class      4.26    -11.82      -1.99    8.37       22,340
     ----------------------------------------------------------------------------
     COMPARATIVE INDEX
            EAFE                1.81%   -16.27%     -5.52%   1.98%     $12,172
     ----------------------------------------------------------------------------

The graph compares a $10,000 investment in the Fund with the performance of the EAFE Index. The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in international and emerging markets poses special risks, including potentially greater social, political and economic volatility, as well as currency exchange rate fluctuations. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the respective class. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS-- APRIL 30, 2003 (UNAUDITED)

INVESTMENT HOLDINGS BY COUNTRY (% OF NET ASSETS)
(Excludes net cash and short-term investments of 5.3%)

    South Korea (S. KOR)
                                             0.4
    Spain (SP)
                                             0.5
    Hong Kong (HK)
                                             0.6
    Norway (NOR)
                                             0.9
    Singapore (SGP)
                                             1.1
    South Africa (S. AFR)
                                             1.5
    China (CHN)
                                             1.6
    Malaysia (MAL)
                                             2.2
    Denmark (DEN)
                                             2.3
    Germany (GER)
                                             2.5
    Finland (FIN)
                                             2.6
    Brazil (BR)
                                             4.0
    Italy (IT)
                                             4.4
    Japan (JP)
                                             5.2
    Australia (AUS)
                                             5.6
    Netherlands (NET)
                                             6.0
    Sweden (SW)
                                             7.1
    Switzerland (SWS)
                                             11.5
    France (FR)
                                             17.2
    United Kingdom (UK)
                                             17.5

COMMON STOCKS--90.7%
                                                               VALUE
   SHARES                                                      (000S)
-----------------------------------------------------------------------
AUTO COMPONENTS--3.7%
    3,650,000    Continental AG (GER)......................  $   65,419
    2,187,345    Michelin--Registered (FR).................      81,074
                                                             ----------
                                                                146,493
                                                             ----------
AUTOMOBILES--2.2%
    1,816,700    Peugeot SA (FR)...........................      85,191
                                                             ----------
BANKS--11.5%
    4,842,599    ABN Amro Holding NV (NET).................      81,976
      684,200    Bankinter SA--Registered (SP).............      20,938
    1,050,000    Credit Suisse Group--Registered (SWS).....      25,112

COMMON STOCKS--CONTINUED
                                                               VALUE
   SHARES                                                      (000S)
-----------------------------------------------------------------------
BANKS--CONTINUED
   28,435,576    IntesaBci SpA (IT)........................  $   73,762
      500,000    Kookmin Bank (S. KOR).....................      14,033
   16,375,000    Malayan Banking Berhad (MAL)..............      34,043
    5,596,100    San Paolo IMI SpA (IT)....................      46,239
    5,877,351    Standard Chartered plc (UK)...............      65,620
      954,188    UBS AG--Registered (SWS)..................      45,323
    7,634,842    United Overseas Bank Ltd. (Alien Market)
                   (SGP)...................................      44,758
                                                             ----------
                                                                451,804
                                                             ----------
BEVERAGES--2.4%
    8,441,121    Diageo plc (UK)...........................      93,704
                                                             ----------
BUILDING PRODUCTS--1.7%
    1,930,724    Compagnie de Saint-Gobain (FR)............      66,964
                                                             ----------
CHEMICALS--0.9%
    1,891,500    Bayer AG (GER)............................      34,578
                                                             ----------
COMMUNICATIONS EQUIPMENT--1.9%
      484,360    Ericsson (LM) Tel Ab Cl. B ADR (SW)(1)*...       4,388
   76,206,218    Ericsson (LM) Tel Ab Series B (SW)*.......      69,459
                                                             ----------
                                                                 73,847
                                                             ----------
DIVERSIFIED FINANCIALS--1.0%
    2,501,832    ING Groep NV (NET)........................      40,701
                                                             ----------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.4%
      460,000    Tele2 Ab Series B (SW)....................      15,364
                                                             ----------
FOOD PRODUCTS--2.3%
      452,000    Nestle SA--Registered (SWS)...............      92,252
                                                             ----------
HOTELS RESTAURANTS & LEISURE--2.9%
    1,784,500    Accor SA (FR).............................      58,920
    9,129,000    Genting Berhad (MAL)......................      28,828
   11,261,000    Resorts World Berhad (MAL)................      24,745
                                                             ----------
                                                                112,493
                                                             ----------
HOUSEHOLD DURABLES--1.1%
    1,823,300    Sony Corp. (JP)...........................      44,404
                                                             ----------
INSURANCE--5.9%
    5,460,000    Aegon NV (NET)............................      55,615
    4,944,900    AXA SA (FR)...............................      75,248
      852,820    Swiss Reinsurance Co. (SWS)...............      55,774
      423,438    Zurich Financial Services Group (SWS).....      44,696
                                                             ----------
                                                                231,333
                                                             ----------
LEISURE EQUIPMENT & PRODUCTS--0.7%
    1,158,000    Fuji Photo Film Co. (JP)..................      29,563
                                                             ----------
MEDIA--4.7%
    4,620,000    British Sky Broadcasting Group plc
                   (UK)*...................................      47,924
   18,200,233    Granada plc (UK)..........................      19,869
    2,803,600    News Corp. Ltd. ADR (AUS)(1)..............      79,286
    1,775,000    Publicis Groupe SA (FR)...................      39,236
                                                             ----------
                                                                186,315
                                                             ----------
METALS & MINING--11.3%
    4,748,740    Anglo American plc ADR (UK)(1)............      67,765
      575,870    Anglo American plc (UK)...................       8,253
    2,047,000    AngloGold Ltd. ADR (S. AFR)(1)............      57,766
    5,113,700    Arcelor (FR)*.............................      57,977
   13,440,428    BHP Billiton Ltd. ADR (AUS)(1)............     137,481
      334,628    BHP Billiton Ltd. (AUS)...................       1,713
    2,423,163    Pechiney SA Series A (FR).................      70,036
    2,285,970    Rio Tinto plc--Registered (UK)............      43,732
                                                             ----------
                                                                444,723
                                                             ----------

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                               VALUE
   SHARES                                                      (000S)
-----------------------------------------------------------------------
OFFICE ELECTRONICS--3.4%
    3,270,000    Canon Inc. (JP)...........................  $  132,360
                                                             ----------
OIL & GAS--10.7%
   11,393,662    BG Group plc (UK).........................      45,607
   15,312,195    BP plc (UK)...............................      97,113
  315,000,000    China Petroleum & Chemical Corp. (CHN)....      62,200
    2,550,000    Eni SpA (IT)..............................      36,409
      862,300    Norsk Hydro ASA (NOR).....................      36,499
    1,462,000    Royal Dutch Petroleum Co. ADR (NET)(1)....      59,767
      637,244    Total Fina Elf SA Series B (FR)*..........      83,719
                                                             ----------
                                                                421,314
                                                             ----------
PAPER & FOREST PRODUCTS--5.1%
    1,405,900    Holmen Ab Series B (SW)...................      36,379
    2,500,000    Stora Enso Ojy Series R (FIN).............      27,374
    1,780,704    Svenska Cellulosa Ab Series B (SW)........      60,347
    5,157,600    UPM-Kymmene Corp. (FIN)...................      75,544
                                                             ----------
                                                                199,644
                                                             ----------
PHARMACEUTICALS--5.7%
      585,000    Aventis SA (FR)...........................      29,768
    2,639,690    Novartis AG--Registered (SWS).............     104,243
    2,450,000    Novo Nordisk A/S Series B (DEN)...........      88,892
                                                             ----------
                                                                222,903
                                                             ----------
SPECIALTY RETAIL--2.1%
    5,611,000    Compagnie Financiere Richemont AG--Bearer
                   (SWS)...................................      83,042
                                                             ----------
TOBACCO--6.0%
    8,141,947    British American Tobacco plc (UK).........      78,141
    3,990,858    Imperial Tobacco Group plc (UK)...........      66,836
   12,436,474    Swedish Match Ab (SW).....................      92,052
                                                             ----------
                                                                237,029
                                                             ----------
TRANSPORTATION INFRASTRUCTURE--0.7%
   55,181,411    Eurotunnel SA Units (FR)*.................      27,147
                 Eurotunnel SA Warrants (FR)*
   19,000,000      Expire 10/30/2003.......................         212
                                                             ----------
                                                                 27,359
                                                             ----------
WIRELESS TELECOMMUNICATION SERVICES--2.4%
       45,069    China Mobile (Hong Kong) Ltd. ADR
                   (HK)(1)*................................         451
   10,725,000    China Mobile (Hong Kong) Ltd. (HK)*.......      21,521
    3,500,000    Telecom Italia Mobile SpA (IT)............      16,514
   28,042,980    Vodafone Group plc (UK)...................      55,397
                                                             ----------
                                                                 93,883
                                                             ----------
TOTAL COMMON STOCKS
  (Cost $2,927,343)........................................   3,567,263
                                                             ----------

PREFERRED STOCKS--4.0%
                                                               VALUE
   SHARES                                                      (000S)
-----------------------------------------------------------------------
BANKS--1.0%
9,981,072,404    Banco Bradesco SA (BR)....................  $   41,170
                                                             ----------
METALS & MINING--1.2%
    1,790,000    Companhia Vale do Rio Doce (BR)...........      48,054
                                                             ----------
OIL & GAS--1.8%
    3,969,000    Petroleo Brasileiro SA-PETROBRAS (BR).....      68,635
                                                             ----------
TOTAL PREFERRED STOCKS
  (Cost $100,762)..........................................     157,859
                                                             ==========

SHORT-TERM INVESTMENTS--5.6%
  PRINCIPAL
   AMOUNT
   (000S)
-----------------------------------------------------------------------
COMMERCIAL PAPER
                 American Express Credit Corp. Yrs 1&2
$      16,538      1.220%--05/05/2003......................      16,538
       20,000      1.230%--05/07/2003......................      20,000
                                                             ----------
                                                                 36,538
                                                             ----------
                 ChevronTexaco Corp.
       20,000      1.210%--05/02/2003......................      20,000
                                                             ----------
                 Exxon Project Investment Yrs 3&4
       39,930      1.220%--05/02/2003......................      39,930
       20,000      1.220%--05/06/2003......................      20,000
       15,836      1.220%--05/08/2003......................      15,836
                                                             ----------
                                                                 75,766
                                                             ----------
                 General Electric Capital Corp.
       29,134      1.250%--05/01/2003......................      29,134
        8,336      1.250%--05/05/2003......................       8,336
       18,043      1.250%--05/08/2003......................      18,043
                                                             ----------
                                                                 55,513
                                                             ----------
                 Prudential Funding Corp.
       31,668      1.240%--05/09/2003......................      31,668
                                                             ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $219,485)..........................................     219,485
                                                             ----------
TOTAL INVESTMENTS--100.3%
  (Cost $3,247,590)........................................   3,944,607
CASH AND OTHER ASSETS, LESS LIABILITIES--(0.3%)............     (11,501)
                                                             ----------
TOTAL NET ASSETS--100.0%...................................  $3,933,106
                                                             ==========

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL GROWTH FUND
MANAGERS' COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
Mastholm Asset
  Management LLC
10500 NE 8th Street, Suite 1725
Bellevue, WA 98004
                                    (PHOTO)
                                 THEODORE TYSON
                               Portfolio Manager
                                    (PHOTO)
                                 JOSEPH JORDAN
                               Portfolio Manager
                                    (PHOTO)
                                 DOUGLAS ALLEN
                               Portfolio Manager
                                    (PHOTO)
                                   THOMAS PAK
                               Portfolio Manager
INVESTMENT GOAL
Long-term growth of capital.

INSTITUTIONAL CLASS
Fund #: 017
Cusip: 411511801
Ticker: HAIGX
Inception Date: 11-01-1993

RETIREMENT CLASS
Fund #: 217
Cusip: 411511637
Ticker: HRIGX
Inception Date: 11-01-2002

INVESTOR CLASS
Fund #: 417
Cusip: 411511629
Ticker: HIIGX
Inception Date: 11-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

International market performance remained volatile during the six months ended April 30, 2003, reflecting investor concerns over unresolved geopolitical issues and persistent signs of economic weakness. The Harbor International Growth Fund underperformed the MSCI EAFE Growth Index for the period.

After 2 1/2 years of bear market declines, international technology and telecommunications stocks experienced an initial bounce back in late 2002 on expectations that cost cutting and an economic recovery would result in a resumption of earnings growth. Our telecom holdings had improving earnings during the six-month period but lagged lower quality alternatives. Technology shares also rallied during the period but have been more volatile than telecom companies. We have yet to see convincing evidence that capital spending among corporations will increase to a level that would lead to earnings acceleration for most technology companies. Consequently, our portfolio remains underweighted in technology relative to the index.

Many of the best performers among technology and telecommunications stocks were companies that did not meet our stringent criteria for consideration as portfolio holdings. We determined that most of these companies would not meet industry earnings estimates for 2003 - a conclusion that subsequently was confirmed in interviews with representatives of about 20 technology and telecom companies during a research trip to Europe in March 2003. We believe that overly optimistic earnings assumptions are being based on predictions for a strong global economic recovery, which is not supported by our bottom-up research or by company interviews.

Our holdings in Japan provided strong earnings acceleration during the period but negatively impacted relative performance. Some of the better-performing Japanese companies in our portfolio came under selling pressure as Japanese financial institutions and pension plans, primarily for technical reasons, reduced their holdings in such stocks. This short term negative impact on Japanese holdings occurred mainly during the first quarter of 2003 and subsided in late April.

Media stocks, the largest concentration in the portfolio during the period, detracted from performance early in 2003 as war uncertainties led companies to defer advertising spending. We trimmed or eliminated several holdings that were directly impacted by declines in ad spending while adding to other media holdings where earnings are less dependent on advertising revenues. Our largest media positions are in companies in the pay television industry such as BSkyB and News Corporation, which have reported strong increases in earnings, benefiting from lower programming costs and new technology that hinders piracy.

Financials added value during the period. Our financial exposure is concentrated in high quality banks with low exposure to underperforming loans. Energy stocks including China National Oil (CNOOC) and automotive companies such as Porsche are adding value as improving earnings translate into higher stock prices.

The portfolio participated more fully in the market rally in April, as war concerns subsided and participation in the rally broadened beyond lower quality companies. We are encouraged by recent market behavior suggesting that investors will once again be driven by fundamental analysis, which will reward companies with improving earnings--the types of companies sought for the Fund.

GROWTH OF A $10,000 INVESTMENT
For the period 11-01-1993 through 04-30-2003
(HARBOR INTERNATIONAL GROWTH FUND GRAPH)

                                  INTERNATIONAL GROWTH -   INTERNATIONAL GROWTH -   INTERNATIONAL GROWTH -   EAFE GROWTH ND (INCL
                                           INST                     RET                      INV              DIV NET OF TAXES)
                                  ----------------------   ----------------------   ----------------------   --------------------
Oct-93                                   10000.00                 10000.00                 10000.00               10000.00
Oct-94                                   11536.20                 11507.30                 11486.60               10319.90
Oct-95                                   12208.20                 12147.30                 12103.50               10456.60
Oct-96                                   15609.50                 15492.70                 15409.20               11354.20
Oct-97                                   16878.50                 16710.40                 16590.30               11622.20
Oct-98                                   19741.10                 19495.70                 19320.80               12948.50
Oct-99                                   21295.70                 20978.30                 20752.70               15580.50
Oct-00                                   20958.50                 20594.50                 20336.40               14435.30
Oct-01                                   11416.90                 11190.60                 11030.50               10004.80
Oct-02                                    9118.82                  8915.74                  8772.31                8835.30

TOTAL RETURNS
For the periods ended 04-30-2003

                                              Annualized
                                                          Life     Final Value
                                6        1        5        of      of a $10,000
                              Months    Year    Years     Fund      Investment
     --------------------------------------------------------------------------
     INTERNATIONAL GROWTH
            Institutional
             Class            -5.78%   -23.21%  -16.43%   -1.59%      $8,592
            Retirement Class  -5.78    -23.31   -16.62    -1.82        8,400
            Investor Class    -5.82    -23.41   -16.76    -1.99        8,262
     --------------------------------------------------------------------------
     COMPARATIVE INDEX
            EAFE Growth        0.55%   -16.08%   -7.89%   -1.24%      $8,884
     --------------------------------------------------------------------------

The graph compares a $10,000 investment in the Fund with the performance of the EAFE Growth Index. The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in international and emerging markets poses special risks, including potentially greater social, political and economic volatility, as well as currency exchange rate fluctuations. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the respective class. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2003 (UNAUDITED)

INVESTMENT HOLDINGS BY COUNTRY (% OF NET ASSETS)
(Excludes net cash and short-term investment of 5.1%)

    Denmark (DEN)
                                             2.0
    Italy (IT)
                                             3.2
    Germany (GER)
                                             3.5
    Hong Kong (HK)
                                             3.7
    Australia (AUS)
                                             3.9
    Canada (CAN)
                                             5.4
    Netherlands (NET)
                                             5.8
    Switzerland (SWS)
                                             6.3
    Sweden (SW)
                                             6.5
    France (FR)
                                             10.9
    Japan (JP)
                                             16.7
    United Kingdom (UK)
                                             27.0

COMMON STOCKS--91.4%
                                                              VALUE
 SHARES                                                       (000S)
---------------------------------------------------------------------
AUTO COMPONENTS--0.9%
   87,300    Autoliv Inc. (SW).............................  $  2,136
                                                             --------
AUTOMOBILES--2.8%
  271,100    Toyota Motor Corp. (JP).......................     6,147
                                                             --------
BANKS--16.8%
1,229,800    Barclays Bank plc (UK)........................     8,503
  722,900    HSBC Holdings plc (Hong Kong) (UK)............     7,902
1,286,100    Nordea Ab (SW)................................     6,829
  358,000    Royal Bank of Scotland Group plc (UK).........     9,397
   22,800    Societe Generale (FR).........................     1,397
   82,200    UBS AG--Registered (SWS)......................     3,905
                                                             --------
                                                               37,933
                                                             --------
BEVERAGES--4.7%
  138,300    Heineken NV (NET).............................     5,145
  234,000    Molson Inc. Cl. A (CAN).......................     5,385
                                                             --------
                                                               10,530
                                                             --------
BIOTECHNOLOGY--1.6%
    6,800    Serono SA Cl. B (SWS).........................     3,694
                                                             --------
CHEMICALS--1.3%
  253,900    Clariant AG--Registered (SWS).................     2,839
                                                             --------
COMMERCIAL SERVICES & SUPPLIES--1.6%
  366,000    Dai Nippon Printing Co. Ltd. (JP).............     3,559
                                                             --------
DIVERSIFIED TELECOMMUNICATION SERVICES--2.0%
  183,288    TDC A/S (DEN).................................     4,567
                                                             --------

COMMON STOCKS--CONTINUED
                                                              VALUE
 SHARES                                                       (000S)
---------------------------------------------------------------------
FOOD & DRUG RETAILING--0.1%
    2,300    Casino Guichard-Perrachon (FR)................  $    157
                                                             --------
FOOD PRODUCTS--2.8%
  269,000    Ajinomoto Co. Inc. (JP).......................     2,733
  362,600    Unilever plc (UK).............................     3,567
                                                             --------
                                                                6,300
                                                             --------
HEALTH CARE EQUIPMENT & SUPPLIES--5.4%
   84,000    Alcon Inc. (SWS)..............................     3,700
  396,800    Amersham plc (UK).............................     2,855
  846,600    Smith & Nephew plc (UK).......................     5,650
                                                             --------
                                                               12,205
                                                             --------
HOUSEHOLD DURABLES--1.1%
  119,700    Pioneer Corp. (JP)............................     2,403
                                                             --------
INSURANCE--6.8%
  607,000    AXA (FR)......................................     9,237
   19,600    Great-West Lifeco Inc. (CAN)..................       532
  179,500    Willis Group Holdings Ltd. (UK)...............     5,599
                                                             --------
                                                               15,368
                                                             --------
INTERNET SOFTWARE & SERVICES--1.5%
      308    Yahoo Japan Corp. (JP)*.......................     3,466
                                                             --------
LEISURE EQUIPMENT & PRODUCTS--2.6%
  640,500    Konica Corp. (JP).............................     5,868
                                                             --------
MEDIA--16.9%
  757,000    British Sky Broadcasting Group plc (UK)*......     7,852
1,221,600    News Corp. (AUS)..............................     8,706
  713,100    Pearson plc (UK)..............................     5,948
  272,800    Societe Television Francaise I (FR)...........     7,677
  272,500    VNU NV (NET)..................................     7,922
                                                             --------
                                                               38,105
                                                             --------
OFFICE ELECTRONICS--1.9%
  108,000    Canon Inc. (JP)...............................     4,372
                                                             --------
OIL & GAS--7.8%
   31,300    Canadian Natural Resources Ltd. (CAN).........     1,043
6,344,400    CNOOC Ltd. (HK)...............................     8,338
  132,700    Talisman Energy Inc. (CAN)....................     5,296
   22,000    Total Fina Elf SA Series B (FR)*..............     2,890
                                                             --------
                                                               17,567
                                                             --------
PERSONAL PRODUCTS--1.4%
   43,000    L'Oreal SA (FR)...............................     3,079
                                                             --------
REAL ESTATE--0.8%
  311,000    Mitsubishi Estate Co. Ltd. (JP)...............     1,823
                                                             --------
SPECIALTY RETAIL--4.2%
  260,000    H&M Hennes & Mauritz Ab Series B (SW).........     5,789
  236,900    Next plc (UK).................................     3,575
                                                             --------
                                                                9,364
                                                             --------
WIRELESS TELECOMMUNICATION SERVICES--6.4%
    3,463    NTT DoCoMo Inc. (JP)..........................     7,154
1,532,200    Telecom Italia Mobile SpA (IT)................     7,230
                                                             --------
                                                               14,384
                                                             --------
TOTAL COMMON STOCKS
  (Cost $194,169)..........................................   205,866
                                                             --------

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

PREFERRED STOCKS--3.5%
(Cost $7,090)
                                                              VALUE
 SHARES                                                       (000S)
---------------------------------------------------------------------
AUTOMOBILES--3.5%
   21,500    Porsche AG (GER)*.............................  $  7,933
                                                             --------

SHORT-TERM INVESTMENT--6.9%
(Cost $15,531)
PRINCIPAL
 AMOUNT
 (000S)
---------------------------------------------------------------------
REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated April 30, 2003 due May 1, 2003
               at 0.25% collateralized by a U.S. Treasury
               Bill 8.0% November 15, 2021, par value of
               $11,095 (repurchase proceeds of $15,531 when
$  15,531      closed on May 1, 2003)......................    15,531
                                                             --------
TOTAL INVESTMENTS--101.8%
  (Cost $216,790)..........................................   229,330
CASH AND OTHER ASSETS, LESS LIABILITIES--(1.8%)............    (4,050)
                                                             --------
TOTAL NET ASSETS--100.0%...................................  $225,280
                                                             ========

------------

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

HARBOR GLOBAL EQUITY FUND
MANAGERS' COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
BPI Global Asset
  Management LLP
1900 Summit Tower Blvd. Suite 450
Orlando, FL 32810
                                    (PHOTO)
                                  DAN JAWORSKI
                               Portfolio Manager
                                    (PHOTO)
                                  PABLO SALAS
                               Portfolio Manager
                                    (PHOTO)
                                  JON SORENSEN
                               Portfolio Manager
INVESTMENT GOAL
Long-term growth of capital.

INSTITUTIONAL CLASS
Fund #: 021
Cusip: 411511850
Ticker: HAGEX
Inception Date: 02-01-2001

RETIREMENT CLASS
Fund #: 221
Cusip: 411511611
Ticker: HRGEX
Inception Date: 11-01-2002

INVESTOR CLASS
Fund #: 421
Cusip: 411511595
Ticker: HIGEX
Inception Date: 11-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Global equity markets took investors on a classic roller coaster ride during the six-month period ended April 30, 2003. After rising roughly 5% in November, global equities dipped 10% over the ensuing four months before rallying back into positive territory by the end of April. The Harbor Global Equity Fund slightly underperformed the MSCI World Index for the six-month period.

Several newsworthy events can be credited with creating volatility in the markets. First and foremost, investors were forced to contemplate the possibility of a war with Iraq. Then, leading up to the point of actual confrontation, the implications of mixed economic and corporate data, rising oil prices, and the SARS virus also had to be addressed. It was also widely debated as to whether a "war rally" would occur once and if the conflict started. That question was answered by a significant upward move in the equity indices during the first week of coalition attacks on Baghdad. The rally continued in April as large-scale combat came to an end. Additionally, first quarter 2003 earnings results were respectable and in some cases very impressive.

The Fund benefited, relative to the benchmark, from stock selection in the consumer discretionary, energy, and financial sectors. In the consumer discretionary area, companies such as eBay, Amazon.com, adidas-Salomon, and Wal-Mart de Mexico performed relatively well. In the oil patch, Russian oil producer YUKOS was the top performer. In the financial area the Fund benefited from strong performances by Citigroup and Bank of America in the U.S. and Banco Santander Central in Spain. The Fund's underweight position in the consumer staples area also helped, as this sector was the worst performing group in the index for the six-month period.

The primary offsets to these beneficial areas included an underweight position in utilities, which proved to be the best performing area in the benchmark during the period, as well as stock selection in the materials sector. In materials, packaging companies Crown Holdings and Rexam plc delivered disappointing returns, as did South Korean steel producer POSCO.

The stock selection process produced some sector shifts during the period, with exposure to the technology, telecommunications, health care, and financial sectors increasing while exposure to materials, energy, utilities, industrials, and consumer staples decreased. Additionally, there were several transactions within sectors in cases where the companies purchased offered a more compelling combination of fundamentals and valuations than those they replaced.

Over the past six months we have spent a considerable amount of time analyzing the resurgence of the Internet sector, as fundamentals appear to have improved across the board. E-commerce is still accelerating, broadband is finally gaining momentum, and even online advertising is starting to rebound. It now appears that several winners have emerged from the dot-com shakeout. Companies such as Yahoo!, Amazon.com, and eBay have developed extremely profitable business models. The market is now recognizing a dramatic improvement in fundamentals; the stocks have responded accordingly and helped the performance of the Fund.

GROWTH OF A $10,000 INVESTMENT
For the period 02-01-2001 through 04-30-2003
(HARBOR GLOBAL EQUITY FUND GRAPH)

                                                                                                           WORLD ND (INCL DIV NET
                                      GLOBAL EQUITY - INST   GLOBAL EQUITY - RET    GLOBAL EQUITY - INV          OF TAXES)
                                      --------------------   -------------------    -------------------    ----------------------
Jan-01                                     10000.00               10000.00               10000.00                 10000.00
Apr-01                                      8920.00                8915.54                8915.54                  9181.32
Jul-01                                      8260.00                8251.74                8251.74                  8659.18
Oct-01                                      7390.00                7378.91                7378.91                  7658.39
Jan-02                                      7705.79                7690.37                7690.37                  7912.41
Apr-02                                      7675.76                7656.58                7656.58                  7909.98
Jul-02                                      6504.89                6485.38                6485.38                  6813.20
Oct-02                                      6064.55                6043.34                6043.34                  6520.94
Jan-03                                      5802.39                5782.10                5782.10                  6338.44
Apr-03                                      6253.36                6231.48                6231.48                  6757.00

TOTAL RETURNS
For the periods ended 04-30-2003

                                               Annualized
                                                           Life     Final Value
                                 6        1        5        of      of a $10,000
                               Months    Year    Years     Fund      Investment
     ---------------------------------------------------------------------------
     GLOBAL EQUITY
            Institutional
             Class              3.11%   -18.53%   N/A     -18.90%      $6,253
            Retirement Class    3.11    -18.61    N/A     -19.03        6,231
            Investor Class      3.11    -18.61    N/A     -19.03        6,231
     ---------------------------------------------------------------------------
     COMPARATIVE INDEX
            MSCI World          3.62%   -14.58%     N/A   -15.99%      $6,757
     ---------------------------------------------------------------------------

The graph compares a $10,000 investment in the Fund with the performance of the MSCI World Index. The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund's adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns, and without these waivers, the returns may have been lower. The waivers may be discontinued at any time without notice. Investing in international and emerging markets poses special risks, including potentially greater social, political and economic volatility, as well as currency exchange rate fluctuations. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the respective class. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

                              INTERNATIONAL EQUITY

HARBOR GLOBAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2003 (UNAUDITED)

INVESTMENT HOLDINGS BY COUNTRY (% OF NET ASSETS)
(Excludes net cash and short-term investment of 13.7%)

    Singapore (SGP)
                                             0.4
    Taiwan (TWN)
                                             0.4
    France (FR)
                                             0.6
    Ireland (IE)
                                             0.6
    South Korea (S.KOR)
                                             0.6
    Canada (CAN)
                                             0.7
    Italy (IT)
                                             0.8
    Australia (AUS)
                                             1.0
    Finland (FIN)
                                             1.1
    Mexico (MEX)
                                             1.1
    Brazil (BR)
                                             1.2
    Germany (GER)
                                             1.3
    Netherlands (NET)
                                             1.3
    Russia (RUS)
                                             1.4
    Spain (SP)
                                             1.5
    Israel (IL)
                                             1.7
    Sweden (SW)
                                             2.2
    Japan (JP)
                                             4.1
    Switzerland (SWS)
                                             4.1
    United Kingdom (UK)
                                             5.3
    United States (US)
                                             54.9

COMMON STOCKS--86.3%
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
 AIR FREIGHT & COURIERS--0.6%
    400      Fedex Corp. (US).................................  $   24
                                                                ------
 AIRLINES--0.4%
  6,000      easyJet Airline Co. Ltd. (UK)....................      18
                                                                ------
BANKS--10.9%
             Banco Santander Central Hispano SA--Registered
  4,950        (SP)...........................................      39
  1,650      Bank of America Corp. (US).......................     122
  2,200      Bank of Ireland (IE).............................      27

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
BANKS--CONTINUED
    800      Credit Suisse Group--Registered (SWS)............  $   19
  1,400      FleetBoston Financial Corp. (US).................      37
             Grupo Financiero BBVA Bancomer SA de CV Series B
 28,150        (MEX)*.........................................      24
    700      Royal Bank of Canada (CAN).......................      29
  2,030      Royal Bank of Scotland Group plc (UK)............      53
  2,400      Skandinaviska Enskilda Banken Ab Series A (SW)...      25
  2,170      Standard Chartered plc (UK)......................      24
    400      UBS AG ADR (SWS)(1)..............................      19
    330      UBS AG--Registered (SWS).........................      16
             Unibanco-Uniao de Bancos Brasileiros SA GDR
  1,300        (BR)(2)........................................      24
                                                                ------
                                                                   458
                                                                ------
BIOTECHNOLOGY--2.6%
  1,340      Amgen Inc. (US)*.................................      82
    800      IDEC Pharmaceuticals Corp. (US)..................      26
                                                                ------
                                                                   108
                                                                ------
CHEMICALS--0.9%
    650      Praxair Inc. (US)................................      38
                                                                ------
COMMUNICATIONS EQUIPMENT--2.1%
  2,700      Cisco Systems Inc. (US)*.........................      41
  2,200      Nokia Corp. ADR (FIN)(1).........................      36
    600      Nokia Oyj (FIN)..................................      10
                                                                ------
                                                                    87
                                                                ------
COMPUTERS & PERIPHERALS--0.9%
  1,350      Dell Computer Corp. (US)*........................      39
                                                                ------
CONTAINERS & PACKAGING--0.8%
  6,200      Crown Holdings Inc. (US).........................      33
                                                                ------
DIVERSIFIED FINANCIALS--6.9%
  1,700      American Express Co. (US)........................      64
  3,800      Citigroup Inc. (US)..............................     149
    500      Goldman Sachs Group Inc. (US)....................      38
    600      J.P. Morgan Chase & Co. (US).....................      18
    500      Merrill Lynch & Co. Inc. (US)....................      21
                                                                ------
                                                                   290
                                                                ------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.6%
  2,242      Telefonica SA (SP)...............................      25
                                                                ------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
  2,100      Venture Corp. Ltd. (SGP).........................      18
                                                                ------
ENERGY EQUIPMENT & SERVICES--1.1%
    900      Patterson-UTI Energy Inc. (US)*..................      30
    500      Smith International Inc. (US)....................      18
                                                                ------
                                                                    48
                                                                ------
FOOD PRODUCTS--1.0%
    650      Nestle SA ADR (SWS)(1)...........................      33
     50      Nestle SA--Registered (SWS)......................      10
                                                                ------
                                                                    43
                                                                ------
HEALTH CARE EQUIPMENT & SUPPLIES--1.6%
    200      Alcon Inc. (SWS).................................       9
    600      Boston Scientific Corp. (US).....................      26
  5,080      Smith & Nephew plc (UK)..........................      34
                                                                ------
                                                                    69
                                                                ------
HOTELS RESTAURANTS & LEISURE--1.6%
  1,490      Carnival Corp. (US)..............................      41
  1,900      Hilton Hotels Corp. (US).........................      25
                                                                ------
                                                                    66
                                                                ------
HOUSEHOLD DURABLES--1.1%
    750      Lennar Corp. Cl. A (US)..........................      41
     75      Lennar Corp. Cl. B (US)..........................       4
                                                                ------
                                                                    45
                                                                ------
HOUSEHOLD PRODUCTS--0.5%
    250      Procter & Gamble Co. (US)........................      22
                                                                ------

                              INTERNATIONAL EQUITY

HARBOR GLOBAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES--1.5%
    300      3M Co. (US)......................................  $   38
    800      General Electric Co. (US)........................      24
                                                                ------
                                                                    62
                                                                ------
INSURANCE--5.7%
  3,064      Aegon NV (NET)...................................      31
    650      American International Group Inc. (US)...........      38
    950      John Hancock Financial Services Inc. (US)........      28
  2,150      Lincoln National Corp. (US)......................      69
    760      Swiss Reinsurance Co. (SWS)......................      50
    300      XL Capital Ltd. Cl. A (US).......................      25
                                                                ------
                                                                   241
                                                                ------
INTERNET & CATALOG RETAIL--2.1%
  1,100      Amazon.com Inc. (US).............................      32
    600      eBay Inc. (US)...................................      56
                                                                ------
                                                                    88
                                                                ------
INTERNET SOFTWARE & SERVICES--2.9%
  3,700      Groupe Wanadoo SA (FR)...........................      25
  1,700      Yahoo! Inc. (US).................................      42
      5      Yahoo Japan Corp. (JP)...........................      56
                                                                ------
                                                                   123
                                                                ------
MACHINERY--1.6%
  2,050      Atlas Copco Ab Series A (SW).....................      50
    750      Sandvik Ab (SW)..................................      19
                                                                ------
                                                                    69
                                                                ------
MEDIA--4.8%
  1,340      Clear Channel Communications Inc. (US)*..........      52
    600      EchoStar Communications Corp. Cl. A (US).........      18
  5,950      News Corp. (AUS).................................      42
  1,600      Viacom Inc. Cl. B (US)*..........................      69
    750      VNU NV (NET).....................................      22
                                                                ------
                                                                   203
                                                                ------
METALS & MINING--0.3%
    450      Companhia Vale do Rio Doce ADR (BR)(1)...........      12
                                                                ------
MULTILINE RETAIL--3.4%
  1,400      Kohls Corp. (US)*................................      79
  1,240      Target Corp. (US)................................      41
  8,000      Wal-Mart de Mexico SA de CV (MEX)................      22
                                                                ------
                                                                   142
                                                                ------
MULTI-UTILITIES--0.3%
  2,000      Williams Cos. Inc. (US)..........................      14
                                                                ------
OFFICE ELECTRONICS--1.9%
  2,000      Canon Inc. (JP)..................................      81
                                                                ------
OIL & GAS--2.9%
  1,600      El Paso Corp. (US)...............................      12
  2,500      Eni SpA (IT).....................................      36
    800      Petroleo Brasileiro SA--PETROBRAS ADR (BR)(1)....      15
    330      YUKOS Corp. ADR (RUS)(1).........................      58
                                                                ------
                                                                   121
                                                                ------
PHARMACEUTICALS--6.3%
    400      Eli Lilly & Co. (US).............................      26
    300      Forest Laboratories Inc. (US)....................      15
    600      Johnson & Johnson (US)...........................      34
    800      Merck & Co. Inc. (US)............................      47
    480      Novartis AG--Registered (SWS)....................      19

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
PHARMACEUTICALS--CONTINUED
  1,800      Pfizer Inc. (US).................................  $   55
             Teva Pharmaceutical Industries Ltd. ADR
  1,500        (IL)(1)........................................      70
                                                                ------
                                                                   266
                                                                ------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--3.7%
 23,700      ARM Holdings plc (UK)............................      24
    400      Cabot Microelectronics Corp. (US)................      17
  2,600      Intel Corp. (US).................................      48
     60      Samsung Electronics Co. Ltd. (S. KOR)............      15
             Taiwan Semiconductor Manufacturing Co. Ltd. ADR
  1,750        (TWN)(1)*......................................      15
  2,100      Texas Instruments Inc. (US)......................      39
                                                                ------
                                                                   158
                                                                ------
SOFTWARE--6.3%
  1,100      Adobe Systems Inc. (US)..........................      38
    400      Intuit Inc. (US).................................      15
  3,900      Microsoft Corp. (US)*............................     100
  3,700      Oracle Corp. (US)*...............................      44
    200      SAP AG (GER).....................................      20
  1,100      Symantec Corp. (US)..............................      48
                                                                ------
                                                                   265
                                                                ------
SPECIALTY RETAIL--1.8%
  1,750      Lowe's Cos. Inc. (US)............................      77
                                                                ------
TEXTILES & APPAREL--0.8%
    400      adidas-Salomon AG (GER)..........................      34
                                                                ------
TOBACCO--0.3%
    650      Carolina Group (US)..............................      12
                                                                ------
WIRELESS TELECOMMUNICATION SERVICES--5.7%
  5,650      Nextel Communications Inc. Cl. A (US)............      84
    300      NII Holdings Inc. Cl. B (US).....................       8
     17      NTT DoCoMo Inc. (JP).............................      35
    800      SK Telecom Co. Ltd. ADR (S. KOR)(1)..............      12
  9,000      Sprint Corp. (US)................................      32
 35,510      Vodafone Group plc (UK)..........................      70
                                                                ------
                                                                   241
                                                                ------
TOTAL COMMON STOCKS
  (Cost $3,583)...............................................   3,640
                                                                ------

SHORT-TERM INVESTMENT--13.3%
(Cost $563)
PRINCIPAL
AMOUNT
(000S)
----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated April 30, 2003 due May 1, 2003 at
               0.25% collateralized by a U.S. Treasury Bill
               6.25% August 15, 2023, par value of $485
               (repurchase proceeds of $563 when closed on May
 $  563        1, 2003).......................................     563
                                                                ------
TOTAL INVESTMENTS--99.6%
  (COST $4,146)...............................................   4,203
CASH AND OTHER ASSETS, LESS LIABILITIES--0.4%.................      16
                                                                ------
TOTAL NET ASSETS--100.0%......................................  $4,219
                                                                ======

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2 GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

*  Non-income producing security.
    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL EQUITY FUNDS
STATEMENT OF ASSETS AND LIABILITIES--APRIL 30, 2003 (UNAUDITED)

(All amounts in Thousands, except per share amounts)

                                                                                       HARBOR           HARBOR
                                                                   HARBOR           INTERNATIONAL       GLOBAL
                                                                INTERNATIONAL          GROWTH           EQUITY
---------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost*............................     $3,247,590           $ 216,790         $ 4,146
===============================================================================================================
Investments, at value.......................................     $3,944,607           $ 213,799         $ 3,640
Repurchase agreements.......................................             --              15,531             563
Cash........................................................              1                   1               1
Foreign currency, at value (cost: $15,910; $1,667; $0)......         16,091               1,694              --
Receivables for:
  Investments sold..........................................         17,825              14,227              80
  Capital shares sold.......................................          2,975                 115              11
  Dividends.................................................         17,735               1,594               7
  Interest..................................................             43                  --              --
Withholding tax receivable..................................          4,064                 297               3
Other assets................................................             13                   1              --
---------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS.........................................      4,003,354             247,259           4,305
LIABILITIES
Payables for:
  Investments purchased.....................................         51,826              17,058              77
  Capital shares reacquired.................................         13,806               4,622               2
Accrued expenses:
  Management fees...........................................          2,205                  99               2
  12b-1 fees................................................              3                  --              --
  Trustees' fees............................................              7                   1              --
  Transfer agent fees.......................................            261                  15               2
  Other.....................................................          2,140                 184               3
---------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES....................................         70,248              21,979              86
NET ASSETS..................................................     $3,933,106           $ 225,280         $ 4,219
===============================================================================================================
NET ASSETS CONSIST OF:
  Paid-in capital...........................................     $3,211,472           $ 796,473         $ 7,071
  Undistributed/(overdistributed) net investment income.....         33,392               1,234               6
  Accumulated net realized gain/(loss)......................         (9,599)           (585,002)         (2,915)
  Unrealized appreciation/(depreciation) of investments and
     translation of assets and liabilities in foreign
     currencies.............................................        697,841              12,575              57
---------------------------------------------------------------------------------------------------------------
                                                                 $3,933,106           $ 225,280         $ 4,219
===============================================================================================================
NET ASSET VALUE PER SHARE BY CLASS(1):
INSTITUTIONAL CLASS
Net assets..................................................     $3,910,811           $ 225,163         $ 4,219
Shares of beneficial interest...............................        144,924              35,609             676
Net asset value per share...................................     $    26.99           $    6.32         $  6.24
RETIREMENT CLASS
Net assets..................................................     $    3,216           $      --         $    --
Shares of beneficial interest...............................            119                  --              --
Net asset value price per share.............................     $    26.97           $    6.32         $  6.24
INVESTOR CLASS
Net assets..................................................     $   19,079           $     117         $    --
Shares of beneficial interest...............................            708                  19              --
Net asset value per share...................................     $    26.95           $    6.32         $  6.24

------------

*  Including repurchase agreements and short-term investments.

1 Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.
    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL EQUITY FUNDS
STATEMENT OF OPERATIONS--SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)

(All amounts in Thousands)

                                                                                           HARBOR               HARBOR
                                                                   HARBOR               INTERNATIONAL           GLOBAL
                                                                INTERNATIONAL              GROWTH               EQUITY
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $ 53,910                $  2,790              $  30
  Interest..................................................         1,377                      15                 --
  Foreign taxes withheld....................................        (5,731)                   (445)                (2)
----------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................        49,556                   2,360                 28
OPERATING EXPENSES:
  Management fees...........................................        13,526                     852                 14
  12b-1 fees:
     Retirement Class.......................................             1                      --                 --
     Investor Class.........................................             5                      --                 --
  Shareholder communications................................           192                      33                 --
  Custodian fees............................................           844                     100                 37
  Transfer agent fees:
     Institutional Class....................................         1,362                      84                  2
     Retirement Class.......................................            --                      --                 --
     Investor Class.........................................             5                      --                 --
  Professional fees.........................................           126                       9                 --
  Trustees' fees and expenses...............................            33                       3                 --
  Registration fees.........................................            53                      38                 25
  Miscellaneous.............................................            36                       7                  5
----------------------------------------------------------------------------------------------------------------------
     Total operating expenses...............................        16,183                   1,126                 83
  Management fees waived....................................            --                      --                 (4)
  Other expenses waived.....................................            --                      --                (58)
----------------------------------------------------------------------------------------------------------------------
     Net operating expenses.................................        16,183                   1,126                 21
----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)................................        33,373                   1,234                  7
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENT
  TRANSACTIONS:
  Net realized gain/(loss) on:
     Investments............................................        (7,918)                (28,989)              (469)
     Foreign currency transactions..........................           822                      71                 --
  Change in net unrealized appreciation/(depreciation) of:
     Investments............................................       112,532                  15,128                576
     Translation of assets and liabilities in foreign
      currencies............................................           346                      (3)                --
----------------------------------------------------------------------------------------------------------------------
  Net gain/(loss) on investment transactions................       105,782                 (13,793)               107
----------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................      $139,155                $(12,559)             $ 114
======================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL EQUITY FUNDS
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in Thousands)

                                                     HARBOR                        HARBOR                        HARBOR
                                                 INTERNATIONAL              INTERNATIONAL GROWTH             GLOBAL EQUITY
                                           --------------------------    --------------------------    --------------------------
                                           NOVEMBER 1,    NOVEMBER 1,    NOVEMBER 1,    NOVEMBER 1,    NOVEMBER 1,    NOVEMBER 1,
                                              2002           2001           2002           2001           2002           2001
                                             THROUGH        THROUGH        THROUGH        THROUGH        THROUGH        THROUGH
                                            APRIL 30,     OCTOBER 31,     APRIL 30,     OCTOBER 31,     APRIL 30,     OCTOBER 31,
                                              2003           2002           2003           2002           2003           2002
---------------------------------------------------------------------------------------------------------------------------------
                                            (Unaudited                    (Unaudited                    (Unaudited
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)...........  $   33,373     $   53,172      $  1,234       $   2,168       $    7         $    12
  Net realized gain/(loss) on
     investments, foreign currency
     transactions and swap agreements....      (7,096)        80,911       (28,918)       (166,444)        (469)         (1,429)
  Net unrealized
     appreciation/(depreciation) of
     investments.........................     112,878       (250,285)       15,125          92,730          576             353
---------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE/(DECREASE) IN NET
       ASSETS RESULTING FROM
       OPERATIONS........................     139,155       (116,202)      (12,559)        (71,546)         114          (1,064)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income
       Institutional Class...............     (45,360)       (32,072)       (1,114)            (68)          (5)             (6)
       Retirement Class(1)...............          (1)            --            --              --           --              --
       Investor Class(1).................         (15)            --            --              --           --              --
     Net realized gain on investments
       Institutional Class...............     (72,756)      (105,975)           --              --           --              --
       Retirement Class(1)...............          (1)            --            --              --           --              --
       Investor Class(1).................         (24)            --            --              --           --              --
---------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS TO
       SHAREHOLDERS......................    (118,157)      (138,047)       (1,114)            (68)          (5)             (6)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ACQUIRED FROM FUND
  MERGERS(2).............................      45,449             --            --              --           --              --
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 5)............     420,649        202,902       (17,155)       (109,479)         397          (1,982)
---------------------------------------------------------------------------------------------------------------------------------
     Net increase/(decrease) in net
       assets............................     487,096        (51,347)      (30,828)       (181,093)         506          (3,052)
NET ASSETS:
  Beginning of period....................   3,446,010      3,497,357       256,108         437,201        3,713           6,765
---------------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD*.........................  $3,933,106     $3,446,010      $225,280       $ 256,108       $4,219         $ 3,713
=================================================================================================================================
* Includes
  undistributed/(over-distributed) net
  investment income of: .................  $   33,392     $   45,395      $  1,234       $   1,114       $    6         $     4

------------

1  Commenced operations November 1, 2002.

2 After the close of business on October 31, 2002, Harbor International Fund II was merged with and into Harbor International Fund.

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL EQUITY FUNDS FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                                        INCOME FROM INVESTMENT OPERATIONS
                                                                   -------------------------------------------
                                                      NET ASSET                          NET REALIZED AND
                                                        VALUE           NET         UNREALIZED GAINS/(LOSSES)     TOTAL FROM
                                                      BEGINNING     INVESTMENT          ON INVESTMENTS AND        INVESTMENT
YEAR/PERIOD ENDED                                     OF PERIOD    INCOME/(LOSS)    FOREIGN CURRENCY CONTRACTS    OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)......................     $26.69          $.22                   $  .96                $ 1.18
  October 31, 2002(1).............................      28.65           .42(c)                 (1.23)                 (.81)
  October 31, 2001................................      38.85           .57(c)                 (6.27)                (5.70)
  October 31, 2000................................      40.66           .48(c)                  1.22                  1.70
  October 31, 1999................................      36.97           .67(c)                  5.90                  6.57
  October 31, 1998................................      35.84           .51(c)                  1.92                  2.43
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(2)...................     $26.69          $.49                   $  .66                $ 1.15
INVESTOR CLASS
  April 30, 2003 (Unaudited)(2)...................     $26.69          $.40                   $  .73                $ 1.13
-----------------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)......................     $ 6.74          $.04                   $ (.43)               $ (.39)
  October 31, 2002(3).............................       8.44           .06                    (1.76)                (1.70)
  October 31, 2001................................      17.56            --                    (7.30)                (7.30)
  October 31, 2000................................      19.13           .01                     (.06)                 (.05)
  October 31, 1999................................      18.07           .14                     1.30                  1.44
  October 31, 1998................................      16.15           .11                     2.52                  2.63
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(2)...................     $ 6.74          $.03                   $ (.42)               $ (.39)
INVESTOR CLASS
  April 30, 2003 (Unaudited)(2)...................     $ 6.74          $.05(c)                $ (.44)               $ (.39)
-----------------------------------------------------------------------------------------------------------------------------
HARBOR GLOBAL EQUITY FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)......................     $ 6.06          $.01(c)                $  .18                $  .19
  October 31, 2002................................       7.39           .02(c)                 (1.34)                (1.32)
  October 31, 2001(4).............................      10.00            --                    (2.61)                (2.61)
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(2)...................     $ 6.06          $.01(c)                $  .18                $  .19
INVESTOR CLASS
  April 30, 2003 (Unaudited)(2)...................     $ 6.06          $.01(c)                $  .18                $  .19
-----------------------------------------------------------------------------------------------------------------------------


                                                          LESS DISTRIBUTIONS
                                                    ------------------------------
                                                    DIVIDENDS      DISTRIBUTIONS
                                                     FROM NET         FROM NET
                                                    INVESTMENT        REALIZED
YEAR/PERIOD ENDED                                     INCOME      CAPITAL GAINS(5)
HARBOR INTERNATIONAL FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)......................    $(.34)           $ (.54)
  October 31, 2002(1).............................     (.27)             (.88)
  October 31, 2001................................     (.71)            (3.79)
  October 31, 2000................................     (.65)            (2.86)
  October 31, 1999................................     (.58)            (2.30)
  October 31, 1998................................     (.40)             (.90)
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(2)...................    $(.33)           $ (.54)
INVESTOR CLASS
  April 30, 2003 (Unaudited)(2)...................    $(.33)           $ (.54)
---------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)......................    $(.03)           $   --
  October 31, 2002(3).............................       --                --
  October 31, 2001................................       --             (1.82)
  October 31, 2000................................     (.14)            (1.38)
  October 31, 1999................................     (.11)             (.27)
  October 31, 1998................................     (.12)             (.59)
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(2)...................    $(.03)           $   --
INVESTOR CLASS
  April 30, 2003 (Unaudited)(2)...................    $(.03)           $   --
---------------------------------------------------------------------------------------------------------------------
HARBOR GLOBAL EQUITY FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)......................    $(.01)           $   --
  October 31, 2002................................     (.01)               --
  October 31, 2001(4).............................       --                --
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(2)...................    $(.01)           $   --
INVESTOR CLASS
  April 30, 2003 (Unaudited)(2)...................    $(.01)           $   --
-----------------------------------------------------------------------------------------------------------------------------

1 After the close of business on October 31, 2002, Harbor International Fund II was merged with and into Harbor International Fund.

2  Commenced operations November 1, 2002.

3 Effective December 1, 2001, Harbor International Growth Fund appointed Mastholm Asset Management, LLC as its Subadviser.

4  Commenced operations February 1, 2001.

5  Includes both short-term and long-term capital gains.

6  Percentage does not reflect reduction for credit balance arrangements (see
   Note 4 to financial statements).

a  Annualized.

b  Unannualized.

c Reflects the Adviser's waiver of a portion of its management fees and other operating expenses.

d The total returns would have been lower had certain expenses not been waived during the periods shown.

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY


                                                                                                   RATIO OF         RATIO OF
                                                                         RATIO OF                 OPERATING        OPERATING
                                                                         OPERATING               EXPENSES NOT     EXPENSES NET
                      NET ASSET                       NET ASSETS        EXPENSES TO               IMPOSED TO     OF ALL OFFSETS
        TOTAL           VALUE        TOTAL           END OF PERIOD        AVERAGE                  AVERAGE         TO AVERAGE
    DISTRIBUTIONS   END OF PERIOD   RETURN              (000S)       NET ASSETS (%)(6)          NET ASSETS (%)   NET ASSETS (%)
-------------------------------------------------------------------------------------------------------------------------------

       $ (.88)         $26.99         4.44%(b)        $3,910,811              .90%(a)                  --%             .90%(a)
        (1.15)          26.69        (3.19)(d)         3,446,010              .87(c)                  .02              .87(c)
        (4.50)          28.65       (16.40)(d)         3,497,357              .91(c)                  .06              .91(c)
        (3.51)          38.85         3.74(d)          4,830,275              .92(c)                  .06              .92(c)
        (2.88)          40.66        18.54(d)          5,361,024              .92(c)                  .06              .92(c)
        (1.30)          36.97         6.97(d)          5,088,401              .94(c)                  .06              .94(c)
       $ (.87)         $26.97         4.33%(b)        $    3,216             1.15%(a)                  --%            1.15%(a)
       $ (.87)         $26.95         4.26%(b)        $   19,079             1.33%(a)                  --%            1.33%(a)
-------------------------------------------------------------------------------------------------------------------------------
       $ (.03)         $ 6.32        (5.78)%(b)       $  225,163              .99%(a)                  --%             .99%(a)
           --            6.74       (20.13)              256,108              .95                      --              .95
        (1.82)           8.44       (45.53)              437,201              .89                      --              .89
        (1.52)          17.56        (1.58)            1,247,082              .89                      --              .89
         (.38)          19.13         7.87             1,382,513              .91                      --              .91
         (.71)          18.07        16.96             1,178,252              .96                      --              .96
       $ (.03)         $ 6.32        (5.78)%(b)       $       --             1.24%(a)                  --%            1.24%(a)
       $ (.03)         $ 6.32        (5.82)%(b,d)     $      117             1.40%(a,c)               .02%(a)         1.40%(a,c)
-------------------------------------------------------------------------------------------------------------------------------
       $ (.01)         $ 6.24         3.11%(b,d)      $    4,219             1.20%(a,c)              3.40%(a)         1.20%(a,c)
         (.01)           6.06       (17.94)(d)             3,713             1.20(c)                 1.27             1.20(c)
           --            7.39       (26.10)(b,d)           6,765             1.20(a,c)               1.06(a)          1.20(a,c)
       $ (.01)         $ 6.24         3.11%(b,d)      $       --             1.40%(a,c)              3.45%(a)         1.40%(a,c)
       $ (.01)         $ 6.24         3.11%(b,d)      $       --             1.40%(a,c)              3.63%(a)         1.40%(a,c)
-------------------------------------------------------------------------------------------------------------------------------


      RATIO OF NET
       INVESTMENT
       INCOME TO
        AVERAGE               PORTFOLIO
     NET ASSETS (%)          TURNOVER (%)
          1.85%(a)                 4%(b)
          1.45(c)                 16
          1.36(c)                  7
          1.40(c)                 10
          1.65(c)                  4
          1.27(c)                 14
          3.88%(a)                 4%(b)
          3.10%(a)                 4%(b)
------------------------------------------------------
          1.09%(a)               116%(b)
           .60                   317
           .18                    63
           .10                   103
           .78                    48
           .62                    85
            --%                  116%(b)
          2.17%(a,c)             116%(b)
--------------------------------------------------------------------
           .37%(a,c)              57%(b)
           .18(c)                 87
           .45(a,c)              143(b)
            --%                   57%(b)
            --%                   57%(b)
----------------------------------------------------------------------------------

                              INTERNATIONAL EQUITY

HARBOR HIGH-YIELD BOND FUND
MANAGERS' COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
Shenkman Capital
  Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
                                    (PHOTO)
                                 MARK SHENKMAN
                               Portfolio Manager
                                    (PHOTO)
                                 FRANK WHITLEY
                               Portfolio Manager
                                    (PHOTO)
                                 MARK FLANAGAN
                               Portfolio Manager
INVESTMENT GOAL
Total return.

INSTITUTIONAL CLASS
Fund #: 024
Cusip: 411511553
Ticker: HYFAX
Inception Date: 12-01-2002

RETIREMENT CLASS
Fund #: 224
Cusip: 411511546
Ticker: HYFRX
Inception Date: 12-01-2002

INVESTOR CLASS
Fund #: 424
Cusip: 411511538
Ticker: HYFIX
Inception Date: 12-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The high-yield market continued its inexorable charge forward in April. Calendar year-to-date, the high-yield market has shrugged off weak corporate earnings, a tepid U.S. economy, and significant geopolitical risks to stage one of the sharpest rallies in recent memory. The Harbor High-Yield Bond Fund posted solid gains from its inception on December 1, 2002, through April 30, 2003. However, the Fund lagged the overall high-yield market as the torrent of cash inflows was directed primarily at the more marginal and deeply discounted securities.

The technicals for the high-yield market remained extremely positive, as demand for the sector continued to grow at a record pace. In the first quarter, cash flooded into high-yield bond mutual funds at an annualized pace well above the historical average. March, in particular, showed feverish demand for non-investment grade bonds. The month's annualized rate of inflows matched the largest full-year inflow ever, which occurred in 1997. On the supply side, the story was exactly the opposite as new issuance in the first quarter ran substantially below its historical average rate. At the end of the period, the technicals continued to bode well as a combination of low money-market yields, sluggish economic growth, and concerns about U.S. equity market valuations provided a favorable environment to bolster near term demand for U.S. high-yield securities.

High-yield bonds are in the upswing of the current credit cycle, as evidenced by the continuing decline in the default rate. Standard & Poor's trailing 12-months issuer-based default rate stood at 6.76% in April, down from a peak of 10.19% in April 2002. In the short run, however, prices have risen more swiftly than the outlook for corporate earnings has improved. Technicals, in the form of a massive influx of funds into the non-investment grade sector, have accounted for most of the year-to-date price advance.

During the first quarter, the fund's holdings were focused in the better quality issuers within the high-yield market. However, thoughtful bond selection lost out in the short run, as the market focused on arbitrary buying of the lowest-priced bonds in hopes of achieving the greatest appreciation. For example, triple-C rated bonds within the Merrill Lynch High Yield Index returned approximately 15.08% in the first calendar quarter of 2003, versus a 7.14% return for the overall index. Moreover, for the first quarter, bonds priced below 70 outperformed the non-deeply-discounted issues by a margin of 19.66% to 5.35%.

We have been unwilling, however, to elevate transient supply-and-demand factors above rigorous credit selection. For the moment, investors appear to be on a bullet train powered by massive infusions of cash. At some point that engine may stall, sending the previously carefree passengers sprawling. Over the full market cycle, investors who stay on track with solidly financed issuers should have a smoother ride.

At period end the portfolio was well diversified among 103 issuers and 32 industries. The portfolio's average price was $105.430 with a gross yield to maturity of 8.11%. The Fund's top five industries were gaming, oil and gas, publishing/printing, broadcasting, and service, which accounted for 33.6% of the total portfolio's holdings.

GROWTH OF A $10,000 INVESTMENT
For the period 12-01-2002 through 04-30-2003
(HARBOR HIGH-YIELD BOND FUND GRAPH)

                                        HIGH-YIELD BOND -      HIGH-YIELD BOND -
                                               INST                   RET            HIGH-YIELD BOND - INV   CSFG HIGH-YIELD BOND
                                        -----------------      -----------------     ---------------------   --------------------
Dec-02                                       10018.50               10018.50               10018.30                10122.00
Jan-03                                       10088.60               10088.60               10088.40                10397.50
Feb-03                                       10218.70               10218.70               10218.50                10551.20
Mar-03                                       10438.40               10438.40               10434.00                10820.90
Apr-03                                       10793.40               10793.40               10789.00                11373.30

TOTAL RETURNS
For the periods ended 04-30-2003

                                                 Annualized
                                                             Life     Final Value
                                  6        1          5       of      of a $10,000
                                Months    Year      Years    Fund      Investment
     -----------------------------------------------------------------------------
     HIGH-YIELD BOND
            Institutional
             Class               N/A      N/A        N/A      7.93%     $10,793
            Retirement Class     N/A      N/A        N/A      7.93       10,793
            Investor Class       N/A      N/A        N/A      7.89       10,789
     -----------------------------------------------------------------------------
     COMPARATIVE INDEX
            CSFB High-Yield      N/A      N/A        N/A     13.73%     $11,373
     -----------------------------------------------------------------------------

The graph compares a $10,000 investment in the Fund with the performance of the CSFB High-Yield Index. The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund's adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns, and without these waivers, the returns may have been lower. The waivers may be discontinued at any time without notice. The Fund has a redemption fee of 1.00% against shares that are held for less than 9 months. Bond investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

                                  FIXED INCOME

HARBOR HIGH-YIELD BOND FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2003 (UNAUDITED)

TOTAL INVESTMENTS (% OF NET ASSETS)
(Excludes net cash and short-term investment of 2.3%)

    Corporate Bonds & Notes
                                             97.7

CORPORATE BONDS & NOTES--97.7%
PRINCIPAL
 AMOUNT                                                         VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             Alaris Medical Systems Inc.
 $  350        9.750%--12/01/2006............................  $   364
             Allbritton Communications Co.
    250        7.750%--12/15/2012............................      261
             Allied Holdings Inc. Series B
    150        8.625%--10/01/2007............................      113
             Allied Waste North America Inc.
    500        10.000%--08/01/2009...........................      537
             American Media Operations Inc.
    250        8.875%--01/15/2011(1).........................      272
             American Media Operations Inc.
               Series B
    150        10.250%--05/01/2009...........................      163
             American Tower Corp.
    550        9.375%--02/01/2009............................      547
             AmeriPath Inc.
    250        10.500%--04/01/2013(1)........................      266
             Argosy Gaming Co.
    250        9.000%--09/01/2011............................      270
             Associated Materials Inc.
    150        9.750%--04/15/2012............................      164
             Atrium Cos. Inc. Series B
    250        10.500%--05/01/2009...........................      264
             Block Communications Inc.
    200        9.250%--04/15/2009............................      218
             Boyd Gaming
    350        7.750%--12/15/2012(1).........................      365
             Brickman Group Ltd.
    500        11.750%--12/15/2009(1)........................      562
             BWAY Finance
    350        10.000%--10/15/2010(1)........................      366
             CanWest Media Inc.
    100        7.625%--04/15/2013(1).........................      105
             Casella Waste Systems Inc.
    250        9.750%--02/01/2013(1).........................      271
             Central Garden & Pet Co.
    500        9.125%--02/01/2013(1).........................      537
             Charter Communications Holdings LLC
    250        10.000%--04/01/2009...........................      166
             Chattem Inc.
    150        8.875%--04/01/2008............................      156
             Chesapeake Energy
    350        7.750%--01/15/2015............................      376
             CITGO Petroleum
    250        11.375%--02/01/2011(1)........................      280
             Coinmach
    300        9.000%--02/01/2010............................      321
             Corus Entertainment Inc.
    150        8.750%--03/01/2012............................      162

CORPORATE BONDS & NOTES--CONTINUED
PRINCIPAL
 AMOUNT                                                         VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             Crown Castle International
 $  400        10.750%--08/01/2011...........................  $   414
             CSC Holdings Inc.
    350        7.625%--04/01/2011............................      370
             Dean Foods Co.
    250        6.625%--05/15/2009............................      258
             Del Monte Corp.
    400        8.625%--12/15/2012(1).........................      432
             Delhaize America Inc.
    350        8.125%--04/15/2011............................      373
             DirecTV Holdings LLC
    400        8.375%--03/15/2013(1).........................      450
             Dole Food Co.
    150        8.875%--03/15/2011(1).........................      164
             DR Horton Inc.
    350        8.500%--04/15/2012(1).........................      385
             Dura Operating Series B
    150        8.625%--04/15/2012............................      156
             EchoStar DBS
    250        9.125%--01/15/2009............................      282
    250        9.375%--02/01/2009............................      271
                                                               -------
                                                                   553
                                                               -------
             Elizabeth Arden Inc. Series B
    150        10.375%--05/15/2007...........................      154
             Encore Acquisition Co.
    210        8.375%--06/15/2012............................      225
             Equistar Chemicals LP
    150        10.625%--05/01/2011(1)........................      159
             Extended Stay America Inc.
    200        9.875%--06/15/2011............................      209
             Fisher Scientific International
    250        8.125%--05/01/2012(1).........................      270
             Frontier ESCROW
    250        8.000%--04/15/2013(1).........................      260
             Hanger Orthopedic Group Inc.
    250        11.250%--06/15/2009...........................      270
             Herbalife International Inc. Series B
    250        11.750%--07/15/2010...........................      279
             Hexcel Corp.
    200        9.875%--10/01/2008(1).........................      215
             HMH Properties Inc. Series C
    150        8.450%--12/01/2008............................      155
             Hollywood Entertainment
    150        9.625%--03/15/2011............................      163
             Horseshoe Gaming Holding
    250        8.625%--05/15/2009............................      267
             Houghton Mifflin Co.
    500        9.875%--02/01/2013(1).........................      543
             IESI
    250        10.250%--06/15/2012...........................      260
             Intrawest
    100        9.750%--08/15/2008............................      105
    150        10.500%--02/01/2010...........................      164
                                                               -------
                                                                   269
                                                               -------

                                  FIXED INCOME

HARBOR HIGH-YIELD BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

CORPORATE BONDS & NOTES--CONTINUED
PRINCIPAL
 AMOUNT                                                         VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             Iron Mountain Inc.
 $  100        8.125%--05/15/2008............................  $   105
    350        7.750%--01/15/2015............................      378
                                                               -------
                                                                   483
                                                               -------
             Isle of Capri Casinos Inc.
    250        8.750%--04/15/2009............................      264
             John Q. Hammons Hotels LP Series B
    150        8.875%--05/15/2012............................      156
             K Hovnanian Enterprises Inc.
    150        9.125%--05/01/2009............................      161
             Kinetic Concepts Inc. Series B
    150        9.625%--11/01/2007............................      157
             Lamar Media
    300        7.250%--01/01/2013(1).........................      317
             LBI Media Inc.
    250        10.125%--07/15/2012(1)........................      270
             Mandalay Resort Group
    250        9.250%--12/01/2005............................      263
             MDP Acquisitions plc
    250        9.625%--10/01/2012(1).........................      273
             Mohegan Tribal Gaming Authority
    400        8.000%--04/01/2012............................      424
             Moore North America Finance Inc.
    100        7.875%--01/15/2011(1).........................      107
             National Waterworks Inc.
    250        10.500%--12/01/2012(1)........................      274
             NBTY Inc. Series B
    250        8.625%--09/15/2007............................      261
             Nextel Communications Inc.
    350        9.375%--11/15/2009............................      380
             Nextel Partners Inc.
    250        0.000%--02/01/2009(2,3).......................      255
             Nortek Holdings Inc. Series B
    125        8.875%--08/01/2008............................      130
    125        9.875%--06/15/2011............................      131
                                                               -------
                                                                   261
                                                               -------
             North American Van Lines Inc.
    100        13.375%--12/01/2009...........................      108
             Owens Brockway
    250        7.750%--05/15/2011(1).........................      259
    250        8.750%--11/15/2012............................      268
                                                               -------
                                                                   527
                                                               -------
             PanAmSat
    350        8.500%--02/01/2012............................      381
             Pantry Inc.
    250        10.250%--10/15/2007...........................      250
             Park Place Entertainment
    150        8.125%--05/15/2011............................      159
             Peabody Energy
    250        6.875%--03/15/2013(1).........................      261
             Phillips-Van Heusen Corp.
    250        8.125%--05/01/2013(1).........................      258
             Pinnacle Entertainment Inc. Series B
    250        9.250%--02/15/2007............................      246
             Polyone Corp.
    250        10.625%--05/15/2010(1)........................      250

CORPORATE BONDS & NOTES--CONTINUED
PRINCIPAL
 AMOUNT                                                         VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             Primedia Inc.
 $  250        8.500%--02/01/2006............................  $   252
             Qwest
    250        7.200%--11/01/2004............................      254
             Remington Products Series C
    175        11.000%--05/15/2006...........................      179
             Rite Aid
    500        8.125%--05/01/2010(1).........................      515
             Riverwood International
    300        10.875%--04/01/2008...........................      311
             Salton Inc.
    150        10.750%--12/15/2005...........................      155
    100        12.250%--04/15/2008...........................      104
                                                               -------
                                                                   259
                                                               -------
             Sealy Mattress Co.
    250        9.875%--12/15/2007(1).........................      259
             Sequa Corp.
    550        9.000%--08/01/2009............................      577
             Sinclair Broadcast Group Inc.
    400        8.000%--03/15/2012(1).........................      424
             Speedway Motorsports Inc.
    250        8.500%--08/15/2007............................      261
             Stater Brothers Holdings Inc.
    250        10.750%--08/15/2006...........................      267
             Station Casinos Inc.
    250        8.875%--12/01/2008............................      264
             Sun Media
    400        7.625%--02/15/2013(1).........................      428
             Susquehanna Media Co.
    350        8.500%--05/15/2009............................      372
    250        7.375%--04/15/2013(1).........................      263
                                                               -------
                                                                   635
                                                               -------
             Synagro Technologies Inc.
    150        9.500%--04/01/2009............................      162
             The Scotts Co.
     85        8.625%--01/15/2009............................       91
             Toll Corp.
    250        8.250%--12/01/2011............................      271
             Town Sports International
    250        9.625%--04/15/2011(1).........................      264
             Town Sports International Series B
    150        9.750%--10/15/2004............................      155
             Transdigm Inc.
    250        10.375%--12/01/2008...........................      268
             Trimas Corp.
    150        9.875%--06/15/2012............................      155
             TRW Automotive Inc.
    250        9.375%--02/15/2013(1).........................      274
             United Rentals North America Inc.
    250        10.750%--04/15/2008(1)........................      272
             Universal Compression Inc.
    250        9.875%--02/15/2008(3).........................      264
             Vail Resorts Inc.
    150        8.750%--05/15/2009............................      158
             Venetian Casino Resort LLC
    150        11.000%--06/15/2010...........................      165

                                  FIXED INCOME

HARBOR HIGH-YIELD BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

CORPORATE BONDS & NOTES--CONTINUED
PRINCIPAL
 AMOUNT                                                         VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             Vivendi Universal SA
 $  500        9.250%--04/15/2010(1).........................  $   564
             Westport Resources
    250        8.250%--11/01/2011............................      274
    300        8.250%--11/01/2011(1).........................      329
                                                               -------
                                                                   603
                                                               -------
             Williams Cos. Inc.
    150        9.250%--03/15/2004............................      152
    150        7.750%--06/15/2031............................      136
                                                               -------
                                                                   288
                                                               -------
             Winn-Dixie Stores Inc.
    150        8.875%--04/01/2008............................      162
             Yell Finance BV
    400        0.000%--08/01/2011(2,3).......................      321
                                                               -------
TOTAL CORPORATE BONDS & NOTES
  (Cost $28,885).............................................   30,427
                                                               -------

SHORT-TERM INVESTMENT--5.1%
(Cost $1,593)
PRINCIPAL
AMOUNT                                                         VALUE
(000S)                                                         (000S)
----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated April 30, 2003 due May 1, 2003 at
               0.25% collateralized by a U.S. Treasury Bill
               6.25% August 15, 2023, par value of $1,365
               (repurchase proceeds of $1,593 when closed on
 $1,593        May 1, 2003)..................................  $ 1,593
                                                               -------
TOTAL INVESTMENTS--102.8%
  (Cost $30,478).............................................   32,020
CASH AND OTHER ASSETS, LESS LIABILITIES--(2.8%)..............     (866)
                                                               -------
TOTAL NET ASSETS--100.0%.....................................  $31,154
                                                               =======

------------

1 Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2003, the securities were valued at $11,763 or 37.8% of net assets.

2  Zero coupon bond.

3  Step coupon security.
    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

HARBOR BOND FUND
MANAGER'S COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
Pacific Investment
  Management Company
840 Newport Center Drive
P. O. Box 6430
Newport Beach, CA
  92658-6430
                                    (PHOTO)
                                 WILLIAM GROSS
                               Portfolio Manager
INVESTMENT GOAL
Total return.

INSTITUTIONAL CLASS
Fund #: 014
Cusip: 411511108
Ticker: HABDX
Inception Date: 12-29-1987

RETIREMENT CLASS
Fund #: 214
Cusip: 411511686
Ticker: HRBDX
Inception Date: 11-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

During a period of continued economic uncertainty and stock market volatility, the Harbor Bond Fund posted returns of approximately 6% for the six months ended April 30, 2003. The Fund outperformed its benchmark, the Lehman Brothers Aggregate Index, for the six-month period and continued to outperform the benchmark for the 1-year, 5-year, and 10-year periods ended April 30, 2003.

Markets rallied in April in the aftermath of the war in Iraq, but we believe that hopes for a strong upsurge in economic growth following the war are unrealistic. The post-bubble economy in the United States makes it very difficult to move quickly into an aggressive growth phase. The problems that plague the U.S. economy are more structural. With wide credit spreads, low capacity utilization, and declining corporate profitability, there seems to be little incentive for corporations to extend their capital budgets.

As we look around the world, it has been even bleaker for the economies in Europe and Japan, where deflation and recessionary specters are much more prominent. In this environment, the biggest source of demand will continue to be the U.S.--and only if consumers maintain their current level of spending.

The portfolio was conservatively positioned in expectation of an extended period of economic weakness and a neutral monetary stance by the Federal Reserve. This posture served the Fund well as the Fed remained on sidelines through April 2003, after reducing the Federal Funds rate to 1.25% in November 2002.

We maintained a focus on quality, as the average credit rating of securities in the Fund's portfolio was held at AAA/AA+ during the six-month period. We continued to look for opportunities to find extra yield, but did so in ways that preserved security and principal. We believed that the best way to do that was to be in the higher rated credits. A significant strengthening in the economy would allow us more comfort in moving down in credit quality, although we don't think we are there yet. Additionally, we remained cautious in the continuing low-interest-rate environment, maintaining the portfolio's average duration at a level near that of the benchmark.

The Fund continued to overweight its allocation to mortgage-backed securities, a strategy that was positive for the portfolio; despite volatile markets, yield premiums tightened due to strong bank demand. The Fund's corporate sector exposure remained underweighted relative to the index. Corporate holdings focused on telecom and energy pipeline bonds, which helped returns. These issues benefited from rising confidence in their improved credit fundamentals, as companies continued to pursue strategies favorable to bondholders, i.e., restraint in capital budgets and balance sheet repair.

Among international debt securities, the Fund focused on intermediate Eurozone holdings. This emphasis added to returns, outpacing comparable Treasury securities as European growth lagged that in the U.S. With weak economic conditions continuing in Europe, the European Central Bank should continue to lower interest rates, which should enable us to continue to capture incremental return from those holdings. Emerging market bonds, especially Brazil, contributed to performance, as economic fundamentals continued to improve.

GROWTH OF A $10,000 INVESTMENT
For the period 04-30-1993 through 04-30-2003
(HARBOR BOND FUND GRAPH)

                                                       BOND - INST                 BOND - RET               LEHMAN AGGREGATE
                                                       -----------                 ----------               ----------------
Oct-93                                                   10564.7                     10551.5                     10499.3
Oct-94                                                   10232.4                     10194.1                     10113.9
Oct-95                                                   11722.6                     11649.5                     11696.5
Oct-96                                                   12608.9                       12499                     12380.4
Oct-97                                                   13738.9                     13585.1                     13481.4
Oct-98                                                   15158.7                     14951.5                     14739.9
Oct-99                                                   15288.2                     15041.6                     14818.5
Oct-00                                                     16351                     16047.1                     15900.5
Oct-01                                                   18860.5                     18463.6                     18215.5
Oct-02                                                   19966.7                     19497.8                     19287.6

TOTAL RETURNS
For the periods ended 04-30-2003

                                               Annualized            Final Value
                               6         1          5        10      of a $10,000
                             Months    Year       Years    Years      Investment
     ----------------------------------------------------------------------------
     BOND
            Institutional
             Class            6.02%    10.92%     8.29%     7.79%      $21,169
            Retirement
             Class            5.95     10.70      8.03      7.52        20,658
     ----------------------------------------------------------------------------
     COMPARATIVE INDEX
            LB AGG            4.31%    10.47%     7.58%     7.24%      $20,119
     ----------------------------------------------------------------------------

The graph compares a $10,000 investment in the Fund with the performance of the Lehman Brothers Aggregate Index. The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund's adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns, and without these waivers, the returns may have been lower. The waivers may be discontinued at any time without notice. Bond investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the Retirement Class. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2003 (UNAUDITED)

TOTAL INVESTMENTS (% OF NET ASSETS)
(Excludes net cash and short-term investments of 23.7%)

    Asset-Backed Securities
                                             1.0
    Municipal Bonds
                                             3.1
    Foreign Government Obligations
                                             4.0
    Collateralized Mortgage Obligations
                                             11.3
    U.S. Government Obligations
                                             11.3
    Corporate Bonds & Notes
                                             21.7
    Mortgage Pass-Through
                                             23.9

ASSET-BACKED SECURITIES--1.0%
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
             Asset Backed Securities Corp Home Equity Loan
               Trust
               Series 1999-LB1 Cl. A4A
 $   660       1.670%--06/21/2029(1,2).....................  $      661
             Bayview Financial Acquisition Trust
               Series 2001-BA Cl. A
   6,918       1.600%--07/25/2031(1,2,3)...................       6,905
             Conseco Private Label Credit Card Master Note
               Trust
               Series 2001-A Cl. A
     190       1.590%--12/15/2008(2).......................         183
             CS First Boston Mortgage Securities Corp.
               Series 2000-HE1 Cl. A2
   3,182       1.570%--12/15/2030(1,2).....................       3,186
             Merrill Lynch Mortgage Investors Inc.
               Series 2000-FF Cl. A
   1,249       1.629%--01/20/2030(1,2).....................       1,249
             Salomon Brothers Mortgage Securities VII Inc.
               Series 1999-NC4 Cl. A
     733       1.720%--09/25/2029(1,2).....................         735
               Series 1999-AQ2 Cl. A1
     574       1.730%--11/15/2029(1,2).....................         574
                                                             ----------
                                                                  1,309
                                                             ----------
             SLM Student Loan Trust
               Series 1995-1 Cl. A2
   2,090       1.891%--10/25/2007(1,2).....................       2,096
                                                             ----------
TOTAL ASSET-BACKED SECURITIES
  (Cost $15,598)...........................................      15,589
                                                             ----------
CORPORATE BONDS & NOTES--21.7%
             Albertson's Inc.
   1,100       8.000%--05/01/2031..........................       1,327
             Allete Inc.
   1,500       2.179%--10/20/2003(2).......................       1,499
             Amerada Hess Corp.
   1,400       7.875%--10/01/2029..........................       1,671

CORPORATE BONDS & NOTES--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
             American Airlines Inc.
               Pass Thru Certificate
               Series 2001-2 Cl. A1
 $   514       6.978%--04/01/2011..........................  $      466
             AOL Time Warner Inc.
     450       7.975%--08/15/2004(1).......................         479
   7,500       7.625%--04/15/2031(1).......................       8,301
                                                             ----------
                                                                  8,780
                                                             ----------
             AT&T Corp.
  17,500       4.687%--11/21/2003..........................      19,645
             Banponce Corp.
   2,000       6.750%--12/15/2005(1).......................       2,189
             Bear Stearns Cos. Inc. MTN(4)
   9,800       1.630%--12/01/2003(1,2).....................       9,819
             British Telecommunications plc
   1,400       8.375%--12/15/2010..........................       1,726
             Cincinnati Financial Corp.
   3,200       6.900%--05/15/2028(1).......................       3,502
             CIT Group Inc.
   3,700       7.500%--11/14/2003(1).......................       3,806
   4,000       7.125%--10/15/2004(1).......................       4,237
                                                             ----------
                                                                  8,043
                                                             ----------
             Citicorp
  10,625       7.125%--03/15/2004(1).......................      11,160
             Cleveland Electric Illuminating Co.
               Series B
   2,000       9.500%--05/15/2005(1).......................       2,004
             Comcast Cable Communications
     600       6.750%--01/30/2011..........................         663
             ConAgra Foods Inc.
  10,000       2.018%--09/10/2003(1,2).....................      10,010
             Credit Suisse First Boston
  10,000       6.500%--05/01/2008(1,3).....................      11,299
             DaimlerChrysler North America Holding MTN(4)
   5,000       7.750%--05/27/2003(1).......................       5,020
   8,700       1.850%--08/01/2003(1,2).....................       8,703
                                                             ----------
                                                                 13,723
                                                             ----------
             Deutche Telekom International Finance BV
   9,700       8.250%--06/15/2005(1).......................      10,782
             DTE Energy Co.
               Series B
  10,000       7.110%--11/15/2003(1,3,5)...................      10,150
             El Paso CGP Co.
   8,000       7.500%--08/15/2006(1).......................       7,480
   7,036       7.420%--02/15/2037(1).......................       5,488
                                                             ----------
                                                                 12,968
                                                             ----------
             El Paso Corp. MTN(4)
   1,300       8.050%--10/15/2030..........................       1,060
     100       7.750%--01/15/2032..........................          80
                                                             ----------
                                                                  1,140
                                                             ----------
             Fifth Third Bank
  10,000       7.750%--08/15/2010(1,5).....................      11,124

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

CORPORATE BONDS & NOTES--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
             Ford Motor Credit Co. MTN(4)
 $ 4,100       1.609%--06/02/2003(1,2).....................  $    4,098
  20,000       1.560%--06/20/2003(1,2).....................      19,985
                                                             ----------
                                                                 24,083
                                                             ----------
             France Telecom SA
   7,100       8.700%--03/01/2006(1).......................       8,069
   6,900       10.000%--03/01/2031(1,6)....................       9,209
                                                             ----------
                                                                 17,278
                                                             ----------
             Gemstone Investors Ltd.
   2,100       7.710%--10/31/2004(3).......................       2,032
             General Electric Capital Corp. MTN(4)
   1,700       6.125%--02/22/2011..........................       1,896
             General Electric Co.
   1,900       5.000%--02/01/2013..........................       1,968
             General Motors Acceptance Corp.
   2,500       8.000%--11/01/2031(1).......................       2,611
   5,000       5.750%--11/10/2003(1).......................       5,090
                                                             ----------
                                                                  7,701
                                                             ----------
             General Motors Acceptance Corp. MTN(4)
   6,400       1.630%--08/04/2003(1,2).....................       6,396
   3,000       5.550%--09/15/2003(1).......................       3,038
  10,000       2.049%--01/20/2004(1,2).....................       9,979
   2,100       2.140%--03/22/2004(2).......................       2,096
   3,100       2.050%--05/10/2004(1,2).....................       3,083
   1,400       1.679%--07/21/2004(2).......................       1,383
                                                             ----------
                                                                 25,975
                                                             ----------
             Goldman Sachs Group Inc.
   1,600       4.125%--01/15/2008..........................       1,653
             International Paper Co.
   1,300       5.850%--10/30/2012..........................       1,392
             J.P. Morgan Chase & Co.
     500       5.750%--01/02/2013..........................         532
             Kinder Morgan Management LLC
     600       7.125%--03/15/2012..........................         700
             Kroger Co.
     700       7.500%--04/01/2031..........................         802
             National Rural Utilities MTN(4)
  15,000       8.000%--03/01/2032(1).......................      19,208
             PEMEX Project Funding Master Trust
   1,000       8.625%--02/01/2022..........................       1,113
             Qwest Capital Funding Inc.
      43       7.250%--02/15/2011..........................          36
             Qwest Corp.
   3,200       7.500%--06/15/2023(1).......................       2,896
             Sprint Capital Corp.
   5,300       6.000%--01/15/2007(1).......................       5,433
   3,300       6.125%--11/15/2008(1).......................       3,383
   1,900       7.625%--01/30/2011..........................       2,052
  16,900       8.750%--03/15/2032(1).......................      18,590
                                                             ----------
                                                                 29,458
                                                             ----------
             TEPPCO Partners LP
   3,000       7.625%--02/15/2012(1).......................       3,442
             Tyco International Group SA
   5,900       4.950%--08/01/2003(1).......................       5,944

CORPORATE BONDS & NOTES--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
             United Airlines Inc.
               Pass Thru Certificate
               Series 1993 Cl. C2
 $ 3,000       9.060%--06/17/2015(1)*......................  $      751
             Verizon
  10,500       5.650%--11/15/2011(1).......................      11,326
             Wachovia Corp.
   2,600       4.950%--11/01/2006..........................       2,799
             Walt Disney Co.
  16,200       4.500%--09/15/2004(1).......................      16,751
             Weyerhaeuser Co.
   1,000       6.750%--03/15/2012..........................       1,122
             Williams Cos. Inc.
  11,057       7.875%--09/01/2021(1).......................      10,172
                                                             ----------
TOTAL CORPORATE BONDS & NOTES
  (Cost $326,036)..........................................     344,720
                                                             ----------

COLLATERALIZED MORTGAGE OBLIGATIONS--11.3%
             Bank of America Mortgage Securities
               Series 2002-3 Cl. 1A6
   2,544       6.250%--03/25/2032(1).......................       2,600
             Bear Stearns Adjustable Rate Mortgage Trust
               Series 2000-2 Cl. A1
   1,072       4.406%--11/25/2030(2).......................       1,119
               Series 2001-8 Cl. VIA
   1,484       6.593%--11/25/2031(1,5).....................       1,503
                                                             ----------
                                                                  2,622
                                                             ----------
             Bear Stearns Adjustable Rate Mortgage Trust
               Pass Thru Certificates
               Series 2002-8 Cl. 3A
     497       6.615%--08/25/2032(5).......................         509
               Series 2002-9 Cl. 2A
   1,295       5.392%--10/25/2032(5).......................       1,324
               Series 2003-1 Cl. 6A1
  10,287       5.235%--04/25/2033(1,5).....................      10,473
                                                             ----------
                                                                 12,306
                                                             ----------
             Chase Mortgage Finance Corp.
               Series 1993-N Cl. A9
   3,000       6.750%--11/25/2024(1).......................       3,065
             Collateralized Mortgage Securities Corp.
               REMIC(8)
               Series 1988-4 Cl. B
      51       8.750%--04/20/2019(1).......................          52
             E*Trade Bank Mortgage Backed Securities
               Series 2001-1 Cl. A1
   2,014       7.053%--09/25/2031(1,5).....................       2,022
             Federal Home Loan Mortgage Corp.
   3,058       8.000%--08/15/2022..........................       3,249
   2,092       6.500%--02/15/2023(1,7).....................          82
   5,000       6.000%--08/15/2026(1).......................       5,088
  23,813       7.000%--10/15/2030(1).......................      25,816
   3,476       1.760%--11/15/2030(1,2).....................       3,502
                                                             ----------
                                                                 37,737
                                                             ----------
             Federal Home Loan Mortgage Corp. REMIC(8)
     360       9.000%--12/15/2020(1).......................         364

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
             Federal National Mortgage Association
 $ 1,155       5.500%--03/15/2015..........................  $    1,204
   3,084       6.500%--12/25/2042(1).......................       3,287
  23,417       5.000%--04/25/2033(1).......................      24,116
                                                             ----------
                                                                 28,607
                                                             ----------
             Federal National Mortgage Association REMIC(8)
               Series 1997-55 Cl. ZA
   4,171       7.000%--04/18/2027(1).......................       4,207
             First Horizon Asset Securities Inc.
               Pass Thru Certificates
               Series 2001-7 Cl. A1
     634       6.750%--02/25/2031(1).......................         649
               Series 2002-6 Cl. 1A6
   3,877       6.500%--11/25/2032(1).......................       3,994
                                                             ----------
                                                                  4,643
                                                             ----------
             First Nationwide Trust
               Series 2001-3 Cl. 1A1
     749       6.750%--08/25/2031..........................         771
             GE Capital Mortgage Services Inc.
               Series 1994-6 Cl. A3
   3,620       6.500%--12/25/2022(1).......................       3,662
             GE Capital Mortgage Services Inc. REMIC(8)
               Series 1998-17 Cl. A3
   9,445       6.750%--10/25/2028(1).......................       9,632
             GMACCM Mortgage Trust I
               Series 1999-D Cl. A
   4,108       2.036%--09/20/2004(1,2,3)...................       4,103
             IndyMac ARM Trust
               Series 2001-H2 Cl. A2
     812       6.507%--01/25/2032(2).......................         823
             PNC Mortgage Securities Corp.
               Series 1998-14 Cl. 3A3
  15,493       6.500%--02/25/2029(1).......................      15,785
             PNC Mortgage Securities Corp.
               Pass Thru Certificate
               Series 1999-4 Cl. 1A8
   5,602       6.200%--06/25/2029(1).......................       5,738
             Prudential Home Mortgage Securities Co.
               Series 1993-29 Cl. A8
     566       6.750%--08/25/2008(1).......................         565
             Residential Asset Securitization Trust
               Pass Thru Certificate
               Series 1998-A13 Cl. 1A3
   5,539       6.500%--12/25/2028(1).......................       5,599
             Residential Funding Mortgage Securities I Inc.
               Series 2002-S15 Cl. A1
   1,195       6.250%--09/25/2032..........................       1,225
             Small Business Administration
               Series 2000-P10 Cl. 1
   1,592       7.450%--08/01/2010..........................       1,817
               Series 2001-20A Cl. 1
   3,920       6.290%--01/01/2021(1).......................       4,321
                                                             ----------
                                                                  6,138
                                                             ----------
             Structured Asset Mortgage Investments Inc.
               Pass Thru Certificate
               Series 1998-9 Cl. 1A3
   5,000       6.250%--11/25/2028(1).......................       5,196

COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
             Structured Asset Securities Corp.
               Pass Thru Certificates
               Series 2001-15A Cl. 2A1
 $ 1,254       6.500%--09/25/2031(1,2).....................  $    1,307
               Series 2001-21A Cl. 1A1
   2,592       6.250%--01/25/2032(1,2).....................       2,688
               Series 2002-1A Cl. 4A
   1,191       6.170%--02/25/2032(1,2).....................       1,199
               Series 2002-26 Cl. 1A12
     800       5.600%--01/25/2033..........................         803
                                                             ----------
                                                                  5,997
                                                             ----------
             Washington Mutual
               Pass Thru Certificate
               Series 2002-AR11 Cl. A1
   7,932       5.211%--10/25/2032(1,2,5)...................       8,187
             Wells Fargo Mortgage Backed Securities Trust
               Series 2001-25 Cl. IIA
   2,140       6.481%--10/25/2031(1,2).....................       2,147
               Series 2002-E Cl. 2A1
   1,327       5.157%--09/25/2032(2).......................       1,356
               Series 2002-22 Cl. 2A1
   3,996       5.000%--01/25/2033..........................       4,058
                                                             ----------
                                                                  7,561
                                                             ----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $174,786)..........................................     179,207
                                                             ----------

FOREIGN GOVERNMENT OBLIGATIONS--4.0%
             Federative Republic of Brazil
   3,840       2.563%--04/15/2006(2).......................       3,594
   5,300       11.500%--03/12/2008(1)......................       5,433
     141       2.625%--04/15/2009(2).......................         117
   4,679       8.000%--04/15/2014..........................       4,094
                                                             ----------
                                                                 13,238
                                                             ----------
             Republic of Panama
   5,000       9.625%--02/08/2011..........................       5,725
     950       9.375%--07/23/2012..........................       1,072
     344       2.250%--07/17/2016(2).......................         290
   2,530       9.375%--01/16/2023..........................       2,739
     500       8.875%--09/30/2027..........................         521
                                                             ----------
                                                                 10,347
                                                             ----------
             Republic of Peru
   4,000       9.125%--01/15/2008..........................       4,450
   5,700       9.125%--02/21/2012..........................       6,270
   3,000       9.875%--02/06/2015..........................       3,375
                                                             ----------
                                                                 14,095
                                                             ----------
             United Mexican States
     636       2.073%--03/25/2005(2).......................         618
     400       9.875%--02/01/2010..........................         506
   1,300       11.375%--09/15/2016.........................       1,862
                                                             ----------
                                                                  2,986
                                                             ----------
             United Mexican States MTN(4)
  15,000       8.500%--02/01/2006..........................      17,303
   2,460       6.375%--01/16/2013..........................       2,583
   1,800       8.000%--09/24/2022..........................       1,998
     400       8.300%--08/15/2031..........................         454
                                                             ----------
                                                                 22,338
                                                             ----------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
  (Cost $58,209)...........................................      63,004
                                                             ----------

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

FOREIGN GOVERNMENT OBLIGATIONS--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------

MORTGAGE PASS-THROUGH--23.9%
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                       (000S)
-----------------------------------------------------------------------
             Federal Home Loan Mortgage Corp.
 $ 4,255       6.000%--07/01/2016(1).......................  $    4,448
   2,398       6.000%--09/01/2016(1).......................       2,507
      12       8.500%--02/01/2017(1).......................          13
     266       4.355%--06/01/2024(1,2).....................         278
   1,400       6.250%--07/15/2032..........................       1,621
   7,124       6.500%--08/01/2032..........................       7,440
                                                             ----------
                                                                 16,307
                                                             ----------
             Federal Home Loan Mortgage Corp. TBA(9)
               July Delivery
   7,000       5.000%--07/17/2018..........................       7,168
             Federal Housing Authority Project
               221 Grey 98-4
   4,591       7.430%--10/01/2020(1).......................       4,757
               221D4 Banco-5
     457       7.400%--02/01/2021..........................         472
               221D4 Banco-15
      48       7.450%--05/01/2021..........................          49
                                                             ----------
                                                                  5,278
                                                             ----------
             Federal National Mortgage Association
      13       9.000%--03/01/2005(1).......................          13
     396       9.000%--11/01/2009(1).......................         434
     463       6.000%--03/01/2016..........................         485
   2,754       6.000%--04/01/2016..........................       2,888
   7,278       6.000%--05/01/2016(1).......................       7,632
   3,040       6.000%--06/01/2016..........................       3,187
  10,359       6.000%--07/01/2016(1).......................      10,863
   3,229       6.000%--08/01/2016..........................       3,386
   1,636       6.000%--09/01/2016..........................       1,716
   2,757       6.000%--10/01/2016..........................       2,890
   3,327       6.000%--11/01/2016..........................       3,489
   6,040       5.500%--12/01/2016..........................       6,288
   3,942       6.000%--12/01/2016..........................       4,134
   4,284       5.500%--01/01/2017..........................       4,461
     293       6.000%--01/01/2017..........................         307
   4,275       5.500%--02/01/2017..........................       4,453
   3,359       6.000%--02/01/2017(1).......................       3,522
   2,071       5.500%--03/01/2017..........................       2,157
   2,697       6.000%--03/01/2017..........................       2,828
   4,286       5.500%--04/01/2017..........................       4,463
  14,307       6.000%--04/01/2017(1).......................      15,001
   1,416       5.500%--05/01/2017..........................       1,475
  10,493       6.000%--05/01/2017(1).......................      11,002
     143       5.500%--06/01/2017..........................         149
     288       6.000%--06/01/2017..........................         302
     129       5.500%--07/01/2017..........................         135
     293       6.000%--07/01/2017..........................         307
   8,333       5.500%--08/01/2017(1).......................       8,677
     704       6.000%--08/01/2017..........................         738
     824       5.500%--09/01/2017..........................         858
   2,205       6.000%--09/01/2017..........................       2,312
  11,782       5.500%--10/01/2017(1).......................      12,268
   1,915       6.000%--02/25/2029..........................       1,951
  10,803       3.335%--10/01/2040(1,2).....................      11,023
                                                             ----------
                                                                135,794
                                                             ----------

MORTGAGE PASS-THROUGH--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
             Federal National Mortgage Association TBA(9)
               May Delivery
 $28,000       5.000%--05/19/2018..........................  $   28,567
  60,000       5.500%--05/19/2018..........................      62,437
   8,500       6.000%--05/19/2018..........................       8,912
   2,700       6.500%--05/14/2033..........................       2,822
                                                             ----------
                                                                102,738
                                                             ----------
             Federal National Mortgage Association TBA(9)
               June Delivery
  28,000       5.000%--06/17/2018..........................      28,766
             Federal National Mortgage Association TBA(9)
               July Delivery
   4,000       5.000%--07/17/2018..........................       4,094
             FHLMC Structured Pass Through Securities
   5,687       4.273%--08/15/2032(1,5).....................       5,591
             Government National Mortgage Association
     352       6.750%--08/15/2017..........................         372
     179       6.500%--01/15/2029..........................         189
     191       6.500%--03/15/2029..........................         201
     319       6.500%--06/15/2029..........................         336
   2,944       6.500%--07/15/2029(1).......................       3,101
      47       6.500%--06/15/2031..........................          50
      44       6.500%--07/15/2031..........................          46
     398       6.500%--08/15/2031..........................         419
     704       6.500%--09/15/2031..........................         741
     969       6.500%--11/15/2031..........................       1,020
     262       6.500%--12/15/2031..........................         276
      80       6.500%--01/15/2032..........................          84
      46       6.500%--02/15/2032..........................          49
     405       6.500%--03/15/2032..........................         426
   1,019       6.500%--04/15/2032..........................       1,072
   1,005       6.500%--05/15/2032..........................       1,058
     395       6.500%--06/15/2032..........................         416
     267       6.500%--08/15/2032..........................         281
                                                             ----------
                                                                 10,137
                                                             ----------
             Government National Mortgage Association II
     558       5.375%--03/20/2017(1,2).....................         569
     740       5.750%--08/20/2022(1,2).....................         757
     465       5.750%--09/20/2023(1,2).....................         475
     230       5.375%--05/20/2024(1,2).....................         236
      16       5.750%--07/20/2024(2).......................          16
   1,051       5.750%--09/20/2024(1,2).....................       1,075
     243       5.625%--12/20/2024(1,2).....................         248
     447       5.375%--01/20/2025(1,2).....................         456
     336       5.375%--02/20/2025(1,2).....................         343
     200       5.625%--10/20/2025(1,2).....................         204
     577       5.625%--11/20/2025(1,2).....................         590
     130       5.625%--12/20/2026(1,2).....................         133
   1,017       5.750%--07/20/2027(1,2).....................       1,039
   2,546       5.000%--11/20/2029(1,2).....................       2,631
  12,893       4.500%--02/20/2032(1,2).....................      13,083
                                                             ----------
                                                                 21,855
                                                             ----------
             Government National Mortgage Association I
               TBA(9)
               May Delivery
  40,000       5.500%--05/21/2033..........................      41,300
   1,000       6.500%--05/21/2033..........................       1,051
                                                             ----------
                                                                 42,351
                                                             ----------
TOTAL MORTGAGE PASS-THROUGH
  (Cost $374,095)..........................................     380,079
                                                             ----------

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

MORTGAGE PASS-THROUGH--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------

MUNICIPAL BONDS--3.1%
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                       (000S)
-----------------------------------------------------------------------
             Charlotte-Mecklenberg Hospital Authority
 $ 1,000       5.000%--01/15/2031..........................  $    1,011
             Energy Northwest Washington Electric Resources
   2,000       5.500%--07/01/2013..........................       2,263
   1,600       5.500%--07/01/2014..........................       1,816
                                                             ----------
                                                                  4,079
                                                             ----------
             Golden State Tobacco Securitization Corp.
   3,400       6.250%--06/01/2033(1).......................       2,986
   2,740       6.750%--06/01/2039(1).......................       2,424
                                                             ----------
                                                                  5,410
                                                             ----------
             Massachusetts State Water Resources Authority
   1,400       5.000%--08/01/2032..........................       1,431
             New York State Dorm Authority Revenues
  11,675       5.000%--03/15/2027(1).......................      11,865
             New York State TWY Authority Second
  10,250       5.250%--04/01/2012..........................      11,620
             North Carolina State Education Authority
               Series 2000 Cl. G
   1,872       1.499%--06/01/2009(1,2).....................       1,872
             Salt River Project AZ Agriculture IMPT
   7,600       5.000%--01/01/2031..........................       7,829
             Sussex County NJ Municipal Utilities Authority
   3,490       5.000%--12/01/2013..........................       3,890
             University Texas University Revenues
   1,100       5.000%--08/15/2033..........................       1,128
                                                             ----------
TOTAL MUNICIPAL BONDS
  (Cost $49,729)...........................................      50,135
                                                             ----------

U.S. GOVERNMENT OBLIGATIONS--11.3%
             U.S. Treasury Bond STRIPS(10)
   1,200       0.000%--11/15/2016..........................         632
   5,700       0.000%--02/15/2017..........................       2,952
   9,000       0.000%--05/15/2017(1).......................       4,593
                                                             ----------
                                                                  8,177
                                                             ----------
             U.S. Treasury Bonds
   3,800       7.250%--05/15/2016(1).......................       4,902
  16,400       7.500%--11/15/2016(1).......................      21,602
  18,400       8.750%--05/15/2017(1).......................      26,755
   2,700       8.875%--08/15/2017..........................       3,968
   1,019       3.625%--04/15/2028(11)......................       1,180
  35,443       3.875%--04/15/2029(1,11)....................      42,969
                                                             ----------
                                                                101,376
                                                             ----------
             U.S. Treasury Notes
  42,700       1.625%--04/30/2005..........................      42,817
   4,737       3.375%--01/15/2007(1,11)....................       5,161
  16,966       3.875%--01/15/2009(11)......................      19,063
   1,088       4.250%--01/15/2010(11)......................       1,255
   1,340       3.375%--01/15/2012(11)......................       1,481
   1,324       3.000%--07/15/2012(11)......................       1,422
                                                             ----------
                                                                 71,199
                                                             ----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $176,224)..........................................     180,752
                                                             ----------

SHORT-TERM INVESTMENTS--33.2%
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                       (000S)
-----------------------------------------------------------------------
 COMMERCIAL PAPER
             ABN Amro North America
 $26,400       1.250%--05/12/2003..........................  $   26,390
             ANZ Inc.
   6,400       1.240%--05/05/2003..........................       6,399
             Barclays US Funding Corp.
   3,100       1.253%--05/06/2003..........................       3,099
   7,800       1.255%--06/04/2003..........................       7,791
                                                             ----------
                                                                 10,890
                                                             ----------
             Danske Corp.
  12,900       1.220%--06/04/2003..........................      12,885
  22,700       1.245%--06/24/2003..........................      22,658
  30,300       1.245%--06/27/2003..........................      30,240
   2,900       1.220%--07/10/2003..........................       2,893
                                                             ----------
                                                                 68,676
                                                             ----------
             Export Development Corp.
   3,800       1.250%--05/16/2003..........................       3,798
             Federal Home Loan Banks
   1,900       1.225%--05/09/2003..........................       1,900
  27,649       1.270%--05/16/2003(1).......................      27,634
   5,900       1.160%--07/09/2003..........................       5,887
                                                             ----------
                                                                 35,421
                                                             ----------
             Federal Home Loan Mortgage Corp.
  11,300       1.230%--05/29/2003..........................      11,289
  49,700       1.250%--05/30/2003(1).......................      49,650
                                                             ----------
                                                                 60,939
                                                             ----------
             Federal National Mortgage Association
  40,200       1.195%--06/25/2003..........................      40,127
  13,700       1.230%--07/01/2003..........................      13,671
  16,900       1.160%--07/09/2003..........................      16,862
                                                             ----------
                                                                 70,660
                                                             ----------
             General Electric Capital Corp.
  10,300       1.260%--06/12/2003..........................      10,285
     300       1.250%--06/25/2003..........................         299
   1,200       1.250%--07/23/2003..........................       1,197
                                                             ----------
                                                                 11,781
                                                             ----------
             HBOS Treasuries Services plc
  14,500       1.255%--05/08/2003..........................      14,496
   7,800       1.255%--05/23/2003..........................       7,794
  10,000       1.265%--05/27/2003..........................       9,991
                                                             ----------
                                                                 32,281
                                                             ----------
             Lloyds Bank plc
     900       1.250%--05/27/2003..........................         899
   4,200       1.235%--07/29/2003..........................       4,187
                                                             ----------
                                                                  5,086
                                                             ----------
             Rabobank Nederland(12)
  34,900       1.330%--05/01/2003..........................      34,900
  26,900       1.230%--05/05/2003..........................      26,896
   8,100       1.250%--05/13/2003..........................       8,097
                                                             ----------
                                                                 69,893
                                                             ----------
             Royal Bank of Scotland plc
  31,800       1.250%--05/28/2003..........................      31,770

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

SHORT-TERM INVESTMENTS--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
COMMERCIAL PAPER--CONTINUED
             Svenska Handelsbanken Ab
 $ 1,400       1.255%--05/07/2003..........................  $    1,400
   2,100       1.220%--07/01/2003..........................       2,096
                                                             ----------
                                                                  3,496
                                                             ----------
             UBS Finance Inc. Yrs 3&4
   9,200       1.240%--05/21/2003..........................       9,194
  45,000       1.240%--05/28/2003..........................      44,958
  18,900       1.240%--06/17/2003..........................      18,869
                                                             ----------
                                                                 73,021
                                                             ----------
TOTAL COMMERCIAL PAPER.....................................     510,501
                                                             ----------
REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated April 30, 2003 due May 1, 2003
               at 1.05% collateralized by a U.S. Treasury
               Bill 0.0% May 22, 2003, par value of $10,520
               (repurchase proceeds of $10,312 when closed
  10,312       on May 1, 2003).............................      10,312
                                                             ----------
U.S. TREASURY BILLS
     105       1.145%--05/08/2003(1).......................         105
     500       1.150%--05/08/2003(1).......................         500
      30       1.160%--05/08/2003(1).......................          30

SHORT-TERM INVESTMENTS--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
U.S. TREASURY BILLS--CONTINUED
 $    30       1.055%--05/15/2003(1).......................  $       30
      75       1.056%--05/15/2003(1).......................          75
     500       1.100%--05/15/2003(1).......................         500
      60       1.145%--05/15/2003(1).......................          60
     520       1.150%--05/15/2003(1).......................         520
     250       1.152%--05/15/2003(1).......................         250
   4,710       1.155%--05/15/2003(1).......................       4,708
      40       1.158%--05/15/2003(1).......................          40
      50       1.165%--05/15/2003(1).......................          50
     180       1.167%--05/15/2003(1).......................         180
     460       1.170%--05/15/2003(1).......................         460
      60       1.175%--05/15/2003(1).......................          60
      30       1.180%--05/15/2003(1).......................          30
                                                             ----------
                                                                  7,598
                                                             ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $528,411)..........................................     528,411
                                                             ----------
TOTAL INVESTMENTS--109.5%
  (Cost $1,703,088)........................................   1,741,897
CASH AND OTHER ASSETS, LESS LIABILITIES--(9.5%)............    (150,969)
                                                             ----------
TOTAL NET ASSETS--100.0%...................................  $1,590,928
                                                             ==========

          ------------------------------------------------------------

FUTURES CONTRACTS WHICH WERE OPEN AT APRIL 30, 2003 ARE AS FOLLOWS:

                                                                                                                     UNREALIZED
                                                                             AGGREGATE                             APPRECIATION/
                                                         NUMBER OF           FACE VALUE                            (DEPRECIATION)
DESCRIPTION                                              CONTRACTS             (000S)         EXPIRATION DATE          (000S)
-----------                                              ---------           ----------       ---------------      --------------
U.S. Treasury Notes Futures (Buy)...............              3,989           $398,900            Jun-03               $1,696
Eurodollar Futures (Buy)........................                283             70,750            Mar-04                  342
Eurodollar Futures (Buy)........................                 59             14,750            Jun-04                   47
Eurodollar Futures (Buy)........................                 73             18,250            Sep-04                   46
Eurodollar Futures (Buy)........................                108             27,000            Dec-04                   41
Eurodollar Futures (Buy)........................                 35              8,750            Mar-05                    4
Euribor Futures (Buy)...........................              1,739           E434,750            Jun-03                  882
Euribor Futures (Buy)...........................                378             94,500            Sep-03                  324
Euribor Futures (Buy)...........................                638            159,500            Dec-03                  281
Euribor Futures (Buy)...........................                 23              5,750            Mar-04                  (11)
Libor Futures (Buy).............................                 23            L 2,875            Dec-03                  (10)
Libor Futures (Buy).............................                187             23,375            Mar-04                  (59)
                                                                                                                   --------------
                                                                                                                       $3,583
                                                                                                                   ==============

TBA SALE COMMITMENTS WHICH WERE OPEN AT APRIL 30, 2003 ARE AS FOLLOWS:

                                                         PRINCIPAL
                                                           AMOUNT              COUPON            DELIVERY              VALUE
DESCRIPTION                                                (000)                RATE               DATE                (000S)
-----------                                              ---------             ------            --------              ------
Federal National Mortgage Assoc.................          $28,000               5.0%                May-03            $28,567
Federal National Mortgage Assoc.................            2,700               6.5                 May-03              2,821
Federal National Mortgage Assoc.................            4,000               5.0                 Jun-03              4,106
Government National Mortgage Assoc. I...........           23,000               5.5                 May-03             23,748
                                                                                                                   --------------
TBA sale commitments at value (proceeds
  receivable $58,986)...........................                                                                      $59,242
                                                                                                                   ==============

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

FORWARD CURRENCY CONTRACTS WHICH WERE OPEN AT APRIL 30, 2003 ARE AS FOLLOWS:

                                                                                                                     UNREALIZED
                                                                             AGGREGATE                             APPRECIATION/
                                                        MARKET VALUE         FACE VALUE                            (DEPRECIATION)
CURRENCY                                                   (000S)              (000S)          DELIVERY DATE           (000S)
--------                                                ------------         ----------        -------------       --------------
Euro (Sell).....................................          $26,343             $25,304             May-03              $(1,039)
Euro (Buy)......................................            1,933               1,900             May-03                   32
Pound Sterling (Sell)...........................            1,259               1,220             May-03                  (39)
Japanese Yen (Sell).............................              351                 350             May-03                   (1)
Japanese Yen (Buy)..............................              351                 354             May-03                   (3)
Japanese Yen (Buy)..............................              352                 351             Jun-03                    1
                                                                                                                   --------------
                                                                                                                      $(1,049)
                                                                                                                   ==============

WRITTEN OPTIONS WHICH WERE OPEN AT APRIL 30, 2003 ARE AS FOLLOWS:

                                                         NUMBER OF                                                     VALUE
DESCRIPTION                                           SHARES/CONTRACTS      STRIKE PRICE      EXPIRATION DATE          (000S)
-----------                                           ----------------      ------------      ---------------          ------
U.S. Treasury Notes 10 Yr. Futures (Call).......                173           $116.00             May-03              $   (55)
U.S. Treasury Notes 10 Yr. Futures (Call).......                202            117.00             May-03                  (25)
U.S. Treasury Notes 5 Yr. Futures (Call)........                150            113.50             May-03                  (96)
U.S. Treasury Notes 10 Yr. Futures (Call).......                122            117.00             Aug-03                  (76)
U.S. Treasury Notes 10 Yr. Futures (Put)........                545            110.00             May-03                  (17)
U.S. Treasury Notes 10 Yr. Futures (Put)........                 24            110.00             Aug-03                  (12)
Eurodollar Futures (Call).......................                452             98.75             Jun-03                 (113)
Eurodollar Futures (Call).......................                 78             99.00             Jun-03                   (6)
Eurodollar Futures (Call).......................                225             97.50             Jun-03                   (1)
Eurodollar Futures (Put)........................                227             98.00             Dec-03                  (18)
Eurodollar Futures (Call).......................                 24             98.50             Mar-04                  (18)
Eurodollar Futures (Put)........................                 12             97.25             Mar-04                   (1)
Eurodollar Futures (Put)........................                 88             97.75             Mar-04                  (18)
Swap Option--3 Mo. Libor (Call).................          5,500,000              6.00             Oct-04                 (525)
Swap Option--3 Mo. Libor (Call).................         21,100,000              5.97             Oct-04               (2,003)
Swap Option--3 Mo. Libor (Put)..................          5,500,000              6.00             Oct-04                  (67)
Swap Option--3 Mo. Libor (Put)..................         21,100,000              5.97             Oct-04                 (252)
Swap Option (Call)..............................          7,600,000              4.00             Jul-03                  (48)
Swap Option (Call)..............................          4,000,000              4.00             Aug-03                  (28)
Swap Option (Call)..............................         23,200,000              3.50             Dec-03                 (296)
Swap Option (Call)..............................          3,900,000              4.00             Mar-04                  (53)
Swap Option (Call)..............................         27,900,000              3.25             Mar-04                 (276)
Swap Option (Call)..............................          2,800,000              4.00             Aug-03                  (19)
Swap Option (Put)...............................          6,300,000              5.50             Dec-03                  (22)
                                                                                                                   --------------
Written options outstanding, at value (premiums
  received of $4,188)...........................                                                                      $(4,045)
                                                                                                                   ==============

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

SWAP AGREEMENTS WHICH WERE OPEN AT APRIL 30, 2003 ARE AS FOLLOWS:

                                                                                                                 UNREALIZED
                                                                                                               APPRECIATION/
PAR VALUE                                                                                                      (DEPRECIATION)
 (000S)                             DESCRIPTION                                      COUNTERPARTY                  (000S)
---------                           -----------                                      ------------              --------------
 E 9,100    To make or receive semi-annual payments through 03/15/2017      Goldman Sachs Capital Markets           $ 98
            based on the difference between (A) the 10 year fixed           New York
            interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the
            EUR-EURIBOR-Telerate.
   1,200    To make or receive semi-annual payments through 03/15/2017      J.P. Morgan Securities                    14
            based on the difference between (A) the 10 year fixed
            interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the
            EUR-EURIBOR-Telerate.
   4,500    To make or receive semi-annual payments through 03/15/2032      J.P. Morgan Securities                    64
            based on the difference between (A) the 10 year fixed
            interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the
            EUR-EURIBOR-Telerate.
   3,200    To make or receive semi-annual payments through 03/15/2032      UBS Warburg                               28
            based on the difference between (A) the 10 year fixed
            interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the
            EUR-EURIBOR-Telerate.
 L 6,400    To make or receive semi-annual payments through 06/17/2004      Goldman Sachs Capital Markets            240
            based on the difference between (A) the 10 year fixed           New York
            interest rate of 5.500% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
   2,200    To make or receive semi-annual payments through 06/17/2004      Morgan Stanley Capital Services           77
            based on the difference between (A) the 10 year fixed
            interest rate of 5.500% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
  37,000    To make or receive semi-annual payments through 03/17/2005      Morgan Stanley Capital Services          (57)
            based on the difference between (A) the 10 year fixed
            interest rate of 4.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
   1,600    To make or receive semi-annual payments through 03/15/2017      UBS Warburg                               (6)
            based on the difference between (A) the 10 year fixed
            interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
     800    To make or receive semi-annual payments through 03/15/2017      J.P. Morgan Securities                    (2)
            based on the difference between (A) the 10 year fixed
            interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
   4,100    To make or receive semi-annual payments through 03/15/2017      Goldman Sachs Capital Markets              7
            based on the difference between (A) the 10 year fixed           New York
            interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
   2,400    To make or receive semi-annual payments through 03/15/2032      J.P. Morgan Securities                    45
            based on the difference between (A) the 10 year fixed
            interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
   1,900    To make or receive semi-annual payments through 03/15/2032      UBS Warburg                               19
            based on the difference between (A) the 10 year fixed
            interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.

                                                                                                               --------------
                                                                                                                    $527
                                                                                                               ==============

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

------------

 1 At April 30, 2003, securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $789,248.

 2 Floating rate security. The stated rate represents the rate in effect at April 30, 2003.

 3 Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2003, these securities were valued at $34,489 or 2.2% of net assets.

 4  MTN after the name of a security stands for Medium Term Note.

 5 Variable rate security. The stated rate represents the rate in effect at April 30, 2003.

 6 Step coupon security. The rate will step 1.07% per month until the coupon reaches 15%.

 7 Interest only (IO) securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These are subject to the risk of accelerated principal paydowns. The amount represents the notional amount on which current interest is calculated.

 8 REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

 9 TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2003. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

10 Separate trading of registered interest and principal of securities (STRIPS) is a prestripped zero-coupon bond that is a direct obligation of the U.S. Treasury.

11 Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

12 Affiliated company as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2003, see Note 4 to the Financial Statements. The aggregate fair market value of securities of affiliated companies held by the Fund as of April 30, 2003, amounts to $69,893 or 4.4% of net assets. Transactions during the period for affiliated companies are as follows:

                                        PRINCIPAL AMOUNT AT                                     PRINCIPAL AMOUNT AT      INTEREST
                                         NOVEMBER 1, 2002        PURCHASES      MATURITIES        APRIL 30, 2003          INCOME
SECURITY                                      (000S)              (000S)          (000S)              (000S)              (000S)
--------                                -------------------      ---------      ----------      -------------------      --------
Commercial Paper:
Rabobank Nederland....................          $--              $317,700        $247,800             $69,900              $57

*   Security in default.

E  Euro.

L   British Pound.

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

HARBOR SHORT DURATION FUND
MANAGER'S COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
Fischer Francis Trees &
  Watts, Inc.
200 Park Avenue
New York, NY 10166
                                    (PHOTO)
                                  DAVID MARMON
                               Portfolio Manager
INVESTMENT GOAL
Total return that is consistent with preservation of capital.

INSTITUTIONAL CLASS
Fund #: 016
Cusip: 411511702
Ticker: HASDX
Inception Date: 01-01-1992

RETIREMENT CLASS
Fund #: 216
Cusip: 411511678
Ticker: HRSDX
Inception Date: 11-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

In a continuing environment of low interest rates, sluggish economic conditions, and geopolitical uncertainty, the Harbor Short Duration Fund delivered competitive returns for the six months ended April 30, 2003. The Fund's performance approximately matched that of its benchmark, the Citigroup 1 YR Treasury Index, for the six-month period as well as for the latest five-year and 10-year periods.

Performance was assisted principally by the Fund's overweighted position in fixed-rate asset-backed securities. Demand for asset-backed products increased substantially during the period as investors sought securities with high credit quality and liquidity. The increased demand, coupled with relatively light supply, caused prices to rise and yield spreads to tighten relative to U.S. Treasury issues of comparable duration. The asset-backed securities (ABS) index finished the six-month period with positive excess returns relative to comparable duration Treasuries, as spreads narrowed across most ABS sub-sectors. Spreads tightened dramatically in January and February from prior year-end levels.

The duration, or interest rate sensitivity, of the portfolio was maintained near that of the one-year benchmark throughout the period. An overweight exposure to longer-duration assets had a positive impact on the portfolio's total return as the short-end U.S. Treasury curve rallied.

Our view is that the economy is caught between crosswinds. On one hand the Federal Reserve continues to provide a very accommodative monetary policy, with the Federal Funds rate at the historically low 1.25% level established last November. In addition, fiscal policy has been supportive of the economy with regard to tax cuts and added federal spending. Against those positives are negatives such as continuing concerns with regard to the geopolitical situation, excess capacity in many industries, and higher debt loads in both the consumer and corporate sectors.

Consequently, we have continued to avoid strategies based on anticipation of any significant moves in short-term interest rates. Our best guess is that rates will remain relatively range-bound throughout the course of this year. In that environment we believe that the best way to add value, particularly for short-term portfolios such as the Harbor Short Duration Fund, is to look for stable, higher yielding assets such as asset-backed securities.

Asset-backed securities are particularly useful for the portfolio due to their risk-return profile. Compared with other asset classes they tend to provide incremental return versus U.S. Treasuries and government agency issues while exhibiting lower volatility than typically is found in the market for corporate securities. We focus on the large, more liquid issuers in the auto receivables, credit card receivables, and home equity markets.

We will continue to manage the portfolio with a focus on long-term performance while being mindful of the short-term risks associated with owning spread securities.

The consumer receivables market has exhibited signs of weakness during this difficult economic period. Consumer credit delinquencies and charge-offs are trending upward. Elevated jobless claims and a contracting manufacturing sector have increased the risk of a prolonged period of sluggish growth. Given such difficulties in the domestic economy, we have reduced exposure to the sub-prime sector in favor of prime receivables to high credit quality borrowers.

GROWTH OF A $10,000 INVESTMENT
For the period 04-30-1993 through 04-30-2003
(HARBOR SHORT DURATION FUND GRAPH)

                                                  SHORT DURATION - INST       SHORT DURATION - RET      SALOMON TREASURY 1YR CMI
                                                  ---------------------       --------------------      ------------------------
Oct-93                                                   10243.1                     10230.3                     10170.3
Oct-94                                                   10502.5                     10463.1                     10461.8
Oct-95                                                   11219.1                     11149.2                     11207.9
Oct-96                                                   12031.6                     11926.7                     11884.5
Oct-97                                                   12690.3                     12548.3                     12615.4
Oct-98                                                   13554.1                       13369                     13424.1
Oct-99                                                   14053.3                     13826.7                     13981.2
Oct-00                                                   14926.6                     14649.2                     14790.6
Oct-01                                                   16081.1                     15742.9                     16041.6
Oct-02                                                   16670.7                     16279.3                     16564.6

TOTAL RETURNS
For the periods ended 04-30-2003

                                                   Annualized         Final Value
                                      6       1        5       10     of a $10,000
                                    Months   Year    Years   Years     Investment
     -----------------------------------------------------------------------------
     SHORT DURATION
            Institutional Class      1.02%   3.49%   5.24%    5.35%     $16,840
            Retirement Class         1.01    3.35    5.00     5.10       16,443
     -----------------------------------------------------------------------------
     COMPARATIVE INDEX
            Citigroup 1 YR
             Treasury                0.97%   2.98%   5.23%    5.28%     $16,725
     -----------------------------------------------------------------------------

The graph compares a $10,000 investment in the Fund with the performance of the Citigroup 1 YR Treasury Index (f/k/a Salomon Treasury 1 YR CMI). The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund's adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns, and without these waivers, the returns may have been lower. The waivers may be discontinued at any time without notice. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the Retirement Class. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

                                  FIXED INCOME

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2003 (UNAUDITED)

TOTAL INVESTMENTS (% OF NET ASSETS)
(Excludes net cash and short-term investment of 2.7%)

    Options
                                             0.1
    Collateralized Mortgage Obligations
                                             9.4
    U.S. Government Obligations
                                             20.2
    Asset-Backed Securities
                                             67.6

ASSET-BACKED SECURITIES--67.6%
PRINCIPAL
 AMOUNT                                                       VALUE
 (000S)                                                       (000S)
---------------------------------------------------------------------
             Advanta Business Card Master Trust
               Series 2000-B Cl. B
 $ 4,000       1.834%--01/20/2006(1,2).....................  $  4,003
             American Express Credit Account Master Trust
               Series 1999-1 Cl. A
   3,000       5.600%--11/15/2006..........................     3,123
             AmeriCredit Automobile Receivables Trust
               Series 2000-C Cl. A3
     446       7.050%--02/12/2005(2).......................       447
               Series 2001-1 Cl. A3
   2,521       5.130%--11/06/2005(2).......................     2,556
               Series 2003-AM Cl. A2A
   2,000       1.677%--10/06/2006..........................     2,003
                                                             --------
                                                                5,006
                                                             --------
             Ameriquest Mortgage Securities Inc.
               Pass Thru Certificate
               Series 2002-1 Cl. AF3
   2,200       5.120%--05/25/2032(2).......................     2,288
             Ameriquest Mortgage Securities Inc.
               Series 2002-3 Cl. AF1
   1,313       2.540%--08/25/2032..........................     1,318
               Series 2002-5 Cl. AF1
   1,676       2.600%--02/25/2033..........................     1,685
                                                             --------
                                                                3,003
                                                             --------
             ANRC Auto Owner Trust
               Series 2001-A Cl. A3
   1,364       3.760%--10/17/2005..........................     1,378
             Associates Automobile Receivables Trust
               Series 2000-1 Cl. A3
     365       7.300%--01/15/2004(2).......................       368
               Series 2000-2 Cl. A3
     131       6.820%--02/15/2005..........................       132
                                                             --------
                                                                  500
                                                             --------
             BankBoston Home Equity Loan Trust
               Series 1998-2 Cl. A4
     476       6.110%--09/25/2013..........................       480
             Capital One Master Trust
               Series 1998-4 Cl. A
   2,450       5.430%--01/15/2007..........................     2,493
             CDC Mortgage Capital Trust
               Series 2002-HE1 Cl. A
   1,353       1.630%--01/25/2033(1).......................     1,357

ASSET-BACKED SECURITIES--CONTINUED
PRINCIPAL
 AMOUNT                                                       VALUE
 (000S)                                                       (000S)
---------------------------------------------------------------------
             Centex Home Equity Loan Trust
               Series 2002-B Cl. AF2
 $ 2,250       4.487%--05/25/2020..........................  $  2,294
             Chase Funding Mortgage Loan Asset Backed
               Certificates
               Series 1999-2 Cl. IA2
     235       6.860%--12/26/2024..........................       238
             CIT Marine Trust
               Series 1999-A Cl. A2
      49       5.800%--04/15/2010(2).......................        49
             Citibank Credit Card Issuance Trust
               Series 2001-B2 Cl. B2
   2,000       1.788%--12/10/2008(1).......................     2,012
             Citibank Credit Card Master Trust I
               Series 1998-9 Cl. B
   2,705       5.550%--01/09/2006(2).......................     2,782
             Citifinancial Mortgage Securities Inc.
               REMIC(3)
               Pass Thru Certificate
               Series 2002-1 Cl. AF1
   1,497       2.474%--09/25/2032..........................     1,504
             CNH Equipment Trust
               Series 2001-B Cl. A3
   1,681       1.620%--03/15/2006(1).......................     1,682
             Conseco Finance
               Series 2000-C Cl. A
     511       1.680%--12/15/2029(1,2).....................       511
             Contimortgage Home Equity Trust
               Pass Thru Certificate
               Series 1998-3 Cl. A10
       1       5.840%--05/15/2016(2).......................         1
             Countrywide Asset-Backed Certificates
               Series 1999-3 Cl. AF5
   1,056       7.730%--09/25/2027..........................     1,091
             Countrywide Home Equity Loan Trust
               Series 2002-B Cl. A1
     986       1.560%--04/15/2028(1).......................       985
             CS First Boston Mortgage Securities Corp.
               Pass Thru Certificate
               Series 2001-HS27 Cl. A
     681       1.970%--08/25/2031(1,4).....................       676
             Discover Card Master Trust I
               Series 1998-6 Cl. B
   1,400       6.050%--01/17/2006..........................     1,420
             E*Trade Bank Mortgage Backed Securities
               Pass Thru Certificate
               Series 2001-1 Cl. B1
   1,649       7.000%--09/25/2031(5).......................     1,719
             Felco Funding II LLC.
               Series 2000-1 Cl. A3
      63       7.585%--06/15/2004(2,4).....................        63
             Fleet Credit Card Master Trust II
               Series 2000-C Cl. A
   2,000       7.020%--02/15/2008..........................     2,219
             Ford Credit Auto Owner Trust
               Series 2000-G Cl. B
   2,000       6.920%--04/15/2005..........................     2,085
             Harborview Mortgage Loan Trust
               Series 2001-1 Cl. B2
     870       7.000%--02/19/2031(5).......................       895

                                  FIXED INCOME

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

ASSET-BACKED SECURITIES--CONTINUED
PRINCIPAL
 AMOUNT                                                       VALUE
 (000S)                                                       (000S)
---------------------------------------------------------------------
             Harley-Davidson Motorcycle Trust
               Series 2001-2 Cl. A1
 $   617       3.770%--04/17/2006(2).......................  $    621
             HFC Home Equity Loan Asset Backed Certificates
               Series 2002-1 Cl. A
   1,116       1.690%--12/22/2031(1).......................     1,118
               Series 2002-3 Cl. A
   1,765       1.770%--07/20/2032(1).......................     1,767
                                                             --------
                                                                2,885
                                                             --------
             Long Beach Mortgage Loan Trust
               Series 2002-1 Cl. 2A2
     387       3.500%--05/25/2032..........................       388
             MBNA Master Credit Card Trust USA
               Series 1997-K Cl. B
   2,000       1.630%--04/15/2008(1).......................     2,003
             Merrill Lynch Trust
   2,668       9.470%--03/27/2019(2).......................     2,680
             Navistar Financial Corp Owner Trust
               Series 2001-B Cl. A4
   3,000       4.370%--11/15/2008(2).......................     3,119
             Nissan Auto Receivables Owner Trust
               Series 2003-A Cl. A3
   2,760       1.890%--12/15/2006..........................     2,775
             ONYX Acceptance Grantor Trust
               Series 2000-D Cl. A4
   3,000       6.850%--08/15/2007(2).......................     3,107
             Option One Mortgage Loan Trust
               Series 2003-1 Cl. A2
   3,060       1.740%--02/25/2033(1,2).....................     3,073
             Premier Auto Trust
               Series 1999-3 Cl. A4
   1,920       6.430%--03/08/2004(2).......................     1,923
             Providian Home Equity Loan Trust
               Series 1999-1 Cl. A
   1,635       1.610%--06/25/2025(1,2).....................     1,639
             Residential Asset Securities Corp.
               Series 2001-KS1 Cl. AI3
   1,225       5.854%--02/25/2026(2).......................     1,232
               Series 1999-KS2 Cl. AI7
   2,000       7.390%--06/25/2028..........................     2,117
               Series 2000-KS3 Cl. AI4
   3,248       8.035%--09/25/2028(2).......................     3,385
                                                             --------
                                                                6,734
                                                             --------
             Saxon Asset Securities Trust
               Series 1999-2 Cl. MV2
   1,489       2.270%--05/25/2029(1,2).....................     1,480
             Sears Credit Account Master Trust
               Series 1998-2 Cl. A
   2,423       5.250%--10/16/2008..........................     2,495
             SSB Revocable Trust
               Series 2001-1 Cl. A2
     314       2.890%--12/15/2008(2).......................       314
             Standard Credit Card Master Trust
               Series 1995-1 Cl. A
   2,780       8.250%--01/07/2007..........................     3,080
             Structured Asset Securities Corp.
               Series 2002-1A Cl. 2A1
   1,391       2.962%--02/25/2032(1).......................     1,396

ASSET-BACKED SECURITIES--CONTINUED
PRINCIPAL
 AMOUNT                                                       VALUE
 (000S)                                                       (000S)
---------------------------------------------------------------------
             Vanderbilt Mortgage Finance
               Series 2002-C Cl. A1F
 $ 2,609       2.550%--01/07/2010(2).......................  $  2,623
               Series 2001-A Cl. A2
   2,415       6.120%--02/07/2015(2).......................     2,454
                                                             --------
                                                                5,077
                                                             --------
             Washington Mutual
               Pass Thru Certificate
               Series 2003-AR4 Cl. A1
   2,809       1.532%--05/25/2033(5).......................     2,808
             Washington Mutual Mortgage Securities Corp.
               Pass Thru Certificate
               Series 2002-MS1 Cl. 1A1
     792       6.500%--02/25/2032(2).......................       792
             Wells Fargo Mortgage Backed Securities Trust
               Pass Thru Certificates
               Series 2002-C Cl. B1
   1,359       5.139%--07/25/2032(1).......................     1,372
               Series 2002-C Cl. B2
     386       5.139%--07/25/2032(1).......................       392
                                                             --------
                                                                1,764
                                                             --------
TOTAL ASSET-BACKED SECURITIES
  (Cost $95,704)...........................................    96,010
                                                             --------

COLLATERALIZED MORTGAGE OBLIGATIONS--9.4%
             Federal Home Loan Mortgage Corp.
   1,847       6.500%--02/15/2023..........................     1,925
   3,000       1.000%--05/30/2033..........................     2,993
                                                             --------
                                                                4,918
                                                             --------
             Federal National Mortgage Association REMIC(3)
               Series 2001-W1 Cl. AF3
   1,979       5.690%--06/25/2029(2).......................     1,992
             Federal National Mortgage Association
               Series 2002-W6 Cl. 1A3
   1,500       4.320%--11/25/2034..........................     1,545
             FHLMC Structured Pass Through Securities
   2,000       2.910%--08/27/2007..........................     2,015
   3,000       1.724%--04/15/2008..........................     2,995
                                                             --------
                                                                5,010
                                                             --------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $13,436)...........................................    13,465
                                                             --------

U.S. GOVERNMENT OBLIGATIONS--20.2%
(Cost $28,580)
             U.S. Treasury Notes
  25,825       6.500%--08/15/2005(2).......................    28,664
                                                             --------

OPTIONS--0.1%
(Cost $76)
 NO. OF
CONTRACTS
---------------------------------------------------------------------
             Eurodollar Futures
   3,750       Expire 06/2003..............................        88
                                                             --------

                                  FIXED INCOME

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

OPTIONS--0.1%
(Cost $76)
 NO. OF
CONTRACTS
---------------------------------------------------------------------

SHORT-TERM INVESTMENT--3.6%
(Cost $5,115)
PRINCIPAL
 AMOUNT                                                       VALUE
 (000S)                                                      (000S)
---------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated April 30, 2003 due May 1, 2003
               at 1.12% collateralized by a U.S. Treasury
               Bill 8.125% August 15, 2021, par value of
               $3,670 (repurchase proceeds of $5,115 when
 $ 5,115       closed on May 1, 2003)......................  $  5,115
                                                             --------
TOTAL INVESTMENTS--100.9%
  (Cost $142,911)..........................................   143,342
CASH AND OTHER ASSETS, LESS LIABILITIES--(0.9%)............    (1,328)
                                                             --------
TOTAL NET ASSETS--100.0%...................................  $142,014
                                                             ========

------------

1 Floating rate security. The stated rate represents the rate in effect at April 30, 2003.

2 At April 30, 2003, securities held by the Fund were pledged to cover margin requirements for open future contracts, if any. (See Note 2 to the Financial Statements.) The security pledged had an aggregate market value of $72,167.

3 REMICS are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

4 Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2003, these securities were valued at $739 or 0.5% of net assets.

5 Variable rate security. The stated rate represents the rate in effect at April 30, 2003.

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

HARBOR MONEY MARKET FUND
MANAGER'S COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
Fischer Francis Trees &
  Watts, Inc.
200 Park Avenue
New York, NY 10166
                                    (PHOTO)
                                  DAVID MARMON
                               Portfolio Manager
INVESTMENT GOAL
Current income. The fund intends to maintain a stable share price of $1.

INSTITUTIONAL CLASS
Fund #: 015
Cusip: 411511405
Ticker: HARXX
Inception Date: 12-29-1987

RETIREMENT CLASS
Fund #: 215
Cusip: 411511660
Ticker: HRMXX
Inception Date: 11-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

During the six-month period ended April 30, 2003, short-term interest rates, as measured by 90-day U.S. Treasury bills, fell by approximately 34 basis points, or 0.34 of a percentage point. By the end of the period, annualized yields had declined to just under 1.12%, their lowest level in 45 years. The Harbor Money Market's return for this six-month period was slightly below that of the 90-day Treasury bill.

At its November 6, 2002 Federal Open Market Committee meeting, the Federal Reserve eased the Federal Funds target rate from 1.75% to 1.25%. At the same policy meeting, the bias was changed to balanced from weakness, with the text indicating that the Fed would be ready to use monetary policy again if necessary. The change in bias and a mixed economic picture towards the end of the year increased volatility across the yield curve, particularly in the short end.

At the outset of the six-month period, the Fund's weighted average maturity was shorter than that of the Treasury bill index in anticipation of a turnaround in the economy during the first quarter, which would have increased the possibility of higher rates on the horizon. However, continued uncertainty about the prospects for a quick economic recovery and concerns over the pending war with Iraq made it clear that any tightening by the Fed probably would be on hold for the near future. With this in mind, the average maturity of the portfolio was increased. The longer average maturity, combined with investments in high quality commercial paper and certificates of deposit, contributed to the Fund's performance for the six-month period.

As of April 30, 2003, the Fund remained very conservatively positioned, as it has for some time, with regard to both overall credit exposure and interest rate exposure. The portfolio was invested in only the highest credit quality instruments.

With regard to interest rates, our view has been that, given the amount of excess capacity in important industries, it would take a very substantial run-up in economic growth--well beyond what we would expect--to convince the Federal Reserve to begin a process of raising short-term interest rates. As a result, we don't think short-term rates are going to move much this year and will position the Fund accordingly.

GROWTH OF A $10,000 INVESTMENT
For the period 04-30-1993 through 04-30-2003
(HARBOR MONEY MARKET FUND GRAPH)

                                                   MONEY MARKET - INST         MONEY MARKET - RET         90-DAY TREASURY BILLS
                                                   -------------------         ------------------         ---------------------
Oct-93                                                   10135.6                       10123                     10152.7
Oct-94                                                   10493.2                     10453.9                     10547.4
Oct-95                                                   11087.1                       11018                     11156.6
Oct-96                                                   11650.8                     11549.3                     11749.2
Oct-97                                                   12246.1                       12109                     12370.6
Oct-98                                                   12882.8                     12706.7                     13007.3
Oct-99                                                     13504                     13286.2                     13616.6
Oct-00                                                   14312.3                     14046.3                     14424.3
Oct-01                                                   15003.7                       14688                     15070.1
Oct-02                                                   15242.1                     14884.1                     15334.8

TOTAL RETURNS
For the periods ended 04-30-2003

                                                    Annualized         Final Value
                                      6        1        5       10     of a $10,000
                                    Months    Year    Years    Years    Investment
     ------------------------------------------------------------------------------
     MONEY MARKET
            Institutional Class      0.50%    1.23%   4.05%    4.36%     $15,318
            Retirement Class*        0.00     0.60    3.71     4.06      $14,884
     ------------------------------------------------------------------------------
     COMPARATIVE INDEX
            T-Bills                  0.61%    1.46%   3.98%    4.43%     $15,428
     ------------------------------------------------------------------------------

     Current Yield for Periods Ended 03/31/2003
     Institutional Class               7 Days:  0.82%    30 Days:  0.82%
     Retirement Class*                 7 Days:  0.00%    30 Days:  0.00%
     ------------------------------------------------------------------------------

The graph compares a $10,000 investment in the Fund with the performance of the 90-Day U.S. Treasury Bills. The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund's adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns, and without these waivers, the returns may have been lower. The waivers may be discontinued at any time without notice. The current yield more closely reflects the current earnings of the Fund than the total return. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of a shareholder's investment at $1.00 per share, it is possible to lose money by investing in the Fund. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the Retirement Class. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

* The April 2003 return and the 7-day and 30-day yields as of 03/31/2003 for the Money Market Retirement Class were 0% because the fund had assets of only $1.00 and did not earn income. The following returns are hypothetical as of 04/30/2003 based on the performance of the Money Market Institutional Class shares, restated for the higher expense ratio of the Retirement Class shares. These returns approximate the return of the Money Market Retirement Class if there were more assets. Unannualized: 6 Months: 0.37%; Total Return: 1 Yr:
  0.98%; 5 Yr.: 3.80%; 10 Yr.: 4.11%. As of 03-31-2003: Current Yield 7-day:
  0.57%; 30-day: 0.57%.

                                  FIXED INCOME

HARBOR MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2003 (UNAUDITED)

TOTAL INVESTMENTS (% OF NET ASSETS)
(Excludes net cash of 0.0%)

    Repurchase Agreement
                                             10.3
    Bank Obligations
                                             14.9
    Commercial Paper
                                             74.8

BANK OBLIGATIONS--14.9%
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             Bank of Montreal
 $ 7,000       1.250%--05/27/2003...........................  $  7,000
             Danske Bank A/S
   6,800       1.235%--07/16/2003...........................     6,800
             Svenska Handelsbanken Ab
   7,000       1.220%--10/09/2003...........................     7,001
                                                              --------
TOTAL BANK OBLIGATIONS
  (Cost $20,801)............................................    20,801
                                                              --------
COMMERCIAL PAPER--74.8%
             Abbey National plc
   6,000       1.260%--05/06/2003...........................     6,000
             ANZ Inc.
   3,600       1.230%--05/27/2003...........................     3,597
             Barclays Bank plc
   7,000       1.260%--05/21/2003...........................     7,000
             BMW Capital Corp.
   6,000       1.340%--05/01/2003...........................     6,000
             Canadian Imperial Bank
   6,728       1.265%--05/27/2003...........................     6,728
             Chase Manhattan Bank USA
   7,000       1.260%--05/19/2003...........................     7,000
             Citibank
   7,000       1.220%--06/24/2003...........................     7,000

COMMERCIAL PAPER--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             Federal Home Loan Mortgage Corp.
 $10,000       1.120%--05/29/2003...........................  $  9,991
   7,000       1.270%--03/25/2004...........................     6,919
                                                              --------
                                                                16,910
                                                              --------
             Permanent Financing plc
   3,000       1.290%--06/10/2003...........................     3,000
             Residential Asset Securities Corp.
     302       1.730%--08/25/2003...........................       302
             Royal Bank of Scotland plc
   7,000       1.200%--06/19/2003...........................     7,000
             Societe Generale North America Inc.
   7,000       1.250%--05/12/2003...........................     6,998
             State Street Corp.
   6,500       1.230%--05/22/2003...........................     6,500
             UBS Finance Inc. Yrs 3&4
   6,500       1.360%--05/01/2003...........................     6,500
             Wells Fargo Bank
   7,000       1.250%--05/30/2003...........................     7,000
             WestpacTrust Securities NZ Ltd.
   7,000       1.250%--06/02/2003...........................     6,992
                                                              --------
TOTAL COMMERCIAL PAPER
  (Cost $104,527)...........................................   104,527
                                                              --------

REPURCHASE AGREEMENT 10.3%
(Cost $14,366)
             Repurchase Agreement with State Street Bank &
               Trust dated April 30, 2003 due May 1, 2003 at
               1.12% collateralized by a U.S. Treasury Note
               6.75% May 15, 2005, par value of $12,915
               (repurchase proceeds of $14,366 when closed
  14,366       on May 1, 2003)..............................    14,366
                                                              --------
TOTAL INVESTMENTS--100.0%
  (Cost $139,694)(1)........................................   139,694
CASH AND OTHER ASSETS, LESS LIABILITIES--0.0%...............        24
                                                              --------
TOTAL NET ASSETS--100.0%....................................  $139,718
                                                              ========

------------

1  The aggregate identified cost on a tax basis is the same.

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

HARBOR FIXED INCOME FUNDS
STATEMENT OF ASSETS AND LIABILITIES--APRIL 30, 2003 (UNAUDITED)

(All amounts in Thousands, except per share amounts)

                                                                    HARBOR           HARBOR          HARBOR           HARBOR
                                                                HIGH-YIELD BOND       BOND       SHORT DURATION    MONEY MARKET
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost*:
  Unaffiliated companies....................................        $30,478        $1,633,195       $142,911         $139,694
  Affiliated companies......................................             --            69,893             --               --
===============================================================================================================================
Investments, at value:
  Unaffiliated companies....................................        $30,427        $1,661,692       $138,227         $125,328
  Affiliated companies......................................             --            69,893             --               --
Repurchase agreements.......................................          1,593            10,312          5,115           14,366
Cash........................................................              1             2,766              1                1
Foreign currency, at value (cost: $0; $5,381; $0; $0).......             --             5,464             --               --
Receivables for:
  Investments sold..........................................             --           127,166            604               --
  Capital shares sold.......................................             33            11,376          1,928              596
  Interest..................................................            644            10,258            758              124
  Swap agreements, at value (cost: $0; $177; $0; $0)........             --               704             --               --
  Variation margin on futures contracts.....................             --             1,995             --               --
  Written options...........................................             --                23             --               --
Other assets................................................             --               139             22               28
-------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS..........................................         32,698         1,901,788        146,655          140,443
LIABILITIES
Payables for:
  Investments purchased.....................................          1,495           244,367          4,057               --
  Capital shares reacquired.................................             --             1,283            539              691
  Dividends to shareholders.................................             --                --             --                1
  Written options, at value (premiums received $0; $4,188;
    $0; $0).................................................             --             4,045             --               --
  Interest on swap agreements...............................             --               209             --               --
  Open forward currency contracts...........................             --             1,049             --               --
Accrued expenses:
  Management fees...........................................              4               588             23               17
  12b-1 fees................................................             --                --             --               --
  Trustees' fees............................................             --                 3             --               --
  Transfer agent fees.......................................              2                56             10               11
  Other.....................................................             43                18             12                5
  TBA sale commitments at value (proceeds receivable $0;
    $58,986; $0; $0)........................................             --            59,242             --               --
-------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES.....................................          1,544           310,860          4,641              725
NET ASSETS..................................................        $31,154        $1,590,928       $142,014         $139,718
===============================================================================================================================
NET ASSETS CONSIST OF:
  Paid-in capital...........................................        $29,414        $1,521,784       $150,010         $139,718
  Undistributed/(overdistributed) net investment income.....            196             7,466           (130)              --
  Accumulated net realized gain/(loss)......................              2            19,831         (8,297)              --
  Unrealized appreciation/(depreciation) of investments and
    translation of assets and liabilities in foreign
    currencies..............................................          1,542            39,313            431               --
  Unrealized appreciation/(depreciation) of futures and
    forward contracts.......................................             --             2,534             --               --
-------------------------------------------------------------------------------------------------------------------------------
                                                                    $31,154        $1,590,928       $142,014         $139,718
===============================================================================================================================
NET ASSET VALUE PER SHARE BY CLASS(1):
INSTITUTIONAL CLASS
Net assets..................................................        $30,134        $1,590,797       $141,991         $139,718
Shares of beneficial interest...............................          2,832           132,463         16,450          139,718
Net asset value per share...................................        $ 10.64        $    12.01       $   8.63         $   1.00
RETIREMENT CLASS
Net assets..................................................        $     6        $      131       $     23         $     --
Shares of beneficial interest...............................              1                11              3               --
Net asset value per share...................................        $ 10.64        $    12.01       $   8.63         $   1.00
INVESTOR CLASS
Net assets..................................................        $ 1,014               N/A            N/A              N/A
Shares of beneficial interest...............................             95               N/A            N/A              N/A
Net asset value per share...................................        $ 10.64               N/A            N/A              N/A

------------

*  Including repurchase agreements and short-term investments.

1 Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.
    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

HARBOR FIXED INCOME FUNDS
STATEMENT OF OPERATIONS--SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)

(All amounts in Thousands)

                                                               HARBOR             HARBOR            HARBOR              HARBOR
                                                         HIGH-YIELD BOND(1)        BOND         SHORT DURATION       MONEY MARKET
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest:
     Unaffiliated companies..........................          $  706             $32,746           $2,703              $1,018
     Affiliated companies............................              --                  57               --                  --
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME............................             706              32,803            2,703               1,018
OPERATING EXPENSES:
  Management fees....................................              76               3,636              236                 222
  12b-1 fees:
     Retirement Class................................              --                  --               --                  --
     Investor Class..................................               1                 N/A              N/A                 N/A
  Shareholder communications.........................              27                  81                4                  19
  Custodian fees.....................................              20                 149               27                  21
  Transfer agent fees:
     Institutional Class.............................               9                 381               60                  56
     Retirement Class................................              --                  --               --                  --
     Investor Class..................................               1                 N/A              N/A                 N/A
  Professional fees..................................              10                  50                5                   5
  Trustees' fees and expenses........................              --                  14                1                   1
  Registration fees..................................             110                  42               26                  27
  Miscellaneous......................................               3                  16                6                   6
---------------------------------------------------------------------------------------------------------------------------------
     Total operating expenses........................             257               4,369              365                 357
  Management fees waived.............................             (25)               (150)             (79)                (88)
  Transfer agent fees waived.........................              (1)                 --               --                  --
  Other expenses waived..............................            (109)                 --               --                  --
---------------------------------------------------------------------------------------------------------------------------------
     Net operating expenses..........................             122               4,219              286                 269
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS).........................             584              28,584            2,417                 749
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENT
  TRANSACTIONS:
  Net realized gain/(loss) on:
     Investments.....................................               2              11,603              403                  --
     Foreign currency transactions...................              --              (3,721)              --                  --
     Swap agreements.................................              --              (6,563)              --                  --
     Futures contracts...............................              --              18,166               --                  --
     Written options.................................              --               1,753               --                  --
  Change in net unrealized
     appreciation/(depreciation) of:
     Investments.....................................           1,542              34,792           (1,078)                 --
     Swap agreements.................................              --               4,257               --                  --
     Futures contracts...............................              --              (4,197)              --                  --
     Forward currency contracts......................              --                (864)              --                  --
     Translation of assets and liabilities in foreign
       currencies....................................              --               1,120               --                  --
---------------------------------------------------------------------------------------------------------------------------------
  Net gain/(loss) on investment transactions.........           1,544              56,346             (675)                 --
---------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS.................................          $2,128             $84,930           $1,742              $  749
=================================================================================================================================

1  For the period December 1, 2002 (inception) to April 30, 2003.

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

HARBOR FIXED INCOME FUNDS
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in Thousands)

                                                                     HARBOR
                                                                HIGH-YIELD BOND
                                                                ----------------
                                                                  DECEMBER 1,
                                                                      2002
                                                                    THROUGH
                                                                   APRIL 30,
                                                                      2003
--------------------------------------------------------------------------------
                                                                  (UNAUDITED)
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income/(loss)..............................        $   584
  Net realized gain/(loss) on investments, foreign currency
     transactions and swap agreements.......................              2
  Net unrealized appreciation/(depreciation) of
     investments............................................          1,542
--------------------------------------------------------------------------------
     NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
      OPERATIONS............................................          2,128
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income
       Institutional Class..................................           (385)
       Retirement Class(1)..................................             --
       Investor Class(1)....................................             (3)
     Net realized gain on investments
       Institutional Class..................................             --
       Retirement Class(1)..................................             --
       Investor Class(1)....................................             --
--------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS....................           (388)
--------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS
  (NOTE 5)..................................................         29,414
--------------------------------------------------------------------------------
     Net increase/(decrease) in net assets..................         31,154
NET ASSETS:
  Beginning of period.......................................             --
--------------------------------------------------------------------------------
  END OF PERIOD*............................................        $31,154
================================================================================
* Includes undistributed/(over-distributed) net investment
  income of:................................................        $   196

------------

1 Commenced operations November 1, 2002.

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

                                  HARBOR                            HARBOR                            HARBOR
                                   BOND                         SHORT DURATION                     MONEY MARKET
                      -------------------------------   -------------------------------   -------------------------------
                      NOVEMBER 1,         NOVEMBER 1,   NOVEMBER 1,         NOVEMBER 1,   NOVEMBER 1,         NOVEMBER 1,
                         2002                2001          2002                2001          2002                2001
                        THROUGH             THROUGH       THROUGH             THROUGH       THROUGH             THROUGH
                       APRIL 30,          OCTOBER 31,    APRIL 30,          OCTOBER 31,    APRIL 30,          OCTOBER 31,
                         2003                2002          2003                2002          2003                2002
-------------------------------------------------------------------------------------------------------------------------
                      (UNAUDITED)                       (UNAUDITED)                       (UNAUDITED)
                      $   28,584          $   49,691     $  2,417            $  4,204      $    749            $  2,661
                          21,238              53,145          403                 414            --                  --
                          35,108             (33,940)      (1,078)               (547)           --                  --
-------------------------------------------------------------------------------------------------------------------------
                          84,930              68,896        1,742               4,071           749               2,661
-------------------------------------------------------------------------------------------------------------------------
                         (48,256)            (45,135)      (2,720)             (4,396)         (749)             (2,661)
                              (4)                 --           --                  --            --                  --
                             N/A                 N/A          N/A                 N/A           N/A                 N/A
                         (30,550)            (22,765)          --                  --            --                  --
                              (2)                 --           --                  --            --                  --
                             N/A                 N/A          N/A                 N/A           N/A                 N/A
-------------------------------------------------------------------------------------------------------------------------
                         (78,812)            (67,900)      (2,720)             (4,396)         (749)             (2,661)
-------------------------------------------------------------------------------------------------------------------------
                         214,879             332,383      (10,082)             27,440       (16,728)            (12,388)
-------------------------------------------------------------------------------------------------------------------------
                         220,997             333,379      (11,060)             27,115       (16,728)            (12,388)
                       1,369,931           1,036,552      153,074             125,959       156,446             168,834
-------------------------------------------------------------------------------------------------------------------------
                      $1,590,928          $1,369,931     $142,014            $153,074      $139,718            $156,446
=========================================================================================================================
                      $    7,466          $   27,142     $   (130)           $    173      $     --            $     --

                                  FIXED INCOME

HARBOR FIXED INCOME FUNDS FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                                        INCOME FROM INVESTMENT OPERATIONS
                                                                   --------------------------------------------
                                                                                         NET REALIZED AND
                                                                                     UNREALIZED GAINS/(LOSSES)
                                                      NET ASSET                           ON INVESTMENTS,
                                                        VALUE           NET         FUTURES CONTRACTS, OPTIONS,    TOTAL FROM
                                                      BEGINNING     INVESTMENT          SWAP AGREEMENTS AND        INVESTMENT
YEAR/PERIOD ENDED                                     OF PERIOD    INCOME/(LOSS)    FOREIGN CURRENCY CONTRACTS     OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
HARBOR HIGH-YIELD BOND FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)(1)...................     $10.00          $.22(c)                 $ .57                  $ .79
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(1)...................     $10.00          $.10(c)                 $ .69                  $ .79
INVESTOR CLASS
  April 30, 2003 (Unaudited)(1)...................     $10.00          $.20(c)                 $ .59                  $ .79
------------------------------------------------------------------------------------------------------------------------------
HARBOR BOND FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)......................     $11.98          $.23(c)                 $ .47                  $ .70
  October 31, 2002................................      12.05           .50(c)                   .17                    .67
  October 31, 2001................................      11.00           .56(c)                  1.08                   1.64
  October 31, 2000................................      10.85           .57(c)                   .15                    .72
  October 31, 1999................................      11.82           .58(c)                  (.49)                   .09
  October 31, 1998................................      11.57           .61(c)                   .53                   1.14
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(2)...................     $11.98          $.19(c)                 $ .50                  $ .69
------------------------------------------------------------------------------------------------------------------------------
HARBOR SHORT DURATION FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)......................     $ 8.69          $.13(c)                 $(.04)                 $ .09
  October 31, 2002................................       8.69           .30(c)                   .01                    .31
  October 31, 2001................................       8.51           .45(c)                   .19                    .64
  October 31, 2000................................       8.56           .55(c)                  (.04)                   .51
  October 31, 1999................................       8.69           .46(c)                  (.15)                   .31
  October 31, 1998................................       8.66           .48(c)                   .09                    .57
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(2)...................     $ 8.69          $.13(c)                 $(.04)                 $ .09
------------------------------------------------------------------------------------------------------------------------------
HARBOR MONEY MARKET FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)......................     $ 1.00          $ --                    $  --                  $  --
  October 31, 2002................................       1.00           .02(c)                    --                    .02
  October 31, 2001................................       1.00           .05(c)                    --                    .05
  October 31, 2000................................       1.00           .06(c)                    --                    .06
  October 31, 1999................................       1.00           .05(c)                    --                    .05
  October 31, 1998................................       1.00           .05(c)                    --                    .05
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(2)...................     $ 1.00          $ --                    $  --                  $  --
------------------------------------------------------------------------------------------------------------------------------


                                                          LESS DISTRIBUTIONS
                                                    ------------------------------
                                                    DIVIDENDS      DISTRIBUTIONS
                                                     FROM NET         FROM NET
                                                    INVESTMENT        REALIZED
YEAR/PERIOD ENDED                                     INCOME      CAPITAL GAINS(3)
HARBOR HIGH-YIELD BOND FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)(1)...................    $(.15)            $  --
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(1)...................    $(.15)            $  --
INVESTOR CLASS
  April 30, 2003 (Unaudited)(1)...................    $(.15)            $  --
---------------------------------------------------------------------------------------------------
HARBOR BOND FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)......................    $(.41)            $(.26)
  October 31, 2002................................     (.47)             (.27)
  October 31, 2001................................     (.52)             (.07)
  October 31, 2000................................     (.57)               --
  October 31, 1999................................     (.55)             (.51)
  October 31, 1998................................     (.66)             (.23)
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(2)...................    $(.40)            $(.26)
---------------------------------------------------------------------------------------------------------------------
HARBOR SHORT DURATION FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)......................    $(.15)            $  --
  October 31, 2002................................     (.31)               --
  October 31, 2001................................     (.46)               --
  October 31, 2000................................     (.56)               --
  October 31, 1999................................     (.44)               --
  October 31, 1998................................     (.54)               --
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(2)...................    $(.15)            $  --
------------------------------------------------------------------------------------------------------------------------------
HARBOR MONEY MARKET FUND
INSTITUTIONAL CLASS
  April 30, 2003 (Unaudited)......................    $  --             $  --
  October 31, 2002................................     (.02)               --
  October 31, 2001................................     (.05)               --
  October 31, 2000................................     (.06)               --
  October 31, 1999................................     (.05)               --
  October 31, 1998................................     (.05)               --
RETIREMENT CLASS
  April 30, 2003 (Unaudited)(2)...................    $  --             $  --
------------------------------------------------------------------------------------------------------------------------------

1  For the period December 1, 2002 (inception) through April 30, 2003.

2  Commenced operations November 1, 2002.

3  Includes both short-term and long-term capital gains.

4  Percentage does not reflect reduction for credit balance arrangements (See
   Note 4 to financial statements).

a  Annualized.

b  Unannualized.

c Reflects the Adviser's waiver of a portion of its management fees and other operating expenses.

d The total returns would have been lower had certain expenses not been waived during the periods shown.
    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME


                                                                                                  RATIO OF         RATIO OF
                                                                        RATIO OF                 OPERATING        OPERATING
                                                                        OPERATING               EXPENSES NOT     EXPENSES NET
                      NET ASSET                      NET ASSETS        EXPENSES TO               IMPOSED TO     OF ALL OFFSETS
        TOTAL           VALUE       TOTAL           END OF PERIOD        AVERAGE                  AVERAGE         TO AVERAGE
    DISTRIBUTIONS   END OF PERIOD   RETURN             (000S)       NET ASSETS (%)(4)          NET ASSETS (%)   NET ASSETS (%)
------------------------------------------------------------------------------------------------------------------------------

       $ (.15)         $10.64        7.93%(b,d)      $   30,134             1.12%(a,c)              1.24%(a)         1.12%(a,c)
       $ (.15)         $10.64        7.93%(b,d)      $        6             1.37%(a,c)              1.24%(a)         1.37%(a,c)
       $ (.15)         $10.64        7.89%(b,d)      $    1,014             1.40%(a,c)              1.39%(a)         1.40%(a,c)
------------------------------------------------------------------------------------------------------------------------------
       $ (.67)         $12.01        6.02%(b,d)      $1,590,797              .58%(a,c)               .02%(a)          .58%(a,c)
         (.74)          11.98        5.87(d)          1,369,931              .58(c)                  .08              .58(c)
         (.59)          12.05       15.35(d)          1,036,552              .56(c)                  .22              .56(c)
         (.57)          11.00        6.95(d)            717,255              .60(c)                  .21              .60(c)
        (1.06)          10.85         .85(d)            627,180              .61(c)                  .21              .60(c)
         (.89)          11.82       10.33(d)            473,021              .65(c)                  .22              .65(c)
       $ (.66)         $12.01        5.95%(b,d)      $      131              .83%(c)                 .02%(a)          .83%(a,c)
------------------------------------------------------------------------------------------------------------------------------
       $ (.15)         $ 8.63        1.02%(b,d)      $  141,991              .37%(a,c)               .10%(a)          .37%(a,c)
         (.31)           8.69        3.67(d)            153,074              .31(c)                  .13              .31(c)
         (.46)           8.69        7.73(d)            125,959              .28(c)                  .20              .27(c)
         (.56)           8.51        6.21(d)            125,032              .29(c)                  .20              .28(c)
         (.44)           8.56        3.68(d)            251,442              .28(c)                  .20              .28(c)
         (.54)           8.69        6.81(d)            217,244              .36(c)                  .20              .36(c)
       $ (.15)         $ 8.63        1.01%(b,d)      $       23              .62%(a,c)               .10%(a)          .62%(a,c)
------------------------------------------------------------------------------------------------------------------------------
       $   --          $ 1.00         .50%(b,d)      $  139,718              .36%(a,c)               .12%(a)          .36%(a,c)
         (.02)           1.00        1.59(d)            156,446              .36(c)                  .12              .36(c)
         (.05)           1.00        4.83(d)            168,834              .38(c)                  .12              .38(c)
         (.06)           1.00        5.99(d)            105,893              .48(c)                  .12              .47(c)
         (.05)           1.00        4.82(d)             97,265              .46(c)                  .12              .46(c)
         (.05)           1.00        5.20(d)            100,276              .57(c)                  .12              .57(c)
       $   --          $ 1.00          --%           $       --              .61%(a,c)               .12%(a)          .61%(a,c)
------------------------------------------------------------------------------------------------------------------------------


        RATIO OF
     NET INVESTMENT
         INCOME
       TO AVERAGE             PORTFOLIO
     NET ASSETS (%)          TURNOVER (%)
------------------------------------------------------------------------------------------------------------------------------
          5.36%(a,c)              29%(b)
          6.68%(a,c)              29%(b)
          6.49%(a,c)              29%(b)
------------------------------------------------------------------------------------------------------------------------------
          3.93%(a,c)             118%(b)
          4.37(c)                293
          5.50(c)                531
          6.16(c)                494
          5.35(c)                271
          5.41(c)                278
          3.52%(a,c)             118%(b)
------------------------------------------------------------------------------------------------------------------------------
          3.08%(a,c)             127%(b)
          3.44(c)                154
          5.35(c)                246
          6.00(c)                478
          5.36(c)                578
          5.51(c)                727
          2.86%(a,c)             127%(b)
------------------------------------------------------------------------------------------------------------------------------
          1.01%(a,c)             N/A
          1.58(c)                N/A
          4.60(c)                N/A
          5.88(c)                N/A
          4.73(c)                N/A
          5.08(c)                N/A
            --%                  N/A
------------------------------------------------------------------------------------------------------------------------------

                                  FIXED INCOME

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2003 (UNAUDITED)

(Currency in Thousands)

NOTE 1--ORGANIZATIONAL MATTERS

     Harbor Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-ended investment company, consisting of six domestic equity series: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund; three international equity series:
Harbor International Fund, Harbor International Growth Fund and Harbor Global Equity Fund; and four fixed income series: Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund (individually or collectively referred to as a "Fund" or the "Funds").

     The Trust may offer up to three classes of shares, designated as Institutional Class, Retirement Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

SECURITY VALUATION

     Equity securities are valued at the last sale price on a national exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") system or, in the case of unlisted securities or listed securities for which there were no sales on the valuation day, the mean between the closing bid and asked price. Securities listed or traded on foreign exchanges are valued at the last sale price on a national exchange on the valuation day, or if no sale occurs, at the official bid price as determined as of the close of the primary exchange.

     Except for Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than sixty days, are valued at prices furnished by a pricing service, or as otherwise described below, selected by Harbor Capital Advisors, Inc. (the "Adviser"), which determines valuation for normal institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than sixty days are stated at amortized cost which approximates value.

     Securities, for which there are no such prices or for which prices are deemed by the Adviser or Subadviser not to be representative of market values, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The actual calculation of fair market value may be done by others including the Adviser and Subadviser.

     Securities of the Harbor Money Market Fund are valued utilizing the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended, and the Fund's Rule 2a-7 procedures.

CLASS ALLOCATIONS

     Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

FUTURES CONTRACTS

     To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund (except Harbor Money Market Fund), may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor Large Cap Value Fund and Harbor High-Yield Bond Fund are not authorized to enter into currency futures contracts and options on such contracts. Harbor International Growth Fund and Harbor International Fund are not authorized to enter into futures contracts on currencies or engage in options transactions with respect to futures contracts for speculative purposes. Futures contracts tend to increase or decrease the Fund's exposure to the underlying instrument or hedge other fund

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts' terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the last sale price on the exchange on which such futures are principally traded. See Portfolio of Investments for open futures contracts held as of April 30, 2003.

     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

OPTIONS

     Consistent with its investment policies, each Fund (excluding the Harbor Money Market Fund) may use option contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor Large Cap Value Fund and Harbor High-Yield Bond Fund are not authorized to engage in options transactions on currency. Harbor International Fund and Harbor International Growth Fund are not authorized to engage in options transactions on currencies for speculative purposes. Harbor Bond Fund and Harbor Short Duration Fund may use options on currencies for cross-hedging purposes. Option contracts tend to increase or decrease the Fund's exposure to the underlying instrument or hedge other fund investments.

     When a Fund purchases an option, the premium paid by the Fund is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked-to-market" to reflect the option's current market value. Purchased options are valued at the last sale price on the market on which they are principally traded. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

     When a Fund writes an option, the premium received by the Fund is presented in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

     The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts' terms. See Note 3 for all outstanding written options as of April 30, 2003.

SWAP AGREEMENTS

     To the extent permitted under their respective investment policies, Harbor Capital Appreciation Fund, Harbor Bond Fund and Harbor Short Duration Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is an agreement to exchange the return generated by one investment for the return generated by another instrument. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Fund may also enter into interest rate swap

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Interest rate swaps are "marked-to-market" daily. Net market value is reported as an asset or a liability in the Statement of Assets and Liabilities. The cash paid or received on a swap is recognized as income or expense when such a payment is paid or received.

     Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.

TBA/WHEN-ISSUED PURCHASE COMMITMENTS

     Harbor Bond Fund may enter into TBA (to be announced) and when-issued purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price for a TBA has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The price of a when-issued security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated.

     The Fund holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. TBA and when-issued purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA and when-issued purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above.

     Although the Fund will generally enter into TBA and when-issued purchase commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Fund's Subadviser deems it appropriate to do so.

TBA SALE COMMITMENTS

     Harbor Bond Fund may enter into TBA sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date on which the commitment was entered.

SHORT SALES

     Each Fund, except Harbor International Fund, Harbor International Growth Fund and Harbor Money Market Fund, may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain a segregated account of cash or liquid securities with its custodian sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.

FOREIGN FORWARD CURRENCY CONTRACTS

     Consistent with its investment policies, each Fund, except Harbor High-Yield Bond Fund and Harbor Money Market Fund, may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

FOREIGN CURRENCY TRANSLATIONS

     The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with certain banks and broker dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Trust's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.

SECURITIES TRANSACTIONS

     Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

INVESTMENT INCOME

     Dividends declared are accrued on the ex-dividend date. For Harbor International Growth Fund, Harbor Global Equity Fund and Harbor International Fund, certain dividends are recorded after the ex-dividend date, but as soon as the Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

DISTRIBUTION TO SHAREHOLDERS

     Distributions are recorded on the ex-dividend date.

EXPENSES

     Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

FEDERAL TAXES

     Each Fund is treated as a separate entity for federal tax purposes. Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS

     Purchases and sales of investments, other than short-term securities, for each Fund for the period ended April 30, 2003 were as follows:

                                                                       PURCHASES                       SALES
                                                                ------------------------      ------------------------
                                                                   U.S.                          U.S.
                                                                GOVERNMENT      OTHER         GOVERNMENT      OTHER
                                                                ----------      -----         ----------      -----
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund..........................    $       --    $1,530,363      $       --    $1,511,686
  Harbor Mid Cap Growth Fund................................            --         5,695              --         5,030
  Harbor Small Cap Growth Fund..............................            --       227,647              --        56,229
  Harbor Large Cap Value Fund...............................         1,099        21,601             650        11,891
  Harbor Mid Cap Value Fund.................................            --         2,371              --         1,652
  Harbor Small Cap Value Fund...............................            --        30,536              --         1,600
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund.................................            --       560,355              --       148,096
  Harbor International Growth Fund..........................            --       254,672              --       275,127
  Harbor Global Equity Fund.................................            --         2,057              35         2,007
HARBOR FIXED INCOME FUNDS
  Harbor High-Yield Bond Fund...............................            --        36,170              --         7,276
  Harbor Bond Fund..........................................     1,186,469       241,742       1,228,558       311,333
  Harbor Short Duration Fund................................       117,087       108,173         130,234        65,265

     The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

REDEMPTION IN-KIND TRANSACTIONS

     For the six-month period ended April 30, 2003, Harbor Capital Appreciation Fund realized gains of $13,288 from in-kind redemptions of Fund shares.

WRITTEN OPTIONS

     Transactions in written options for the six-month period ended April 30, 2003 are summarized as follows:

                                                                    OPTIONS WRITTEN
                                                                -----------------------
                                                                      SECURITIES
                                                                -----------------------
                                                                NUMBER OF    AGGREGATE
                                                                CONTRACTS    FACE VALUE
                                                                ---------    ----------
HARBOR CAPITAL APPRECIATION FUND
  Options outstanding at beginning of year..................      3,743        $ 374
  Options opened............................................         --           --
  Options closed/expired....................................     (3,743)        (374)
                                                                 ------        -----
  Open at 04/30/2003........................................         --        $  --
                                                                 ======        =====

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS--CONTINUED


                                                      OPTIONS WRITTEN            OPTIONS WRITTEN             OPTIONS WRITTEN
                                                  -----------------------    -----------------------    -------------------------
                                                    EURODOLLAR FUTURES        U.S. TREASURY FUTURES        SWAP OPTIONS--U.S.
                                                  -----------------------    -----------------------    -------------------------
                                                  NUMBER OF    AGGREGATE     NUMBER OF    AGGREGATE      NUMBER OF     AGGREGATE
                                                  CONTRACTS    FACE VALUE    CONTRACTS    FACE VALUE     CONTRACTS     FACE VALUE
                                                  ---------    ----------    ---------    ----------     ---------     ----------
HARBOR BOND FUND
  Options outstanding at beginning of year....      1,476       E$18,255       1,363       $ 1,363       53,200,000     $ 53,200
  Options opened..............................        429          1,073       2,527         2,527      122,500,000      122,500
  Options closed/expired......................       (799)        (1,998)     (2,674)       (2,674)     (46,800,000)     (46,800)
                                                    -----       --------      ------       -------      -----------     --------
  Open at 04/30/2003..........................      1,106       E$17,330       1,216       $ 1,216      128,900,000     $128,900
                                                    =====       ========      ======       =======      ===========     ========

------------

E$ Eurodollar.

NOTE 4--FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER

     Harbor Capital Advisors, Inc. ("Harbor Capital"), is an indirect wholly-owned subsidiary of Robeco Groep, N.V. Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. ("Rabobank Nederland") owns 100% of the shares of Robeco. Harbor Capital is the Trust's investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the six-month period ended April 30, 2003. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

                                                                CONTRACTUAL RATE    % WAIVED    ACTUAL RATE
                                                                ----------------    --------    -----------
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund..........................          0.60%             --%        0.60%
  Harbor Mid Cap Growth Fund................................          0.75            0.20         0.55
  Harbor Small Cap Growth Fund..............................          0.75              --         0.75
  Harbor Large Cap Value Fund...............................          0.60              --         0.60
  Harbor Mid Cap Value Fund.................................          0.75            0.20         0.55
  Harbor Small Cap Value Fund...............................          0.75            0.20         0.55
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund.................................          0.75%             --%        0.75%
  Harbor International Growth Fund..........................          0.75              --         0.75
  Harbor Global Equity Fund.................................          0.75            0.20         0.55
HARBOR FIXED INCOME FUNDS
  Harbor High-Yield Bond Fund...............................          0.70%           0.15%        0.55%
  Harbor Bond Fund..........................................          0.50            0.02         0.48
  Harbor Short Duration Fund................................          0.30            0.10         0.20
  Harbor Money Market Fund..................................          0.30            0.12         0.18

     Harbor Capital has from time to time voluntarily agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds.

     The Trust reimburses Harbor Capital for certain legal expenses incurred by Harbor Capital with respect to the Trust. Such amounts aggregated $26 for the six-month period ended April 30, 2003.

DISTRIBUTOR

     HCA Securities, Inc. ("HCA Securities"), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Fund shares. Effective November 1, 2002, the Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Funds' Retirement Class shares and Investor Class shares (collectively the "12b-1 Plans"). Each Fund, pursuant to the 12b-1 Plans, pays HCA Securities compensation at the annual rate of up to 0.25% of the average daily net assets of Retirement Class shares and of the Investor Class shares. The 12b-1 Plans compensate HCA Securities for the purpose of financing any activity which is primarily intended to result in the sale of Retirement and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for (other than existing shareholders) prospective shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars;

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 4--FEES AND OTHER TRANSACTIONS WITH AFFILIATES--CONTINUED

supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

     Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by HCA Securities on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse HCA Securities for the actual expenses HCA Securities may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if HCA Securities' actual expenses exceed the fee payable to HCA Securities at any given time, the Funds will not be obligated to pay more than that fee. If HCA Securities' expenses are less than the fee it receives, HCA Securities will retain the full amount of the fee.

     The fees allocated to each Fund's respective class are shown on the accompanying Statement of Operations.

SHAREHOLDERS

     On April 30, 2003, Harbor Capital, HCA Securities and Harbor Transfer, Inc. held the following shares of beneficial interest in the Funds:

                                                                 HARBOR CAPITAL,
                                                                HCA SECURITIES AND
                                                                 HARBOR TRANSFER
HARBOR DOMESTIC EQUITY FUNDS                                    ------------------
  Harbor Capital Appreciation Fund..........................             4,871
  Harbor Mid Cap Growth Fund................................           307,500
  Harbor Small Cap Growth Fund..............................             5,789
  Harbor Large Cap Value Fund...............................            13,372
  Harbor Mid Cap Value Fund.................................           200,002
  Harbor Small Cap Value Fund...............................           161,298
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund.................................            91,137
  Harbor International Growth Fund..........................             5,885
  Harbor Global Equity Fund.................................           507,024
HARBOR FIXED INCOME FUNDS
  Harbor High-Yield Bond Fund...............................                 3
  Harbor Bond Fund..........................................            19,256
  Harbor Short Duration Fund................................            11,489
  Harbor Money Market Fund..................................        29,711,004

TRANSFER AGENT

     Harbor Transfer, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services are shown on each Fund's Statement of Operations.

"NON-INTERESTED" TRUSTEES

     The fees and expenses of the non-interested Trustees allocated to each Fund are shown on each Fund's Statement of Operations.

CUSTODIAN

     Payments to the custodian may be reduced by credit balance arrangements applied to each portfolio. There were no reductions for the six-month period ended April 30, 2003. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets utilized in connection with credit balance arrangements, if any, in an income-producing asset.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 5--CAPITAL SHARE TRANSACTIONS

     Transactions in shares (000s) and dollars (000s) were as follows:

                                          INSTITUTIONAL CLASS SHARES        RETIREMENT CLASS SHARES(1)   INVESTOR CLASS SHARES(1)
                                      -----------------------------------   --------------------------   ------------------------
                                      SIX MONTHS ENDED      YEAR ENDED           SIX MONTHS ENDED            SIX MONTHS ENDED
                                       APRIL 30, 2003    OCTOBER 31, 2002         APRIL 30, 2003              APRIL 30, 2003
                                      ----------------   ----------------        ----------------            ----------------
HARBOR CAPITAL APPRECIATION FUND
  (SHARES)
  Shares sold.......................        37,856              83,590                     2                          426
  Shares issued in reinvestment of
    distributions...................           400                 284                    --                           --
  Shares reacquired.................       (38,099)            (71,575)                   (1)                         (92)
                                         ---------         -----------                ------                      -------
  Net increase/(decrease) in shares
    outstanding.....................           157              12,299                     1                          334
                                         =========         ===========                ======                      =======
HARBOR CAPITAL APPRECIATION FUND ($)
  Shares sold.......................     $ 779,148         $ 2,158,700                $   33                      $ 8,842
  Shares issued in reinvestment of
    distributions...................         8,078               8,354                    --                            5
  Shares reacquired.................      (780,513)         (1,806,165)                  (15)                      (1,860)
                                         ---------         -----------                ------                      -------
  Net increase/(decrease) in net
    assets..........................     $   6,713         $   360,889                $   18                      $ 6,987
                                         =========         ===========                ======                      =======
HARBOR MID CAP GROWTH FUND (SHARES)
  Shares sold.......................         1,916               1,478                    --                           38
  Shares issued in reinvestment of
    distributions...................            --                  --                    --                           --
  Shares reacquired.................        (1,751)             (1,036)                   --                          (23)
                                         ---------         -----------                ------                      -------
  Net increase/(decrease) in shares
    outstanding.....................           165                 442                    --                           15
                                         =========         ===========                ======                      =======
HARBOR MID CAP GROWTH FUND ($)
  Shares sold.......................     $   8,166         $     8,019                $   --                      $   168
  Shares issued in reinvestment of
    distributions...................            --                  --                    --                           --
  Shares reacquired.................        (7,424)             (5,320)                   --                          (97)
                                         ---------         -----------                ------                      -------
  Net increase/(decrease) in net
    assets..........................     $     742         $     2,699                $   --                      $    71
                                         =========         ===========                ======                      =======
HARBOR SMALL CAP GROWTH FUND
  (SHARES)
  Shares sold.......................        15,470              12,068                    --                        1,029
  Shares issued in merger...........         7,597                  --                    --                           --
  Shares issued in reinvestment of
    distributions...................            --                  --                    --                           --
  Shares reacquired.................        (3,264)             (1,829)                   --                           (9)
                                         ---------         -----------                ------                      -------
  Net increase/(decrease) in shares
    outstanding.....................        19,803              10,239                    --                        1,020
                                         =========         ===========                ======                      =======
HARBOR SMALL CAP GROWTH FUND ($)
  Shares sold.......................     $ 221,282         $   115,859                $   --                      $ 8,734
  Shares issued in merger...........        65,746                  --                    --                           --
  Shares issued in reinvestment of
    distributions...................            --                  --                    --                           --
  Shares reacquired.................       (28,710)            (16,956)                   --                          (81)
                                         ---------         -----------                ------                      -------
  Net increase/(decrease) in net
    assets..........................     $ 258,318         $    98,903                $   --                      $ 8,653
                                         =========         ===========                ======                      =======
HARBOR LARGE CAP VALUE FUND (SHARES)
  Shares sold.......................         2,945               5,846                    --                           39
  Shares issued in reinvestment of
    distributions...................            82                  40                    --                           --
  Shares reacquired.................        (1,565)             (3,458)                   --                          (17)
                                         ---------         -----------                ------                      -------
  Net increase/(decrease) in shares
    outstanding.....................         1,462               2,428                    --                           22
                                         =========         ===========                ======                      =======
HARBOR LARGE CAP VALUE FUND ($)
  Shares sold.......................     $  33,592         $    80,102                $   --                      $   442
  Shares issued in reinvestment of
    distributions...................           922                 548                    --                           --
  Shares reacquired.................       (17,813)            (45,079)                   --                         (192)
                                         ---------         -----------                ------                      -------
  Net increase/(decrease) in net
    assets..........................     $  16,701         $    35,571                $   --                      $   250
                                         =========         ===========                ======                      =======

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 5--CAPITAL SHARE TRANSACTIONS--CONTINUED


                                          INSTITUTIONAL CLASS SHARES        RETIREMENT CLASS SHARES(1)   INVESTOR CLASS SHARES(1)
                                      -----------------------------------   --------------------------   ------------------------
                                      SIX MONTHS ENDED      YEAR ENDED           SIX MONTHS ENDED            SIX MONTHS ENDED
                                       APRIL 30, 2003    OCTOBER 31, 2002         APRIL 30, 2003              APRIL 30, 2003
                                      ----------------   ----------------        ----------------            ----------------
HARBOR MID CAP VALUE FUND(2)
  (SHARES)
  Shares sold.......................           233                 678                    --                            8
  Shares issued in reinvestment of
    distributions...................            --                  --                    --                           --
  Shares reacquired.................          (119)                (94)                   --                           (7)
                                         ---------         -----------                ------                      -------
  Net increase/(decrease) in shares
    outstanding.....................           114                 584                    --                            1
                                         =========         ===========                ======                      =======
HARBOR MID CAP VALUE FUND(2) ($)
  Shares sold.......................     $   1,965         $     6,513                $   --                      $    67
  Shares issued in reinvestment of
    distributions...................            --                  --                    --                           --
  Shares reacquired.................        (1,005)               (838)                   --                          (58)
                                         ---------         -----------                ------                      -------
  Net increase/(decrease) in net
    assets..........................     $     960         $     5,675                $   --                      $     9
                                         =========         ===========                ======                      =======
HARBOR SMALL CAP VALUE FUND(3)
  (SHARES)
  Shares sold.......................         3,154               1,788                    --                           29
  Shares issued in reinvestment of
    distributions...................            --                  --                    --                           --
  Shares reacquired.................          (273)               (295)                   --                           (6)
                                         ---------         -----------                ------                      -------
  Net increase/(decrease) in shares
    outstanding.....................         2,881               1,493                    --                           23
                                         =========         ===========                ======                      =======
HARBOR SMALL CAP VALUE FUND(3) ($)
  Shares sold.......................     $  31,618         $    18,231                $   --                      $   292
  Shares issued in reinvestment of
    distributions...................            --                  --                    --                           --
  Shares reacquired.................        (2,704)             (2,936)                   --                          (60)
                                         ---------         -----------                ------                      -------
  Net increase/(decrease) in net
    assets..........................     $  28,914         $    15,295                $   --                      $   232
                                         =========         ===========                ======                      =======
HARBOR INTERNATIONAL FUND (SHARES)
  Shares sold.......................        32,399              38,662                   125                          751
  Shares issued in merger...........         1,703                  --                    --                           --
  Shares issued in reinvestment of
    distributions...................         4,070               4,394                    --                            2
  Shares reacquired.................       (22,348)            (36,007)                   (6)                         (45)
                                         ---------         -----------                ------                      -------
  Net increase/(decrease) in shares
    outstanding.....................        15,824               7,049                   119                          708
                                         =========         ===========                ======                      =======
HARBOR INTERNATIONAL FUND ($)
  Shares sold.......................     $ 879,972         $ 1,122,416                $3,203                      $19,573
  Shares issued in merger...........        45,449                  --                    --                           --
  Shares issued in reinvestment of
    distributions...................       108,598             128,895                     2                           38
  Shares reacquired.................      (589,405)         (1,048,409)                 (158)                      (1,174)
                                         ---------         -----------                ------                      -------
  Net increase/(decrease) in net
    assets..........................     $ 444,614         $   202,902                $3,047                      $18,437
                                         =========         ===========                ======                      =======
HARBOR INTERNATIONAL GROWTH FUND
  (SHARES)
  Shares sold.......................        19,179              29,302                    --                           32
  Shares issued in reinvestment of
    distributions...................           154                   7                    --                           --
  Shares reacquired.................       (21,736)            (43,118)                   --                          (13)
                                         ---------         -----------                ------                      -------
  Net increase/(decrease) in shares
    outstanding.....................        (2,403)            (13,809)                   --                           19
                                         =========         ===========                ======                      =======
HARBOR INTERNATIONAL GROWTH FUND ($)
  Shares sold.......................     $ 122,785         $   231,836                $   --                      $   207
  Shares issued in reinvestment of
    distributions...................         1,015                  61                    --                           --
  Shares reacquired.................      (141,072)           (341,376)                   --                          (90)
                                         ---------         -----------                ------                      -------
  Net increase/(decrease) in net
    assets..........................     $ (17,272)        $  (109,479)               $   --                      $   117
                                         =========         ===========                ======                      =======

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 5--CAPITAL SHARE TRANSACTIONS--CONTINUED


                                          INSTITUTIONAL CLASS SHARES        RETIREMENT CLASS SHARES(1)   INVESTOR CLASS SHARES(1)
                                      -----------------------------------   --------------------------   ------------------------
                                      SIX MONTHS ENDED      YEAR ENDED           SIX MONTHS ENDED            SIX MONTHS ENDED
                                       APRIL 30, 2003    OCTOBER 31, 2002         APRIL 30, 2003              APRIL 30, 2003
                                      ----------------   ----------------        ----------------            ----------------
HARBOR GLOBAL EQUITY FUND (SHARES)
  Shares sold.......................           314                 226                    --                           --
  Shares issued in reinvestment of
    distributions...................             1                   1                    --                           --
  Shares reacquired.................          (252)               (529)                   --                           --
                                         ---------         -----------                ------                      -------
  Net increase/(decrease) in shares
    outstanding.....................            63                (302)                   --                           --
                                         =========         ===========                ======                      =======
HARBOR GLOBAL EQUITY FUND ($)
  Shares sold.......................     $   1,894         $     1,642                $   --                      $    --
  Shares issued in reinvestment of
    distributions...................             5                   6                    --                           --
  Shares reacquired.................        (1,502)             (3,630)                   --                           --
                                         ---------         -----------                ------                      -------
  Net increase/(decrease) in net
    assets..........................     $     397         $    (1,982)               $   --                      $    --
                                         =========         ===========                ======                      =======
HARBOR HIGH-YIELD BOND FUND(4)
  (SHARES)
  Shares sold.......................         2,795                                         1                          105
  Shares issued in reinvestment of
    distributions...................            37            Not                         --                           --
  Shares reacquired.................            --        Applicable                      --                          (10)
                                         ---------                                    ------                      -------
  Net increase/(decrease) in shares
    outstanding.....................         2,832                                         1                           95
                                         =========                                    ======                      =======
HARBOR HIGH-YIELD BOND FUND(4) ($)
  Shares sold.......................     $  28,051                                    $    6                      $ 1,077
  Shares issued in reinvestment of
    distributions...................           385            Not                         --                            3
  Shares reacquired.................            (5)       Applicable                      --                         (103)
                                         ---------                                    ------                      -------
  Net increase/(decrease) in net
    assets..........................     $  28,431                                    $    6                      $   977
                                         =========                                    ======                      =======
HARBOR BOND FUND (SHARES)
  Shares sold.......................        45,432              61,841                    10
  Shares issued in reinvestment of
    distributions...................         6,099               5,326                     1                   Not
  Shares reacquired.................       (33,393)            (38,850)                   --                Applicable
                                      ----------------   ----------------   --------------------------
  Net increase/(decrease) in shares
    outstanding.....................        18,138              28,317                    11
                                      ================   ================   ==========================
HARBOR BOND FUND ($)
  Shares sold.......................     $ 541,232         $   727,422                $  126
  Shares issued in reinvestment of
    distributions...................        71,541              61,270                     6                   Not
  Shares reacquired.................      (398,026)           (456,309)                   --                Applicable
                                      ----------------   ----------------   --------------------------
  Net increase/(decrease) in net
    assets..........................     $ 214,747         $   332,383                $  132
                                      ================   ================   ==========================
HARBOR SHORT DURATION FUND (SHARES)
  Shares sold.......................        14,355              25,410                     3
  Shares issued in reinvestment of
    distributions...................           304                 500                    --                   Not
  Shares reacquired.................       (15,833)            (22,777)                   --                Applicable
                                      ----------------   ----------------   --------------------------
  Net increase/(decrease) in shares
    outstanding.....................        (1,174)              3,133                     3
                                      ================   ================   ==========================
HARBOR SHORT DURATION FUND ($)
  Shares sold.......................     $ 124,518         $   220,189                $   23
  Shares issued in reinvestment of
    distributions...................         2,630               4,325                    --                   Not
  Shares reacquired.................      (137,253)           (197,074)                   --                Applicable
                                      ----------------   ----------------   --------------------------
  Net increase/(decrease) in net
    assets..........................     $ (10,105)        $    27,440                $   23
                                      ================   ================   ==========================
HARBOR MONEY MARKET FUND (SHARES)
  Shares sold.......................        87,839             186,705                    --
  Shares issued in reinvestment of
    distributions...................           742               2,639                    --                   Not
  Shares reacquired.................      (105,309)           (201,732)                   --                Applicable
                                      ----------------   ----------------   --------------------------
  Net increase/(decrease) in shares
    outstanding.....................       (16,728)            (12,388)                   --
                                      ================   ================   ==========================

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 5--CAPITAL SHARE TRANSACTIONS--CONTINUED


                                          INSTITUTIONAL CLASS SHARES        RETIREMENT CLASS SHARES(1)   INVESTOR CLASS SHARES(1)
                                      -----------------------------------   --------------------------   ------------------------
                                      SIX MONTHS ENDED      YEAR ENDED           SIX MONTHS ENDED            SIX MONTHS ENDED
                                       APRIL 30, 2003    OCTOBER 31, 2002         APRIL 30, 2003              APRIL 30, 2003
                                      ----------------   ----------------        ----------------            ----------------
HARBOR MONEY MARKET FUND ($)
  Shares sold.......................     $  87,839         $   186,705                $   --
  Shares issued in reinvestment of
    distributions...................           742               2,639                    --                   Not
  Shares reacquired.................      (105,309)           (201,732)                   --                Applicable
                                      ----------------   ----------------   --------------------------
  Net increase/(decrease) in net
    assets..........................     $ (16,728)        $   (12,388)               $   --
                                      ================   ================   ==========================

------------

1  Commenced operations on November 1, 2002.

2  Commenced operation on March 1, 2002.

3  Commenced operations on December 14, 2001.

4  Commenced operations on December 1, 2002.

NOTE 6--TAX INFORMATION

     The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2003 were as follows:

                                                                                        GROSS UNREALIZED           NET UNREALIZED
                                                                                 ------------------------------    APPRECIATION/
                                                              IDENTIFIED COST    APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
                                                              ---------------    ------------    --------------    --------------
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund........................      $5,002,585        $  388,633       $(260,659)         $127,974
  Harbor Mid Cap Growth Fund..............................          10,646             1,194            (972)              222
  Harbor Small Cap Growth Fund............................         279,424            28,128          (6,750)           21,378
  Harbor Large Cap Value Fund.............................         166,068             9,261         (10,779)           (1,518)
  Harbor Mid Cap Value Fund...............................           5,779               335            (284)               51
  Harbor Small Cap Value Fund.............................          47,073             2,687          (1,094)            1,593
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund...............................      $3,247,590        $1,009,049       $(312,032)         $697,017
  Harbor International Growth Fund........................         216,790            15,211          (2,671)           12,540
  Harbor Global Equity Fund...............................           4,146               263            (206)               57
HARBOR FIXED INCOME FUNDS
  Harbor High-Yield Bond Fund.............................      $   30,478        $    1,546       $      (4)         $  1,542
  Harbor Bond Fund........................................       1,703,088            44,183          (5,374)           38,809
  Harbor Short Duration Fund..............................         142,911               663            (232)              431

NOTE 7--SUBSEQUENT EVENT

     The Board of Trustees of Harbor Fund has decided to close Harbor Small Cap Growth Fund (the "Fund") to new investors effective 4:00 p.m. (EDT) Friday, July 18, 2003. The Fund will continue to sell shares to existing shareholders and permit exchanges from other Harbor funds as long as the exchanging shareholder has an existing Harbor Small Cap Growth Fund account.

     Shares of Harbor Small Cap Growth Fund will also continue to be sold to:

        (A) Beneficiaries of pension or profit sharing plans, pension funds or other benefits plans which plans were record shareholders as of July 18, 2003; and

        (B) Certain institutional investors who have expressed an interest in investing in the Fund prior to closing, if approved by an officer of the Fund.

     In category (B), the minimum investment will be $1,000,000.

     The Trustees of Harbor Small Cap Growth Fund reserve the right to open the Fund to all new investors at any time, but have no present plans to do so.

HARBOR FUND
ADDITIONAL INFORMATION--(UNAUDITED)

TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers of Harbor is set forth below. The statement of additional information (SAI) includes additional information about the Fund's Trustees and is available without charge, upon request, by calling 1-800-422-1050 or can be downloaded from our web site at www.harborfund.com.

                                                                                                NUMBER OF
                                TERM OF                                                       PORTFOLIOS IN
                              OFFICE AND                                                       FUND COMPLEX
NAME, ADDRESS AND (AGE)        LENGTH OF                 PRINCIPAL OCCUPATION(S)               OVERSEEN BY    OTHER DIRECTORSHIPS
POSITION(S) WITH FUND       TIME SERVED(1)              DURING PAST FIVE YEARS(2)                TRUSTEE        HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
Howard P. Colhoun (67)                        Retired. General Partner, Emerging Growth             13                N/A
Trustee                     Since 1986        Partners, L.P. (investing in small companies)
  14114 Mantua Mill Road                      (1982-1996); Director, Storage U.S.A.
  Gylndon, MD 21071                           (1995-2003); and Vice President and Director
                                              of Mutual Funds, T. Rowe Price Associates,
                                              Inc. (prior to 1982).

John P. Gould (64)                            Director of Unext.com (1999-Present);                 13        Trustee of
Trustee                     Since 1994        President, Cardean University (1999-2001);                      Dimensional Fund
  332 S. Michigan Avenue                      Steven G. Rothmeier Professor (1996-Present)                    Advisors, Inc., 28
  13th Floor                                  and Distinguished Service Professor of                          series
  Chicago, IL 60604                           Economics, Graduate School of Business,                         (1986-Present);
                                              University of Chicago (1984-Present, on                         Trustee and Chairman
                                              faculty since 1965); Trustee of Milwaukee                       Pegasus Funds
                                              Mutual (1997-Present); and Principal and                        (1996-1999); Trustee
                                              Executive Vice President of Lexecon Inc.                        of First Prairie
                                              (1994-Present).                                                 Funds (1985-1996);
                                                                                                              and Trustee of
                                                                                                              Woodward Funds
                                                                                                              (1996).

Rodger F. Smith (62)                          Partner, Greenwich Associates (a business             13                N/A
Trustee                     Since 1987        strategy, consulting and research firm)
  Office Park Eight                           (1975-Present); and Director of Arlington
  Greenwich, CT 06830                         Capital Management (C.I.) Limited
                                              (1992-Present).
----------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
David G. Van Hooser (56)                      President (2002-Present), Director and                13                N/A
Chairman and Trustee        Since 2000        Chairman of the Board (2000-Present), Harbor
President                   Since 2002        Capital Advisors, Inc.; Director, HCA
  One SeaGate                                 Securities, Inc. (2000-Present); Director,
  Toledo, OH 43666                            Harbor Transfer, Inc. (2000-Present); Senior
                                              Vice President and Chief Financial Officer,
                                              Owens-Illinois, Inc. (1998-2001); and Senior
                                              Vice President and Director of Corporate
                                              Strategy, Owens-Illinois, Inc. (1996-1998).
----------------------------------------------------------------------------------------------------------------------------------
                                        INTERESTED PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
                                              Executive Vice President (2003-Present), Senior Vice President, (1991-2002),
Constance L. Souders (52)                     Director of Administration (1997-Present), Director and Secretary (1988-Present),
Vice President              Since 1999        Treasurer (1988-2000), Vice President (1988-1991) and Director of Accounting and
Treasurer                   Since 1992        Fiduciary Operations (1992-1996), Harbor Capital Advisors, Inc.; President
  One SeaGate                                 (2000-Present), Director (1991-Present) and Vice President, Secretary, and Treasurer
  Toledo, OH 43666                            (1992-2000), Harbor Transfer, Inc.; and President (2002-Present), Vice President
                                              (2000-2002) and Secretary (2000-Present) and Director (1989-Present), HCA
                                              Securities, Inc.

Karen B. Wasil (50)                           Assistant Secretary (1997-Present), Director (1999-2000) and Regulatory and Legal
Secretary                   Since 1999        Compliance Manager (1995-Present), Harbor Capital Advisors, Inc.; Secretary
  One SeaGate                                 (2000-Present) Director (1999-2000), Harbor Transfer, Inc.; and Director
  Toledo, OH 43666                            (1999-2000), HCA Securities, Inc.

------------

1 Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

2 On June 7, 2001, a wholly-owned subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of the predecessor adviser to Harbor Fund, also named "Harbor Capital Advisors, Inc." That wholly owned subsidiary of Robeco Groep N.V. assumed the name "Harbor Capital Advisors, Inc." as part of the acquisition. Another subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of liabilities of Harbor Transfer, Inc. and assumed the name "Harbor Transfer, Inc." On September 20, 2001, a wholly-owned subsidiary of Robeco Groep, N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of HCA Securities, Inc. and assumed the name "HCA Securities, Inc." Accordingly, for periods prior to June 7, 2001 with respect to Harbor Capital Advisors, Inc. and Harbor Transfer, Inc. and for periods prior to September 20, 2001 with respect to HCA Securities, Inc., employment with Harbor Capital Advisors, Inc., Harbor Transfer, Inc. and HCA Securities, Inc. refers to employment with the predecessor entities.

        (This document must be preceded or accompanied by a Prospectus.)

                                     NOTES

TRUSTEES AND OFFICERS                                                                 SHAREHOLDER SERVICING AGENT

DAVID G. VAN HOOSER                     Chairman, President and Trustee               HARBOR TRANSFER, INC.
                                                                                      P.O. Box 10048
HOWARD P. COLHOUN                       Trustee                                       Toledo, Ohio 43699-0048
                                                                                      1-800-422-1050
JOHN P. GOULD                           Trustee
                                                                                      CUSTODIAN
RODGER F. SMITH                         Trustee
                                                                                      STATE STREET BANK AND TRUST COMPANY
CONSTANCE L. SOUDERS                    Vice President and Treasurer                  P.O. Box 1713
                                                                                      Boston, MA 02105
KAREN B. WASIL                          Secretary
                                                                                      INDEPENDENT AUDITORS
INVESTMENT ADVISER
                                                                                      ERNST & YOUNG LLP
HARBOR CAPITAL ADVISORS, INC.                                                         200 Clarendon Street
One SeaGate                                                                           Boston, MA 02116
Toledo, OH 43666
                                                                                      LEGAL COUNSEL
DISTRIBUTOR AND PRINCIPAL UNDERWRITER
                                                                                      HALE AND DORR LLP
HCA SECURITIES, INC.                                                                  60 State Street
One SeaGate                                                                           Boston, MA 02109
Toledo, OH 43666
(419) 247-2477

                               [HARBOR FUND LOGO]
                                  One SeaGate
                               Toledo, Ohio 43666
                                 1-800-422-1050
                               www.harborfund.com

06/2003/270,000                                            [RECYCLED PAPER LOGO]
                                                                  recycled paper

ITEM 1 - REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

2003 Semi-Annual included.

ITEM 2 - CODE OF ETHICS

Not applicable.

ITEM 3 - AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5 - AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 - [RESERVED]

ITEM 7 - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 - [RESERVED]

ITEM 9 - CONTROLS AND PROCEDURES

(a) The Principal Executive and Financial Officers concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10 - EXHIBITS

(a)  Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(c) Certification by the principal executive officer and principal financial officer of the registrant as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed this 27th day of June, 2003 on its behalf by the undersigned, thereunto duly authorized.

                                        HARBOR FUND

                                        By: /s/ David G. Van Hooser
                                           --------------------------
                                        David G. Van Hooser
                                        Chairman, President, Trustee
                                        And Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ David G. Van Hooser     Chairman, President, Trustee      June 27, 2003
   -------------------------    and Chief Executive Officer
    David G. Van Hooser


By: /s/ Constance L. Souders    Vice President and Chief          June 27, 2003
   -------------------------    Financial Officer
    Constance L. Souders

                                  Exhibit Index


Number          Description

99.CERT Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).


99.906CERT      Certification as required by Section 1350 of Chapter 63 of Title
                18 of the United States Code (18 U.S.C. 1350).